As filed with the Securities and Exchange Commission on August 28, 2006
Securities Act Registration No. 333-

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-2

☑	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐	PRE-EFFECTIVE AMENDMENT NO.
☐	POST-EFFECTIVE AMENDMENT NO.

Tortoise Capital Resources Corporation

10801 Mastin Boulevard, Suite 222
Overland Park, Kansas 66210
(913) 981-1020

AGENT FOR SERVICE

David J. Schulte
10801 Mastin Boulevard, Suite 222
Overland Park, Kansas 66210

Copies of Communications to:

Steven F. Carman, Esq. Blackwell Sanders Peper Martin LLP 4801 Main Street, Suite 1000 Kansas City, MO 64112 (816) 983-8000	Cynthia M. Krus, Esq. Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, NW Washington, DC 20004-2415 (202) 383-0100	Valerie Ford Jacob, Esq. Fried, Frank, Harris, Shriver & Jacobson LLP One New York Plaza New York, NY 10004-1980 (212) 859-8000

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective (check appropriate box):

☐  when declared effective pursuant to Section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

	Proposed Maximum
Title of Securities	Aggregate	Amount of
Being Registered	Offering Price(1)	Registration Fee
Common Stock	$75,000,000	$8,025

(1)	Estimated solely for the purpose of calculating the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion
Preliminary Prospectus dated August 28, 2006

PROSPECTUS

          Shares

Tortoise Capital Resources Corporation

Common Stock

We invest primarily in privately-held and micro-cap public companies focused on the midstream and downstream segments, and to a lesser extent the upstream segment, of the U.S. energy infrastructure sector. Our investment objective is to provide stockholders with current income and capital appreciation. We focus our investments on unsecured, subordinated debt securities and equity securities that will generally be expected to pay us interest or dividends on a current basis. We seek to obtain enhanced returns through warrants or other equity conversion features and from growth in dividends in our equity investments. Since the completion of our private placement of approximately $46.3 million of common stock and warrants in January 2006, we have invested a total of $22.5 million in three portfolio companies in the U.S. energy infrastructure sector.
We are managed by Tortoise Capital Advisors, L.L.C., a registered investment advisor specializing in the energy infrastructure sector. As of July 31, 2006, Tortoise Capital Advisors, L.L.C. managed investments of approximately $1.8 billion in the energy infrastructure sector, including the assets of three publicly traded closed-end management investment companies focused on the energy infrastructure sector.
We expect the public offering price of our common shares to be between $      and $      per share. We intend to apply for listing of our common shares on the New York Stock Exchange under the symbol “TTO.” Currently, no public market exists for our common shares.
We are an externally managed, non-diversified closed-end management investment company that intends to elect to be regulated as a business development company under the Investment Company Act of 1940 and intends to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended, effective as of December 1, 2006.
Investing in our common shares involves risks, including the risk of leverage, that are described in the “Risk Factors” section of this prospectus beginning on page 15.
Shares of closed-end investment companies have in the past frequently traded at a discount to their net asset value. If our common shares trade at a discount to net asset value, it may increase the risk of loss for purchasers in this offering. Purchasers in this offering will experience immediate dilution. See “Dilution.”

	Per Share	Total

Public offering price	$	$
Underwriting discount (sales load)	$	$
Proceeds, before expenses, to us(1)	$	$

(1)	Before deducting expenses payable by us related to this offering, estimated at $

The underwriters may also purchase up to an additional           common shares from us at the public offering price, less the underwriting discount (sales load), within 30 days from the date of this prospectus to cover overallotments. If the underwriters exercise this option in full, the total public offering price will be $     , the total underwriting discount (sales load) paid by us will be $     , and total proceeds, before expenses, to us will be $     .
Please read this prospectus before investing, and keep it for future reference. The prospectus contains important information about us that a prospective investor should know before investing in our common shares.
After the completion of this offering, we will be required to file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information will be available free of charge by contacting us at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210 or by telephone at          or on our website at www.tortoiseadvisors.com/tcrc.cfm. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information.
Neither the Securities and Exchange Commission nor any state securities commission have approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
The underwriters expect that our common shares will be ready for delivery to purchasers on or about          , 2006.

Merrill Lynch & Co.

Stifel Nicolaus	Wachovia Securities

The date of this prospectus is          , 2006.

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information or to make any representations not contained in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information contained in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date.

i

PROSPECTUS SUMMARY

This summary may not contain all of the information that you may want to consider. You should read carefully the information set forth under “Risk Factors” and other information included in this prospectus. The following summary is qualified by the more detailed information and financial statements appearing elsewhere in this prospectus. Except where the context suggests otherwise, the terms “we,” “us,” “our,” “the Company” and “Tortoise Capital” refer to Tortoise Capital Resources Corporation and its subsidiaries; “Tortoise Capital Advisors” and “the Advisor” refers to Tortoise Capital Advisors, L.L.C.

The Company

We invest primarily in privately-held and micro-cap public companies (companies with a market capitalization of less than $100 million) focused on the midstream and downstream segments, and to a lesser extent the upstream segment, of the U.S. energy infrastructure sector. We believe companies in the energy infrastructure sector generally produce stable cash flows as a result of their fee-based revenues and limited direct commodity price risk. Our investment objective is to provide stockholders with current income and capital appreciation. We focus our investments on unsecured, subordinated debt securities and equity securities that will generally be expected to pay us interest or dividends on a current basis. We expect to make certain investments through taxable subsidiaries in order to comply with certain federal income tax rules. We seek to obtain enhanced returns through warrants or other equity conversion features and from growth in dividends from our equity investments.

Companies in the midstream and downstream segments of the energy infrastructure sector engage in the business of transporting, processing, storing, distributing or marketing natural gas, natural gas liquids, coal, crude oil, refined petroleum products and renewable energy resources. Companies in the upstream segment of the energy infrastructure sector engage in exploring, developing, managing or producing such commodities. Our investments are expected to range between $5 million and $15 million per investment, although investment sizes may be smaller or larger than this targeted range.

We raised approximately $46.3 million of gross proceeds ($42.5 million of net proceeds) in a private placement of common shares and warrants completed in January 2006. Since then we have invested a total of $22.5 million in three portfolio companies in the U.S. energy infrastructure sector. Of the $22.5 million, we have invested $18.0 million in the midstream and downstream segments of the U.S. energy infrastructure sector and $4.5 million in the upstream segment of the U.S. energy infrastructure sector.

The following table summarizes our investments in portfolio companies as of August 24, 2006.

Company (Segment)	Principal Business	Funded Investment	Minimum Yield

Eagle Rock Pipeline, L.P. (Midstream)	Gatherer and processor of natural gas in north and east Texas	$12.5 million in LP Interests	7.8	%(1)(2)
Mowood, LLC (Downstream)	Local natural gas distribution with Department of Defense contract through 2014	$1.0 million in LLC Units $4.5 million in unsecured subordinated debt	N/A 12.0%
Legacy Reserves LP (Upstream)	Oil and natural gas exploitation and development in the Permian Basin	$4.5 million in LP Interests	9.6	%(2)

	Total Investments	$22.5 million

(1)	In the event an initial public offering has not occurred on or prior to September 30, 2007, the minimum distribution yield will be 8.5% commencing on October 1, 2007 and continuing until the occurrence of the initial public offering.

(2)	Actual distributions to us are based on each company’s available cash flow. Distributions can exceed the minimum distribution yield and are subject to arrearages if below such minimum yield.

In addition, as of August 24, 2006, we had extended non-binding term sheets to two prospective new portfolio companies representing approximately $10.0 million of prospective investments. These prospective investments are currently expected to be in the form of debt instruments and are both in the midstream and downstream segments of the energy infrastructure sector. We currently expect to fund the investments described in these non-binding agreements using a portion of the remaining proceeds from our private placement. The consummation of each investment will depend upon satisfactory completion of our due diligence investigation of the prospective portfolio company, our confirmation and acceptance of the investment terms, structure and financial covenants, the execution and delivery of final binding agreements in a form mutually satisfactory to the parties, the absence of any material adverse change and the receipt of any necessary consents. At this time, the final forms of our investments remain subject to additional negotiations with these companies.

We are an externally managed, non-diversified closed-end management investment company that intends to elect to be regulated as a business development company (a “BDC”) under the Investment Company Act of 1940 (the “1940 Act”) and intends to elect to be treated as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), effective as of December 1, 2006. Following our intended elections to be regulated as a BDC and to be treated as a RIC, we will be subject to numerous regulations and restrictions. Since our incorporation, we have been taxed as a general business corporation under the Code and, prior to the effective date of our intended election to be treated as a RIC, we will continue to be taxed as a general business corporation under the Code.

Our Advisor

We are managed by Tortoise Capital Advisors, a registered investment advisor specializing in the energy infrastructure sector. As of July 31, 2006, our Advisor managed investments of approximately $1.8 billion in the energy infrastructure sector, including the assets of three publicly traded closed-end management investment companies focused on the energy infrastructure sector. Our Advisor’s aggregate managed capital is among the largest of investment advisors managing closed-end management investment companies focused on the energy infrastructure sector. Our Advisor created the first publicly traded closed-end management investment company focused primarily on investing in master limited partnerships (“MLPs”) in the energy infrastructure sector, Tortoise Energy Infrastructure Corporation (“TYG”). Our Advisor also manages Tortoise Energy Capital Corporation (“TYY”), a publicly traded closed-end management investment company focused primarily on investing in MLPs and their affiliates in the energy infrastructure sector, and Tortoise North American Energy Corporation (“TYN”), a publicly traded closed-end management investment company focused primarily on energy infrastructure investments in public companies in the United States and in Canada. Our Advisor is controlled by Kansas City Equity Partners, L.C. (“KCEP”) and Fountain Capital Management, L.L.C. (“Fountain Capital”).

Our Advisor has 20 full time employees. Four of our Advisor’s senior investment professionals are responsible for the origination, negotiation, structuring and managing of our investments. These four senior investment professionals have almost 70 years of combined experience in energy, leveraged finance and private equity investing. Each of our Advisor’s investment decisions will be reviewed and approved by its investment committee, which also acts as the investment committee for TYG, TYY and TYN.

Our Advisor has retained Kenmont Investments Management, L.P. (“Kenmont”) as a sub-advisor. Kenmont is a Houston, Texas based registered investment advisor with experience investing in privately-held and public companies in the U.S. energy and power sectors. Kenmont provides additional contacts to us and enhances our number and range of potential investment opportunities. The principals of Kenmont have collectively created and managed private equity portfolios in excess of $1.5 billion and have over 50 years of experience working for investment banks, commercial banks, accounting firms, operating companies and money management firms. Our Advisor compensates Kenmont for the services it provides to us. Our Advisor also indemnifies and holds us harmless from any obligation to pay or reimburse Kenmont for any fees or expenses incurred by Kenmont in providing such services to us. An affiliate of Kenmont is expected to own approximately     % of the Company’s outstanding common shares upon completion of this offering.

U.S. Energy Infrastructure Sector Focus

We pursue our investment objective by investing principally in a portfolio of privately-held and micro-cap public companies in the U.S. energy infrastructure sector. The energy infrastructure sector can be broadly categorized into the midstream, downstream and upstream segments. We focus our investments in the midstream and downstream segments, but may also have limited investments in the upstream segment, of the U.S. energy infrastructure sector. We also intend to diversify our investments among asset types and geographic regions within the U.S. energy infrastructure sector.

We believe that the midstream and downstream segments of the U.S. energy infrastructure sector will provide attractive investment opportunities as a result of the following factors:

•	Strong Supply and Demand Fundamentals. The U.S. is the largest consumer of crude oil and natural gas products, the third largest producer of crude oil and the second largest producer of natural gas products in the world. The United States Department of Energy’s Energy Information Administration, or EIA, projects that domestic natural gas and refined petroleum products consumption will increase annually by 0.8% and 1.1%, respectively, through 2030.

•	Substantial Capital Requirements. We believe, based on industry sources, that approximately $20 billion of capital will be required by the midstream segment of the U.S. energy infrastructure sector during 2006 and that additional capital expenditures will occur in the future. We also believe that existing downstream infrastructure will require new capital investment to maintain an aging asset base, as well as to upgrade the asset base to respond to the evolution of supply and environmental regulations.

•	Substantial Asset Ownership Realignment. We believe that in the midstream and downstream segments of the U.S. energy infrastructure sector, the acquisition and divestiture market has averaged approximately $28 billion of annual transactions between 2001 and 2005 and that such activity, particularly in the midstream segment, will continue. We also believe that the substantial number of domestic companies in the downstream segment of the U.S. energy infrastructure sector provides for attractive consolidation opportunities.

•	Renewable Energy Resources Opportunities. We believe that the demand for project financing relating to renewable energy resources is expected to be significant and will provide investment opportunities consistent with our investment objective.

Although not part of our core focus, we believe the upstream segment of the U.S. energy infrastructure sector will benefit from strong long-term demand fundamentals and will provide attractive investment opportunities as a result of the following factors:

•	Substantial Asset Ownership Realignment. We believe that in the upstream segment of the U.S. energy infrastructure sector, the property acquisition and divestiture market has averaged approximately $31 billion of annual transactions between 2001 and 2005 and that the level of activity will remain consistent with historical levels for the foreseeable future.

•	Substantial Number of Small and Middle Market Companies. We believe that there are more than 900 private domestic exploration and production businesses and more than 140 publicly-listed domestic exploration and production companies.

Market Opportunity

We believe the environment for investing in privately-held and micro-cap public companies in the U.S. energy infrastructure sector is attractive for the following reasons:

•	Debt Portion of Energy Finance Market is Underserved by Many Capital Providers. We believe that many lenders have, in recent years, de-emphasized their service and product offerings to small and middle market energy companies in favor of lending to large corporate clients and managing capital markets transactions. We believe, in addition, that many capital providers lack the necessary technical expertise to evaluate the quality of the underlying assets of small and middle market private companies and micro-cap public companies in the energy infrastructure sector and lack a network of relationships with such companies.

•	Increased Demand Among Small and Middle Market Private Companies for Capital. We believe many private and micro-cap public companies have faced increased difficulty accessing the capital markets due to a continuing preference by investors for issuances in larger companies with more liquid securities. Such difficulties have been magnified in asset-focused and capital intensive industries such as the energy infrastructure sector. We believe that the U.S. energy infrastructure sector’s high level of projected capital expenditures and continuing acquisition and divestiture activity will provide us with numerous attractive investment opportunities.

•	Investment Activity of Private Equity Capital Sponsors. We believe there is a large pool of uninvested private equity capital available for private and micro-cap public companies, including those involved in the U.S. energy infrastructure sector. Given the anticipated positive long-term supply and demand dynamics of the energy industry and the current and expected public market valuations for companies involved in certain sectors of the energy industry, private equity capital has been increasingly attracted to the U.S. energy infrastructure sector. In particular, we believe that the public market valuations of many MLPs will continue to attract private equity capital focused on aggregating smaller U.S. energy infrastructure assets in order to meet the minimum size requirements for a public entity. We expect private equity firms will seek to leverage their investments by combining capital with senior secured loans and mezzanine debt from other sources such as ourselves.

•	Attractive Companies with Limited Access to Other Capital. We believe there are, and will continue to be, attractive companies that will benefit from private equity investments prior to a public offering of their equity, whether as an MLP or otherwise. We also believe that there are a number of companies in the midstream and downstream segments of the U.S. energy infrastructure sector with the same stable cash flow characteristics as those being acquired by MLPs or funded by private equity capital in anticipation of contribution to an MLP. We believe that many such companies are not being acquired by MLPs or attracting private equity capital because they do not produce income that qualifies for inclusion in an MLP pursuant to the Code, are perceived by such investors as too small, or are in areas of the midstream energy infrastructure segment in which most MLPs do not have specific expertise. We believe that these companies represent attractive investment candidates for us.

Competitive Advantages

We believe that we are uniquely suited to meet the financing needs of companies within the U.S. energy infrastructure sector for the following reasons:

•	Existing Investment Platform and Focus on the Energy Infrastructure Sector. We believe that our Advisor’s current investment platform provides us with significant advantages in sourcing, evaluating, executing and managing investments. As of July 31, 2006, our Advisor managed investments of approximately $1.8 billion in the energy infrastructure sector, including the assets of three publicly traded closed-end management investment companies focused on the energy infrastructure sector. Our Advisor created the first publicly traded closed-end management company focused primarily on investing in MLPs involved in the energy infrastructure sector, and its aggregate managed capital is among the largest of those closed-end management company advisors focused on the energy infrastructure sector.

•	Experienced Management Team. The members of our Advisor’s investment committee have an average of over 20 years of financial investment experience. Our Advisor’s four senior investment professionals are responsible for the negotiation, structuring and managing of our investments and have almost 70 years of combined experience in energy, leveraged finance and private equity investing. We believe that the members of our Advisor’s investment committee and the Advisor’s senior investment professionals have developed strong reputations in the capital markets, particularly in the energy infrastructure sector, that we believe affords us a competitive advantage in identifying and investing in energy infrastructure companies.

•	Disciplined Investment Philosophy. In making its investment decisions, our Advisor intends to continue the disciplined investment approach that it has used since its founding. That investment approach emphasizes current income with the potential for enhanced returns through capital appreciation, low volatility and minimization of downside risk. Our Advisor’s investment process involves an assessment of the overall attractiveness of the specific subsector of the energy infrastructure sector in which a company is involved, the prospective portfolio company’s specific competitive position within that subsector, potential commodity price, supply and demand and regulatory concerns, the stability and potential growth of the prospective portfolio company’s cash flows, the prospective portfolio company’s management track record and incentive structure and our Advisor’s ability to structure an attractive investment.

•	Flexible Transaction Structuring. We are not subject to many of the regulatory limitations that govern traditional lending institutions such as commercial banks. As a result, we can be flexible in structuring investments and selecting the types of securities in which we invest. Our Advisor’s senior investment professionals have substantial experience in structuring investments expected to balance the needs of energy infrastructure companies with appropriate risk control.

•	Extended Investment Horizon. Unlike private equity and venture capital funds, we are not subject to standard periodic capital return requirements. These provisions often force private equity and venture capital funds to seek returns on their investments through mergers, public equity offerings or other liquidity events more quickly than may otherwise be desirable, potentially resulting in both a lower overall return to investors and an adverse impact on their portfolio companies. We believe our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment funds enhances our ability to generate attractive returns on invested capital.

Targeted Investment Characteristics

We anticipate that our targeted investments will have the following characteristics:

•	Long-Life Assets with Stable Cash Flows and Limited Commodity Price Sensitivity. We anticipate that most of our investments will be made in companies with assets having the potential to generate stable cash flows over long periods of time. We intend to invest a portion of our assets in companies that own and operate assets with long useful lives and that generate cash flows by providing critical services primarily to the producers or end-users of energy. We expect to limit the direct exposure to energy commodity price risk in our portfolio. We intend to target companies that have a majority of their cash flows generated by contractual obligations.

•	Experienced Management Teams with Energy Infrastructure Focus. We target investments in companies with management teams that have a track record of success and that often have substantial knowledge and focus in particular segments of the energy infrastructure sector or with certain types of assets. We expect that our management team’s extensive experience and network of business relationships in the energy infrastructure sector will allow us to identify and attract portfolio company management teams that meet these criteria.

•	Fixed Asset-Intensive Investments. We anticipate that most of our investments will be made in companies with a relatively significant base of fixed assets that we believe will provide for reduced downside risk compared to making investments in companies with lower relative fixed asset levels. As fixed asset-intensive companies typically have less variable cost requirements, we expect they will generate attractive cash flow growth even with limited demand-driven or supply-driven growth.

•	Limited Technological Risk. We do not intend to target investment opportunities involving the application of new technologies or significant geological, drilling or development risk.

•	Exit Opportunities. We focus our investments on prospective portfolio companies that we believe will generate a steady stream of cash flow to repay our loans or pay us equity dividends, as well as reinvest in their respective businesses. We expect that such internally generated cash flow will lead to the payment of dividends or interest on, and the repayment of the principal of, our investments in portfolio companies and will be a key means by which we exit from our investments over time. In addition, we seek to invest in companies whose business models and expected future cash flows offer attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay our investments through an initial public offering of common stock or other capital markets transactions. We believe our Advisor’s investment experience will help us identify such companies.

Corporate Information

Our offices are located at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210, our telephone number is (913) 981-1020 and our website is www.tortoiseadvisors.com/tcrc.cfm. Information posted to our website should not be considered part of this prospectus.

THE OFFERING

Common shares offered by us	of our common shares, excluding of our common shares issuable pursuant to the overallotment option granted to the underwriters.

Common shares outstanding after this offering	of our common shares, excluding of our common shares issuable pursuant to the overallotment option granted to the underwriters and 772,124 shares issuable pursuant to outstanding warrants. See ‘‘Description of Capital Stock.”

Proposed NYSE symbol	“TTO”

Use of proceeds	We intend to use the net proceeds of this offering to fund investments in prospective portfolio companies in accordance with our investment objectives and the strategies described in this prospectus and for general corporate purposes. We expect to invest the proceeds of this offering within nine months; however, it could take a longer time to invest substantially all of the net proceeds, depending on the availability of appropriate investment opportunities and market conditions. Pending such investments, we expect to invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. See ‘‘Use of Proceeds.”

Regulatory status	We intend to elect to be regulated as a BDC under the 1940 Act and intend to elect to be treated as a RIC under the Code, effective as of December 1, 2006.

Dividends	We intend to distribute quarterly dividends to our stockholders out of assets legally available for distribution. The amount of our quarterly dividends will be determined by our board of directors. On August 4, 2006, our board of directors declared a $0.05 per common share special dividend and a $0.09 per common share quarterly dividend. Both dividends are payable to our current stockholders on September 1, 2006. See “Dividends” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation — Determining Dividends Distributed to Stockholders.”

Taxation	Since our incorporation, we have been taxed as a general business corporation under Subchapter C of the Code. We intend to elect to be treated, for federal income tax purposes, as a RIC, effective as of December 1, 2006. As a RIC, we generally will not pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends although, if we use taxable subsidiaries to invest in non-traded limited partnerships, such taxable subsidiaries will pay corporate-level federal income taxes. We may also be required to pay corporate-level federal income taxes on gains built into our assets as of the effective date of our RIC election. See “Certain U.S. Federal Income Tax Considerations — Intended Election to be Taxed as a RIC.” To obtain and maintain the federal income tax benefits of RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually an amount equal to at least 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. See “Dividends.”

Investment advisor	Tortoise Capital Advisors, a Delaware limited liability company and registered investment advisor, serves as our investment advisor. See “Portfolio Management,” “Management” and “Advisor.”

Fees	Pursuant to our investment advisory agreement, we pay our Advisor a fee consisting of two components — a base management fee and an incentive fee. The base management fee is paid quarterly in arrears and is equal to 0.375% (1.5% annualized) of our total assets (including any assets purchased with any borrowed funds) at the end of such quarter.

The incentive fee consists of two parts. The first part, the investment income fee, is calculated and payable quarterly in arrears and will equal 15% of the excess, if any, of our net investment income for the quarter over a quarterly hurdle rate equal to 2% (8% annualized) of our net assets. No investment income fee will be paid or earned until December 8, 2006.

The second part of the incentive fee, the capital gains fee, will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement, as of the termination date), and will equal (i) 15% of (a) our net realized capital gains on a cumulative basis from December 8, 2005 to December 31, 2006 and thereafter during each subsequent calendar year, less (b) any unrealized capital depreciation at the end of such calendar year, less (ii) the aggregate amount of all capital gains fees paid to our Advisor in prior years. Our Advisor will use at least 25% of any capital gains fees received from us at any time on or prior to December 8, 2007 to purchase our common shares in the open market. See “Advisor — Investment Advisory Agreement,” which also contains a discussion of our expenses.

Sub-advisor	Kenmont serves as our sub-advisor. Kenmont is a Houston, Texas based registered investment advisor with experience investing in privately-held and public companies in the U.S. energy and power sectors. See “Advisor — Sub-Advisor Arrangement.”

Leverage	We may borrow funds to make additional investments, and we may grant a security interest in our assets to a lender in connection with any such borrowings, including any borrowings by any of our subsidiaries. We may use this practice, which is known as “leverage,” to attempt to increase returns to our stockholders. However, leverage involves significant risks. See “Risk Factors.” With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we may employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing.

Dividend reinvestment plan	We intend to have a dividend reinvestment plan for our stockholders that will be effective after completion of this offering. Our plan will be an “opt out” dividend reinvestment plan. As a result, if we declare a dividend after the plan is effective, stockholders’ cash dividends will be automatically reinvested in additional common shares, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. Stockholders who receive dividends in the form of common shares will generally be subject to the same federal, state and local tax consequences as stockholders who elect to receive their dividends in cash. See “Dividend Reinvestment Plan” and “Certain U.S. Federal Income Tax Considerations — Taxation of U.S. Stockholders.”

Trading at a discount	Shares of closed-end investment companies frequently trade at a discount to their net asset value. The possibility that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. Our net asset value immediately following this offering will reflect reductions resulting from the underwriting discount (sales load) and the amount of the offering expenses paid. This risk may have a greater effect on investors expecting to sell their shares soon after completion of this offering. We cannot predict whether our shares will trade above, at, or below net asset value.

Anti-takeover provisions	Our board of directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may deter hostile takeovers or proxy contests, as may certain provisions of Maryland law, our Charter or Bylaws or other measures adopted by us. See “Certain Provisions of Our Charter and Bylaws and the Maryland General Corporation Law.”

Risk factors	Investing in our common shares involves certain risks relating to our structure and our investment objective that you should consider before deciding whether to invest in our common shares. In addition, we expect that our portfolio will consist primarily of securities issued by privately-held energy infrastructure companies. These investments may involve a high degree of business and financial risk, and they are generally illiquid. Our portfolio companies typically will require additional outside capital beyond our investment in order to succeed. A large number of entities compete for the same kind of investment opportunities as we seek. We may borrow funds to make our investments in portfolio companies. As a result, we would be exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings magnify the potential for gain and loss on amounts invested and, therefore increase the risks associated with investing in our common shares. Also, we are subject to certain risks associated with valuing our portfolio, changing interest rates, accessing additional capital, fluctuating quarterly results and operating in a regulated environment. See “Risk Factors” for a discussion of factors you should carefully consider before deciding whether to invest in our common shares.

Available information	We have filed with the Securities and Exchange Commission, or SEC, a registration statement on Form N-2, including any amendments thereto and related exhibits, under the Securities Act of 1933, which we refer to as the Securities Act, with respect to our common shares offered by this prospectus. The registration statement contains additional information about us and our common shares being offered by this prospectus.

After completion of this offering, our common shares will be registered under the Securities Exchange Act of 1934, which we refer to as the Exchange Act, and we will be required to file reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an Internet website, at http://www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, that file documents electronically with the SEC.

FEES AND EXPENSES

The following table is intended to assist you in understanding the various costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary.

Stockholder transaction expenses (as a percentage of offering price):
Sales load	7.0	%(1)
Offering expenses		%(2)
Dividend reinvestment plan expenses	0.0	%(3)

Total stockholder transaction expenses paid		%

Estimated annual expenses following this offering (as a percentage of consolidated net assets attributable to common shares) (4):
Management fee payable under advisory agreement		%(5)
Incentive fees payable under investment advisory agreement	0.0	%(6)
Interest payments on borrowed funds		%(7)
Other expenses		%(8)

Total annual expenses (estimated)		%

(1)	The sales load (underwriting discounts) for shares sold in this offering, which is a one-time fee paid to the underwriters, is the only sales load paid in this offering.

(2)	The percentage reflects estimated offering expenses of approximately $ and is based on the shares offered in this offering (excluding shares issuable pursuant to the overallotment option granted to the underwriters).

(3)	The expenses associated with the administration of our dividend reinvestment plan are included in “Other expenses.” The participants in our dividend reinvestment plan will pay a pro rata share of brokerage commissions incurred with respect to open market purchases, if any, made by the Plan Agent under the Plan. For more details about the plan, see “Dividend Reinvestment Plan.”

(4)	“Net assets attributable to common shares” equals net assets (i.e., total assets less total liabilities) of $ million at , 2006 plus the anticipated net proceeds from this offering and the leverage assumptions reflected in footnote (7) below.

(5)	Our management fee is 1.5% of our Managed Assets. See “Advisor — Investment Advisory Agreement — Management Fee.”

(6)	We pay our Advisor a fee consisting of two components — a base management fee and an incentive fee. The base management fee is paid quarterly in arrears and is equal to 0.375% (1.5% annualized) of our Managed Assets at the end of such quarter. The incentive fee consists of two parts. The first part, the investment income fee, is calculated and payable quarterly in arrears and will equal 15% of the excess, if any, of our net investment income for the quarter over a quarterly hurdle rate equal to 2% (8% annualized) of our net assets. No investment income fee will be paid or earned until December 8, 2006. The second part of the incentive fee, the capital gains fee, will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement, as of the termination date), and will equal (i) 15% of (a) our net realized capital gains on a cumulative basis from December 8, 2005 to December 31, 2006 and thereafter during each subsequent calendar year, less (b) any unrealized capital depreciation at the end of such calendar year, less (ii) the aggregate amount of all capital gains fees paid to our Advisor in prior years. Upon completion of this offering, our Advisor will use at least 25% of any capital gains fee received on or prior to December 8, 2007 to purchase our common shares in the open market. We may have capital gains and interest income that could result in the payment of an incentive fee to our Advisor in the first year after completion of this offering. However, as we cannot predict whether we will meet the necessary performance targets, we have assumed a base incentive fee of 0% in this table.

(7)	We may borrow funds to make investments, including before we have fully invested the proceeds of this offering, to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if our board of directors determines that leveraging our portfolio would be in our best interests and the best interests of our stockholders, though we have not decided whether, and to what extent, we will finance portfolio investments using debt. The table above assumes we borrow for investment purposes an amount equal to 33.3% of our total assets (including such borrowed funds) and that the annual interest rate on the amount borrowed is %. The table presented above estimates what our annual expenses would be, stated as a percentage of our consolidated net assets attributable to our common shares. The table presented below, unlike the table presented above, assumes we do not use any form of leverage and, as a result, our total annual expenses (estimated) would be as follows:

Management fee	1.5%
Incentive fees payable under our Investment Advisory Agreement	0.0%
Other expenses	%

Total annual expenses (estimated)	%

(8)	“Other expenses” includes our estimated overhead expenses, including payments to our transfer agent, our administrative agent, and legal and accounting expenses. The holders of our common shares indirectly bear the cost associated with such other expenses.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common shares. These amounts are based upon payment of an assumed 7.0% sales load (the sales load paid with respect to our common shares sold in this offering) and our payment of annual operating expenses at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$	$	$	$

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or lesser than those shown. Moreover, while the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan may receive common shares valued at the market price in effect at that time. This price may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

SELECTED FINANCIAL DATA

The selected financial data set forth below should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements and related notes included in this prospectus. Financial information for the period from December 8, 2005 to May 31, 2006 presented below and for the fiscal quarters ended February 28, 2006 and May 31, 2006 have been derived from our unaudited financial statements included elsewhere herein. The historical data is not necessarily indicative of results to be expected for any future period.

	Period from
	December 8, 2005 to	Fiscal Quarter Ended
	May 31,	February 28,	May 31,
	2006(1)	2006(2)	2006

Statement of operations data:
Investment income	$751,001	$403,505	$347,496

Advisory fees	306,163	136,796	169,367
All other expenses	179,855	97,925	81,930

Total operating expenses	$486,018	$234,721	$251,297

Current tax expense	95,955	61,100	34,855

Increase in net assets resulting from operations	$169,028	$107,684	$61,344

	As of
	February 28,	May 31,
	2006(2)	2006

Statement of assets and liabilities data:
Cash and cash equivalents	$42,845,831	$25,758,402
Investments	0	16,999,991
Other assets	160,044	124,730

Total assets	$43,005,875	$42,883,123
Total liabilities	494,720	271,608

Total net assets	$42,511,155	$42,611,515

Net asset value per share	$13.76	$13.80

(1)	We were incorporated on September 8, 2005 but did not commence operations until December 8, 2005. As a result, we have not completed our first full fiscal year.

(2)	We did not commence operations until December 8, 2005. As a result, the fiscal quarter ended February 28, 2006 was not a full fiscal quarter.

FORWARD-LOOKING STATEMENTS

The matters discussed in this prospectus, as well as in future oral and written statements by our management, that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these terms or other similar words. Important assumptions include our ability to originate new investments, achieve certain levels of return, the availability of additional capital, and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans or objectives will be achieved. The forward-looking statements contained in this prospectus include statements as to:

•	our future operating results;

•	our business prospects and the prospects of our existing and prospective portfolio companies;

•	the impact of investments that we expect to make;

•	our informal relationships with third parties;

•	the dependence of our future success on the general economy and the domestic energy infrastructure sector;

•	the ability of our portfolio companies to achieve their objectives;

•	our ability to make investments consistent with our investment objective, including with respect to the size, nature and terms of our investments;

•	our expected financings;

•	our regulatory structure and tax status;

•	our ability to operate as a business development company and a regulated investment company;

•	our ability to cause a subsidiary to become a licensed Small Business Investment Company;

•	the adequacy of our cash resources and working capital and our anticipated use of proceeds;

•	the timing of cash flows, if any, from the operations of our portfolio companies; and

•	the size or growth prospects of the energy infrastructure sector or any category thereof.

For a discussion of factors that could cause our actual results to differ from forward-looking statements contained in this prospectus, please see the discussion under “Risk Factors.” You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this prospectus relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this prospectus.

RISK FACTORS

An investment in our common shares should not constitute a complete investment program for any investor and involves a high degree of risk. Due to the uncertainty in our investments, there can be no assurance that we will achieve our investment objective. You should carefully consider the risks described below before making an investment decision.

Risks Related to Our Operations

We are a new company with limited operating history.

We were incorporated in Maryland on September 8, 2005. We completed our private placement of common shares and warrants on January 9, 2006. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of an investment in our common shares could decline substantially.

Our Advisor has a limited operating history and will serve as investment advisor to other funds, which may create conflicts of interest not in the best interest of us or our stockholders.

Our Advisor was formed in October 2002 to provide portfolio management services to institutional and high-net worth investors seeking professional management of their energy infrastructure investments. Our Advisor has been managing investments in portfolios of MLPs and other issuers in the energy infrastructure sector since that time, including management of the investments of TYG since February 7, 2004, TYY since May 31, 2005 and TYN since October 31, 2005. From time to time the Advisor may pursue areas of investments in which the Advisor has more limited experience.

We, TYG, TYY and TYN have the same investment advisor, rely on some of the same personnel and will use the same investment committee. Our Advisor’s services under the investment advisory agreement are not exclusive, and it is free to furnish the same or similar services to other entities, including businesses that may directly or indirectly compete with us so long as its services to us are not impaired by the provision of such services to others. In addition, the publicly traded funds and private accounts managed by our Advisor may make investments similar to investments that we may pursue. Although we currently are not generally targeting similar investment opportunities as other entities advised by our Advisor, this may change in the future. Accordingly, our Advisor and the members of its investment committee may have obligations to other investors, the fulfillment of which might not be in the best interests of us or our stockholders, and it is possible that our Advisor might allocate investment opportunities to other entities, and thus might divert attractive investment opportunities away from us. However, our Advisor intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies, and in accordance with our written allocation policies and procedures, so that we will not be disadvantaged in relation to any other client.

In addition, three of the five members of our investment committee are affiliates of, but not employees of, our Advisor, and each has other significant responsibilities with Fountain Capital, and which conducts businesses and activities of its own in which our Advisor has no economic interest. If these separate activities become significantly greater or have greater profit potential than our Advisor’s activities, there could be material competition for the efforts of these members of the investment committee.

We are dependent upon our Advisor’s key personnel for our future success.

We depend on the diligence, expertise and business relationships of the senior management of our Advisor. The Advisor’s senior investment professionals and senior management will evaluate, negotiate, structure, close and monitor our investments. Our future success will depend on the continued service of the senior management team of our Advisor. The departure of one or more senior investment professionals of our Advisor, and particularly Terry Matlack, Abel Mojica III, Ed Russell or David Schulte could have a material adverse effect on our ability to achieve our investment objective and on the value of our common shares and warrants. We will rely on certain employees of the Advisor, especially Messrs. Matlack and Schulte, who will be devoting significant amounts of their time to non-Company related activities of the Advisor. To the extent Mssrs. Matlack or Schulte and other employees of the Advisor who are not committed exclusively to us are unable to, or do not, devote sufficient amounts of their time and energy to our affairs, our performance may suffer.

The incentive fee payable to our Advisor may create conflicting incentives.

The incentive fee payable by us to our Advisor may create an incentive for our Advisor to make investments on our behalf that are riskier or more speculative than would be the case in the absence of such a compensation arrangement. Because a portion of the incentive fee payable to our Advisor is calculated as a percentage of the amount of our net investment income that exceeds a hurdle rate, our Advisor may imprudently use leverage to increase the return on our investments. Under some circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common shares. In addition, our Advisor will receive an incentive fee based, in part, upon net realized capital gains on our investments. Unlike the portion of the incentive fee based on net investment income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, our Advisor may have an incentive to pursue investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative or long term securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns or longer return cycles.

We may be required to pay an incentive fee even in a fiscal quarter in which we have incurred a loss. For example, if we have pre-incentive fee net investment income above the hurdle rate and realized capital losses, we will be required to pay the investment income portion of the incentive fee.

The investment income portion of the incentive fee payable by us will be computed and paid on income that may include interest that has been accrued but not yet received in cash, and the collection of which is uncertain or deferred. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the investment income portion of the incentive fee will become uncollectible. Our Advisor will not be required to reimburse us for any such incentive fee payments.

There is no assurance that we will become a RIC, and our Advisor has no experience in managing a BDC and has limited experience managing a RIC.

Although we intend to elect to be treated as a RIC under the Code effective as of December 1, 2006, we will not, at least initially, be a RIC. There is no assurance that we will become a RIC. We have no operating results under either the BDC or RIC regulatory frameworks that can demonstrate either their effect on our business or our ability to manage our business within these frameworks. In addition, our Advisor has no experience in establishing or managing a BDC and has limited experience managing a RIC. Our Advisor has no experience serving as investment advisor to a BDC. Additionally, the time required to establish or maintain a BDC or RIC could distract our Advisor from its other duties. See “Certain U.S. Federal Income Tax Considerations” and “Regulation.”

Because we intend to distribute substantially all of our income to our stockholders upon our intended election to be treated as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow and execute our business plan will be impaired.

In order to satisfy the tax requirements applicable to a RIC, to avoid payment of excise taxes and to minimize or avoid payment of income taxes, we intend to distribute to our stockholders substantially all of our net ordinary income and realized net capital gains except for certain net long-term capital gains recognized after we become a RIC, which we intend to retain, pay applicable income taxes with respect thereto, and elect to treat as deemed distributions to our stockholders.

Our business will require a substantial amount of capital in addition to the proceeds of this offering if we are to grow. We may acquire additional capital from the issuance of securities senior to our common shares, including borrowings or other indebtedness or the issuance of additional securities. However, we may not be able to raise additional capital in the future on favorable terms or at all. Following our intended election to be regulated as a BDC, we may issue debt securities, other instruments of indebtedness or preferred stock, and we may borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. The 1940 Act permits us to issue senior securities in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. Our ability to pay dividends or issue additional senior securities is restricted if our asset coverage ratio is not at least 200%. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales may be disadvantageous. As a result of issuing senior securities, we will also be exposed to typical risks associated with leverage, including increased risk of loss. If we issue preferred securities which will rank “senior” to our common shares in our capital structure, the holders of such preferred securities may have separate voting rights and other rights, preferences or privileges more favorable than those of our common shares, and the issuance of such preferred securities could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for securityholders or otherwise be in our best interest.

To the extent our ability to issue debt or other senior securities is constrained, we will depend on issuances of additional common shares to finance our operations. As a BDC, we generally will not be able to issue additional common shares at a price below net asset value without first obtaining required approvals of our stockholders and our independent directors which could constrain our ability to issue additional equity. If we raise additional funds by issuing more of our common shares or senior securities convertible into, or exchangeable for, our common shares, the percentage ownership of our stockholders at that time would decrease, and you may experience dilution.

We will continue to be subject to corporate level income tax if we are unable to qualify as a RIC and as a result of our expected use of taxable subsidiaries if we do qualify as a RIC.

To qualify as a RIC, by the end of our first taxable year as a RIC we must eliminate any “earnings and profits” accumulated while we were taxed as a general business corporation. We intend to accomplish this by paying to our stockholders one or more cash dividends representing substantially all of our accumulated earnings and profits, if any, for the period from our inception through the date on which our intended RIC election becomes effective. We will need to manage our cash or have access to cash to enable us to pay such dividend or dividends. A delay in our RIC election increases the likelihood that we will hold assets with “built-in gains” as of the effective date of our RIC election. See “Certain U.S. Federal Income Tax Considerations — Intended Election to be Taxed as a RIC.”

Following our intended election to be treated as a RIC, we will have to meet certain income source, asset diversification and annual distribution requirements to maintain our status as a RIC and to obtain the benefits of RIC status.

To satisfy the annual distribution requirement, we will have to distribute to our stockholders at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses. We might have difficulty satisfying the distribution requirement because in certain cases we may have to recognize income for tax purposes before or without receiving cash representing such income. Certain features of the debt instruments that we may hold, such as contracted payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term, will cause such instruments to generate “original issue discount” for tax purposes. We will be required to recognize for tax purposes original issue discount as ordinary income prior to the receipt of cash representing such income. In addition, any warrants that we receive in connection with our debt investments will generally be valued as part of the negotiation process with the particular portfolio company. As a result, a portion of the aggregate purchase price for the debt investments and warrants will be allocated to the warrants we receive. This also will generally result in original issue discount. It is possible that original issue discount arising from these warrants may be significant and these warrants may not produce distributable cash for us at the same time as we would be required to make distributions with respect to the related original issue discount. We may be required to include in income for tax purposes certain other amounts that we may not receive in cash. If we do not have sufficient distributable cash, we may have to sell some of our assets at times not considered advantageous, raise additional debt or equity capital, or reduce new investment originations to meet the distribution requirement. In addition, due to the asset coverage test applicable to us after an election to be regulated as a BDC, we may be limited in our ability to make distributions. Also, restrictions and provisions in any future credit facilities or debt securities may limit our ability to make distributions. If we are limited in our ability to make distributions or are unable to obtain cash from other sources to satisfy the distribution requirement, we may fail to obtain the benefits of RIC status.

To satisfy the asset diversification requirement we will have to diversify our holdings so that at the end of each quarter of the taxable year: (i) at least 50% of the value of our assets consists of cash, cash items, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and (ii) no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of (a) one issuer, (b) two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same similar or related trades or business or (c) one or more qualified publicly traded partnerships.

Equity securities issued by certain non-traded limited partnerships in which we may invest may not produce qualifying income for purposes of determining our compliance with the 90% gross income test applicable to RICs. As a result, we expect to form one or more wholly owned taxable subsidiaries to make and hold certain investments in accordance with our investment objective. The dividends received from such taxable subsidiaries will be qualifying income for purposes of the 90% gross income test. In general, the amount of cash received from such wholly owned subsidiaries will equal the amount of cash received from the limited partnerships as reduced by income taxes paid by such subsidiaries.

Although we intend that any investment in such taxable subsidiaries and non-traded limited partnerships will be within the 25% limit set forth above, it is possible that the IRS will not respect our determinations that certain taxable subsidiaries and non-traded limited partnerships are not engaged in the same or similar trades or businesses or related trades or businesses. If any such controlled entities are determined to be engaged in related trades or businesses, our ownership in them would be aggregated, possibly causing a violation of the 25% limit set forth above. Failure to meet the diversification tests may result in our having to quickly dispose of certain investments or raise additional capital at times we would not consider advantageous in order to prevent the loss of RIC status. Since most of our investments will be illiquid, such dispositions, even if possible, may not be made at prices advantageous to us and could result in substantial losses.

If we fail to maintain our qualification as a RIC for any reason, we would become subject to corporate level income taxes on all of our income, regardless of whether or not the income was distributed. Even if we were able to maintain our qualification as a RIC, we generally would be subject to a corporate level tax on income we do not distribute. Moreover, if we are a RIC and do not distribute at least 98% of our income, we generally would be subject to a 4% excise tax on certain undistributed income. Any such corporate level federal income tax or excise tax would not be deductible by us or our stockholders and would reduce the funds otherwise available to us for use in our operations or for distribution to our stockholders. See “Certain U.S. Federal Income Tax Considerations — Taxation as a RIC.”

As a BDC, we will be subject to limitations on our ability to engage in certain transactions with affiliates.

As a result of our intended election to be regulated as a BDC, we will be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our independent directors or the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors.

The 1940 Act also prohibits “joint” transactions with an affiliate, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person, or entering into joint transactions with such person, absent the prior approval of the SEC. Our Advisor and TYG have previously applied to the SEC for exemptive relief to permit TYG, TYY, TYN and other clients of our Advisor, including us, to co-invest in negotiated private placements of securities. Unless and until such an exemptive order is obtained, we will not co-invest with affiliates in negotiated private placement transactions.

If our investments are deemed not to be qualifying assets, we could lose our status as a BDC or be precluded from investing according to our current business plan.

Following our intended election to be regulated as a BDC, we must not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. If we acquire debt or equity securities from an issuer that has outstanding marginable securities at the time we make such an investment, these acquired assets cannot be treated as qualifying assets. This result is dictated by the definition of “eligible portfolio company” under the 1940 Act, which in part looks to whether a company has outstanding marginable securities.

Amendments promulgated in 1998 by the Federal Reserve expanded the definition of a marginable security under the Federal Reserve’s margin rules to include any non-equity security. Thus, any debt securities issued by any entity are marginable securities under the Federal Reserve’s current margin rules. As a result, the staff of the SEC has raised the question as to whether a private company that has outstanding debt securities would qualify as an “eligible portfolio company” under the 1940 Act.

Until the question raised by the staff of the SEC pertaining to the Federal Reserve’s 1998 change to its margin rules has been addressed by legislative, administrative or judicial action, we intend to treat as qualifying assets only those debt and equity securities that are issued by a private company that, based on our interpretation, has no marginable securities outstanding at the time we purchase such securities or those that otherwise qualify as an “eligible portfolio company” under the 1940 Act.

The SEC has issued proposed rules to correct the unintended consequence of the Federal Reserve’s 1998 margin rule amendments of apparently limiting the investment opportunities of BDCs. In general, the SEC’s proposed rules would define an eligible portfolio company as any company that does not have securities listed on a national securities exchange or association. We do not believe that these proposed rules, if adopted, will have a material adverse effect on our operations.

If there were a court ruling or regulatory decision that conflicts with our interpretations, our status as a BDC may be jeopardized or we may be precluded from investing in the manner described in this prospectus, either of which would have a material adverse effect on our business, financial condition and results of operations. Such a ruling or decision also may require that we dispose of investments, which could have a material adverse effect on us and our stockholders, because even if we were successful in finding a buyer, we may have difficulty in finding a buyer to purchase such investments on favorable terms or in a sufficient time frame.

We may choose to invest a portion of our portfolio in investments that may be considered highly speculative and that could negatively impact our ability to pay dividends and cause you to lose part of your investment.

The 1940 Act permits a BDC to invest up to 30% of its assets in investments that do not meet the test for “qualifying assets.” Such investments may be made by us with the expectation of achieving a higher rate of return or increased cash flow with a portion of our portfolio and may fall outside of our targeted investment criteria. These investments may be made even though they may expose us to greater risks than our other investments and may consequently expose our portfolio to more significant losses than may arise from our other investments. We may invest up to 30% of our total assets in assets that are non qualifying assets in among other things, high yield bonds, bridge loans, distressed debt, commercial loans, private equity, securities of public companies or secondary market purchases of securities of target portfolio companies. Such investments could impact negatively our ability to pay you dividends and cause you to lose part of your investment.

If we incur debt, it could increase the risk of investing in us.

We may incur debt to increase our ability to make investments. Lenders from whom we may borrow money or holders of our debt securities will have fixed dollar claims on our assets that are superior to the claims of our stockholders, and we may grant a security interest in our assets in connection with our debt. In the case of a liquidation event, those lenders or note holders would receive proceeds before our stockholders. In addition, debt, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Leverage is generally considered a speculative investment technique. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common shares to increase more than it otherwise would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause the net asset value attributable to our common shares to decline more than it otherwise would have had we not leveraged. Similarly, any increase in our revenue in excess of interest expense on our borrowed funds would cause our net income to increase more than it would without the leverage. Any decrease in our revenue would cause our net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on our common shares. Our ability to service any debt that we incur will depend largely on our financial performance and the performance of our portfolio companies and will be subject to prevailing economic conditions and competitive pressures.

We operate in a highly competitive market for investment opportunities.

We compete with public and private funds, commercial and investment banks and commercial financing companies to make the types of investments that we plan to make in the U.S. energy infrastructure sector. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than us. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, allowing them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act would impose on us as a result of our election to be regulated as a BDC and that we will be required to comply with in order to qualify as a RIC.

We may not be able to invest the proceeds of this offering as quickly as expected in the energy infrastructure sector, and our interim investments will generate lower rates of return.

We anticipate that it may take nine months to invest substantially all of the net proceeds of this offering in securities meeting our investment objective. Pending investment, we expect the proceeds of this offering will be invested in cash, cash equivalents, U.S. government securities and other high quality debt instruments that mature within one year or less from the date of investment. As our temporary investments may generate lower projected returns than our core investment strategy, we may experience lower returns during this period and may not be able to pay dividends during this period comparable to the dividends that we may be able to pay when the net proceeds of this offering are fully invested in securities meeting our investment objective. See “Use of Proceeds.”

We may allocate the net proceeds from this offering in ways with which you may not agree.

We will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which investors may not agree or for purposes other than those contemplated at the time of this offering or that are not consistent with our targeted investment characteristics.

We have not identified specific investments in which to invest all of the proceeds of this offering.

As of the date of this prospectus, we have not entered into definitive agreements for any specific investments in which to invest the net proceeds of this offering. As a result, you will not be able to evaluate the manner in which we invest or the economic merits of any investments we make with the net proceeds of this offering prior to your purchase of common shares in this offering.

Our quarterly results may fluctuate.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rates payable on the debt investments or the dividend rates on the equity investments we make, the default rates on such investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses and the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our portfolio may be concentrated in a limited number of portfolio companies.

We currently have investments in a limited number of portfolio companies. One or two of our portfolio companies may constitute a significant percentage of our total portfolio. An inherent risk associated with this investment concentration is that we may be adversely affected if one or two of our investments perform poorly or if we need to write down the value of any one investment. Financial difficulty on the part of any single portfolio company will expose us to a greater risk of loss than would be the case if we were a “diversified” company holding numerous investments.

Our anticipated investments in privately-held companies present certain challenges, including the lack of available information about these companies and a greater inability to liquidate our investments in an advantageous manner.

We primarily make investments in privately-held companies. Generally, little public information will exist about these companies, and we will be required to rely on the ability of our Advisor to obtain adequate information to evaluate the potential risks and returns involved in investing in these companies. If our Advisor is unable to obtain all material information about these companies, including with respect to operational, regulatory, environmental, litigation and managerial risks, our Advisor may not make a fully-informed investment decision, and we may lose some or all of the money invested in these companies. In addition, our Advisor may inappropriately value the prospects of an investment, causing us to overpay for such investment and fail to receive an expected or projected return on its investment. Substantially all of these securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly-traded securities. The illiquidity of these investments may make it difficult for us to sell such investments at advantageous times and prices or in a timely manner. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we previously have recorded our investments. We also may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or one of our affiliates have material non-public information regarding such portfolio company.

Most of our portfolio investments are and will continue to be recorded at fair value as determined in good faith by our board of directors. As a result, there is and will continue to be uncertainty as to the value of our portfolio investments.

Most of our investments are and will be in the form of securities or loans that are not publicly traded. The fair value of these investments may not be readily determinable. We will value these investments quarterly at fair value as determined in good faith by our board of directors. We expect that our board of directors may retain an independent valuation firm, as requested from time to time by the independent directors, to help them in making fair value determinations. The types of factors that may be considered in fair value pricing of an investment include the nature and realizable value of any collateral, the portfolio company’s earnings and ability to make payments, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations are inherently uncertain, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. As a result, we may not be able to dispose of our holdings at a price equal to or greater than the determined fair value, which could have a negative impact our net asset value.

Unrealized decreases in the value of investments in our portfolio may impact the value of our common shares and may reduce our income for distribution.

As a result of our becoming a regulated investment company, we will be required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our board of directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized depreciation in our investment portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the loans whose market values or fair values decreased. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.

When we are a debt or minority equity investor in a portfolio company, we may not be in a position to control that portfolio company.

When we make minority equity investments or invest in debt, we will be subject to the risk that a portfolio company may make business decisions with which we may disagree, and that the stockholders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our investments.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

Portfolio companies in which we intend to invest usually will have, or may be permitted to incur, debt that ranks senior to, or equally with, our investments, including debt investments. As a result, payments on such securities may have to be made before we receive any payments on our investments. For example, these debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to our investments. These debt instruments will usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under such debt. In the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying its senior creditors, a portfolio company may not have any remaining assets to use to repay its obligation to us. In the case of debt ranking equally with our investments, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

We expect our debt investments will generally be unsecured and even if we make a secured loan, if the assets securing a loan we make decrease in value, we may not have sufficient collateral to cover losses.

We believe our portfolio companies generally will be able to repay our debt investments from their available capital, from future capital-raising transactions or from cash flow from operations. We expect generally that our debt investments that we make will be unsecured. However, in the event we take a security interest in the available assets of a portfolio company, there is a risk that the collateral securing our investment may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, a deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by a deterioration in the value of the collateral for the investment. Moreover, we may not have a first lien position on the collateral. Consequently, the fact that investment is secured does not guarantee that we will receive principal and interest payments according to the investment’s terms or that we will be able to collect on the investment should we be forced to enforce our remedies. In addition, a portion of the assets securing our investment may be in the form of intellectual property, if any, inventory and equipment and, to a lesser extent, cash and accounts receivable. Intellectual property, if any, that is securing our investment could lose value if, among other things, the company’s rights to the intellectual property are challenged or if the company’s license to the intellectual property is revoked or expires. Inventory may not be adequate to secure our investment if our valuation of the inventory at the time we made the loan was not accurate or if there is a reduction in the demand for the inventory. Similarly, any equipment securing our loan may not provide us with the anticipated security if there are changes in technology or advances in new equipment that render the particular equipment obsolete or of limited value or if the company fails to adequately maintain or repair the equipment. Any one or more of the preceding factors could materially impair our ability to recover principal in a foreclosure.

If our investments do not meet our performance expectations, you may not receive distributions.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. See “Regulation.” Also, restrictions and provisions in any future credit facilities and debt securities may limit our ability to make distributions. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including failure to obtain, or possible loss of, the federal income tax benefits allowable to RICs. See “Certain U.S. Federal Income Tax Considerations — Taxation as a RIC.” We cannot assure you that you will receive distributions at a particular level or at all.

The lack of liquidity in our investments may adversely affect our business, and if we need to sell any of our investments, we may not be able to do so at a favorable price. As a result, we may suffer losses.

We generally expect to invest in debt securities with terms of 5 to 10 years and hold such investments until maturity, and we do not expect that our related holdings of equity securities will provide us with liquidity opportunities in the near-term. We expect to invest in companies whose securities are not publicly-traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly-traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. However, to maintain our intended election to be regulated as a BDC and as a RIC, we may have to dispose of investments if we do not satisfy one or more of the applicable criteria under the respective regulatory frameworks. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We will be exposed to risks associated with changes in interest rates.

Generally, when market interest rates rise, the values of debt securities decline, and vice versa. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing us to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

We may not have the funds to make additional investments in our portfolio companies.

After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected yield on the investment.

It is likely that the terms of any long-term or revolving credit facility we may enter into in the future could constrain our ability to grow our business.

While there can be no assurance that we will be able to borrow from banks or other financial institutions, we expect that we will at some time in the future obtain a long-term or revolving credit facility. We expect such a facility to contain customary default provisions, such as a minimum net worth amount, a profitability test, and a restriction on changing our business and loan quality standards. An event of default under any credit facility would likely result, among other things, in termination of the availability of further funds under that facility and an accelerated maturity date for all amounts outstanding under the facility, which would likely disrupt our business and, potentially, the portfolio companies whose loans we financed through the facility. This could reduce our revenues and, by delaying any cash payment allowed to us under our facility until the lender has been paid in full, reduce our liquidity and cash flow and impair our ability to grow our business and maintain our expected status as a RIC.

If a wholly-owned subsidiary of ours becomes licensed by the SBA, we, and that subsidiary, will be subject to SBA regulations.

We are currently seeking qualification as a small business investment company (“SBIC”) for a to-be-formed wholly-owned subsidiary which will be regulated by the U.S. Small Business Administration (“SBA”). Under current SBA regulations, a licensed SBIC can provide capital to those entities that have a tangible net worth not exceeding $18 million and an average annual fully taxed net income not exceeding $6 million for the two most recent fiscal years. In addition, a licensed SBIC must devote 20% of its investment activity to those entities that have a tangible net worth not exceeding $6 million and an average fully taxed net income not exceeding $2 million for the two most recent fiscal years. The SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on factors such as the number of employees and gross sales. The SBA regulations permit licensed SBICs to make long term loans to small businesses, invest in the equity securities of such businesses, and provide them with consulting and advisory services. Further, the SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA staff to determine its compliance with the relevant SBA regulations. Failure to comply with the SBA regulations could result in the loss of the SBIC license and the resulting inability to participate in the SBA-sponsored debenture program. The SBA also imposes a limit on the maximum amount that may be borrowed by any single SBIC. The SBA prohibits, without prior SBA approval, a “change of control” of a SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10% or more of a class of capital stock of a licensed SBIC.

Changes in laws or regulations or in the interpretations of laws or regulations could significantly affect our operations and cost of doing business.

We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. If these laws, regulations or decisions change, we may have to incur significant expenses in order to comply, or we may have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, or fail to obtain licenses that may become necessary for the conduct of our business, we may be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business, results of operations or financial condition.

Our internal controls over financial reporting may not be adequate and our independent auditors may not be able to certify as to their adequacy, which could have a significant and adverse effect on our business and reputation.

We are evaluating our internal controls over financial reporting. We plan to design enhanced processes and controls to address any issues that might be identified. As a result, we expect to incur significant additional expenses in the near term, which will negatively impact our financial performance and our ability to make distributions. This process also will result in a diversion of management’s time and attention. We cannot be certain as to the timing of completion of our evaluation, testing and remediation actions or the impact of the same on our operations and may not be able to ensure that the process is effective or that the internal controls are or will be effective in a timely manner. Beginning with our fiscal year ending November 30, 2007, our management will be required to report on our internal controls over financial reporting pursuant to Sections 302 and 404 of the Sarbanes-Oxley Act of 2002 and rules and regulations of the SEC thereunder. We will then be required to review on an annual basis our internal controls over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal controls over financial reporting. There can be no assurance that we will successfully identify and resolve all issues required to be disclosed prior to becoming a public company or that our quarterly reviews will not identify additional material weaknesses.

Risks Related to an Investment in the U.S. Energy Infrastructure Sector

Our portfolio is and will continue to be concentrated in the energy infrastructure sector, which will subject us to more risks than if we were broadly diversified.

We invest primarily in privately-held and micro-cap public companies in the U.S. energy infrastructure sector. Because we are specifically focused on the energy infrastructure sector, investments in our common shares may present more risks than if we were broadly diversified over numerous sectors of the economy. Therefore, a downturn in the U.S. energy infrastructure sector would have a larger impact on us than on an investment company that does not concentrate in one sector of the economy. The energy infrastructure sector can be significantly affected by the supply of and demand for specific products and services, the supply and demand for crude oil, natural gas, and other energy commodities, the price of crude oil, natural gas, and other energy commodities, exploration, production and other capital expenditures, government regulation, world and regional events and economic conditions. At times, the performance of securities of companies in the energy infrastructure sector may lag the performance of securities of companies in other sectors or the broader market as a whole.

The portfolio companies in which we invest are subject to variations in the supply and demand of various energy commodities.

A decrease in the production of natural gas, natural gas liquids, crude oil, coal, refined petroleum products or other energy commodities, or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution, may adversely impact the financial performance of companies in the energy infrastructure sector. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, political events, OPEC actions, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, failure to obtain necessary permits, unscheduled outages, unanticipated expenses, inability to successfully carry out new construction or acquisitions, import supply disruption, increased competition from alternative energy sources or related commodity prices. Alternatively, a sustained decline in demand for such commodities could also adversely affect the financial performance of companies in the energy infrastructure sector. Factors that could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, changes in commodity prices or weather.

Many companies in the energy infrastructure sector are subject to the risk that they, or their customers, will be unable to replace depleted reserves of energy commodities.

Many companies in the energy infrastructure sector are either engaged in the production of natural gas, natural gas liquids, crude oil, refined petroleum products or coal, or are engaged in transporting, storing, distributing and processing these items on behalf of producers. To maintain or grow their revenues, many customers of these companies need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of companies in the energy infrastructure sector may be adversely affected if the companies to whom they provide service are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline.

Our portfolio companies are and will be subject to extensive regulation because of their participation in the energy infrastructure sector.

Companies in the energy infrastructure sector are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future that likely would increase compliance costs and may adversely affect the financial performance of companies in the energy infrastructure sector and the value of our investments in those companies.

Our portfolio companies are and will be subject to the risk of fluctuations in commodity prices.

The operations and financial performance of companies in the energy infrastructure sector may be directly affected by energy commodity prices, especially those companies in the energy infrastructure sector owning the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand or supply, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of companies in the energy infrastructure sector that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for companies in the energy infrastructure sector to raise capital to the extent the market perceives that their performance may be tied directly or indirectly to commodity prices. Historically, energy commodity prices have been cyclical and exhibited significant volatility.

Our portfolio companies are and will be subject to the risk of extreme weather patterns.

Extreme weather patterns, such as hurricane Ivan in 2004 and hurricanes Katrina and Rita in 2005, could result in significant volatility in the supply of energy and power. This volatility may create fluctuations in commodity prices and earnings of companies in the energy infrastructure sector. Moreover, any extreme weather patterns, such as hurricanes Katrina and Rita, could adversely impact the assets and valuation of our portfolio companies.

Acts of terrorism may adversely affect us.

The value of our common shares and our investments could be significantly and negatively impacted as a result of terrorist activities, such as the terrorist attacks on the World Trade Center on September 11, 2001; war, such as the war in Iraq and its aftermath; and other geopolitical events, including upheaval in the Middle East or other energy producing regions. The U.S. government has issued warnings that energy assets, specifically those related to pipeline infrastructure, production facilities and transmission and distribution facilities, might be specific targets of terrorist activity. Such events have led, and in the future may lead, to short-term market volatility and may have long-term effects on the U.S. economy and markets. Such events may also adversely affect our business and financial condition.

Risks Related to this Offering

The price of our common shares may be volatile and may decrease substantially.

The trading price of our common shares following this offering may fluctuate substantially. The price of the common shares that will prevail in the market after this offering may be higher or lower than the price you pay and the liquidity of our common shares may be limited, in each case depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include the following:

•	changes in the value of our portfolio of investments;

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of securities of RICs, BDCs or other financial services companies;

•	our dependence on the domestic energy infrastructure sector;

•	our inability to deploy or invest our capital;

•	fluctuations in interest rates;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	operating performance of companies comparable to us;

•	changes in regulatory policies or tax guidelines with respect to RICs or BDCs;

•	not electing or losing BDC or RIC status;

•	actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;

•	general economic conditions and trends; or

•	departures of key personnel.

Investing in our common shares may involve an above average degree of risk.

The investments we make may result in a higher amount of risk, volatility or loss of principal than alternative investment options. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our common shares may not be suitable for investors with lower risk tolerance.

Prior to this offering, there has been no public market for our common shares, and we cannot assure you that the market price of our common shares will not decline following the offering.

Before this offering, there was no public trading market for our common shares, and we cannot assure you that one will develop or be sustained after this offering. We cannot predict the prices at which our common shares will trade. The initial public offering price for our common shares will be determined through our negotiations with the underwriters and may not bear any relationship to the market price at which it will trade after this offering or to any other established criteria of our value. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to underwriting discounts (sales loads) and related offering expenses. In addition, shares of closed-end investment companies have in the past frequently traded at discounts to their net asset values and our stock may also be discounted in the market.

This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common shares will trade above, at or below our net asset value. The risk of loss associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell common shares purchased in this offering soon after the offering. In addition, if our common shares trade below their net asset value, we will generally not be able to issue additional common shares at their market price without first obtaining the approval of our stockholder and our independent directors to such issuance.

Provisions of the Maryland General Corporation Law and our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common shares.

The Maryland General Corporation Law and our charter and bylaws contain provisions that may have the effect of discouraging, delaying or making difficult a change in control of our company or the removal of our incumbent directors. We will be covered by the Business Combination Act of the Maryland General Corporation Law to the extent that such statute is not superseded by applicable requirements of the 1940 Act. However, our board of directors has adopted a resolution exempting us from the Business Combination Act any business combination between us and any person to the extent that such business combination receives the prior approval of our board, including a majority of our directors who are not interested persons as defined in the 1940 Act.

Under our charter, our board of directors is divided into three classes serving staggered terms, which will make it more difficult for a hostile bidder to acquire control of us. In addition, our board of directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock. See “Description of Capital Stock.” Subject to compliance with the 1940 Act, our board of directors may, without stockholder action, amend our charter to increase the number of shares of stock of any class or series that we have authority to issue. The existence of these provisions, among others, may have a negative impact on the price of our common shares and may discourage third party bids for ownership of our company. These provisions may prevent any premiums being offered to you for shares of our common shares.

If a substantial number of our common shares becomes available for sale and are sold in a short period of time, the market price of our common shares could decline.

If our stockholders sell substantial amounts of our common shares in the public market following this offering, the market price of our common shares could decrease. Upon completion of this offering we will have           common shares outstanding. Of these shares, the shares sold in this offering will be freely tradeable. We and our executive officers and directors will be subject to agreements with the underwriters that restrict our and their ability to transfer our stock for a period of 180 days from the date of this prospectus. The 180-day restricted period will be automatically extended if (1) during the last 17 days of the 180-day restricted period the Company issues an earning release to material news or a material event relating to the Company occurs or (2) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of the 180-day restricted period, in which case the restrictions described above will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. Our other current stockholders will be subject to agreements that restrict their ability to transfer our stock for a period of 90 days from the date of this offering, subject to limited exceptions, including our filing of a registration statement. See “Shares Eligible for Future Resale” and “Underwriting.” After the lock-up agreements expire, an aggregate of additional common shares will be eligible for sale in the public market in accordance with Rule 144 under the Securities Act. See “Shares Eligible for Future Sale.”

If you purchase our common shares in this offering, you will experience immediate dilution.

If you purchase our common shares in this offering, you will experience immediate dilution of $      per share because the price that you pay will be greater than the pro forma net asset value per share of the shares you acquire. This dilution is in large part due to the expenses incurred by us in connection with the consummation of this offering and the fact that our earlier investors paid, on average, less than the initial public offering price per share when they purchased their shares.

There will be dilution of the value of our common shares when the warrants are exercised.

As a result of our private placement completed in January 2006, 772,124 warrants were sold, permitting the holders thereof to acquire a like number of our common shares upon payment of the exercise price. The warrants we have sold represent the right to purchase, in the aggregate,  % of our common shares upon completion of this offering. These warrants will become exercisable upon the completion of this offering of our common shares. The issuance of additional common shares upon the exercise of the warrants, if the warrants are exercised at a time when the exercise price is less than the net asset value per share of our common shares, will have a dilutive effect on the value of our common shares sold in this offering.

ELECTION TO BE REGULATED AS A BUSINESS DEVELOPMENT COMPANY
AND A REGULATED INVESTMENT COMPANY

We intend to elect to be regulated as a BDC under the 1940 Act. Since our incorporation, we have been taxed as a general business corporation under Subchapter C of the Code. We intend to elect to be treated as a RIC under Subchapter M of the Code effective as of December 1, 2006. There can be no assurance that we will be successful in becoming a BDC or a RIC.

Our intended elections to be regulated as a BDC and to be treated as a RIC will require certain actions and effect a number of changes to our activities and policies.

Investment Reporting

In accordance with the requirements of Article 6 of Regulation S-X, we will report all of our investments, including loans, at market value or, for investments that do not have a readily available market value, their “fair value” as determined in good faith by our board of directors. Subsequent changes in these values will be reported through our consolidated statement of operations under the caption of “unrealized appreciation (depreciation) on investments.” See “Determination of Net Asset Value.”

Income Tax

We intend to elect to be treated as a RIC under Subchapter M of the Code effective as of December 1, 2006. This election should reduce or eliminate the federal corporate-level income tax we will be required to pay after the effective date of such election. So long as we meet certain minimum distribution, source-of-income and asset diversification requirements, we generally will be required to pay federal income taxes only on the portion of our taxable income we do not distribute (actually or constructively) and certain built-in gains. However, if we use taxable subsidiaries to invest in non-traded limited partnerships, such taxable subsidiaries will pay federal income taxes on their respective taxable incomes. From the completion of this offering through the end of our current tax year, we will continue to be taxed as a general business corporation under Subchapter C of the Code. Any capital gains we recognize after completion of this offering and prior to the effective date of our intended election to be taxed as a RIC will, when distributed to you, be taxed as ordinary income and not as capital gains, as would have been the case had we been taxed as a RIC as of the date of this offering. Our current tax year will end on November 30, 2006 unless we adopt a fiscal tax year ending before that date in order to elect to be treated as a RIC prior to December 1, 2006. See “Certain U.S. Federal Income Tax Considerations.”

In addition, by the end of our first taxable year as a RIC, we also must eliminate any “earnings and profits” accumulated while we were taxable as a general business corporation. We intend to accomplish this by paying to our stockholders one or more cash dividends representing substantially all of our accumulated earnings and profits, if any, for the period from our inception through the date on which our intended RIC election becomes effective. The amount of these dividends will be based on a number of factors, including our results of operations through the date on which our intended RIC election becomes effective. We will need to manage our cash or have access to cash to enable us to pay such dividend or dividends. Any dividend of accumulated earnings and profits would be taxable to U.S. stockholders in the manner described under “Certain U.S. Federal Income Tax Considerations — Current Federal Income Taxation of the Company.”

Dividend Policy

As a general business corporation taxed under Subchapter C of the Code, we have not made distributions to our stockholders, but have instead retained all of our income, including capital gains. On August 4, 2006, our board of directors declared a $0.05 per common share special dividend and a $0.09 per common share quarterly dividend. Both dividends are payable to our current stockholders on September 1, 2006. We intend to pay quarterly dividends. Following our intended election to be treated as a RIC under the Code, we intend to distribute to our stockholders all or substantially all of our income, except for certain realized net long-term capital gains.

After the effective date of our intended RIC election, we intend to make deemed distributions to our stockholders of any retained net long-term capital gains. If this happens, you will be treated as if you received an actual distribution of the capital gains and reinvested the net after-tax proceeds in us. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we pay on the retained net long-term capital gains deemed distributed. See “Dividends” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation — Determining Dividends Distributed to Stockholders.”

Warrants

Our outstanding warrants are exercisable upon the completion of this offering, subject to a lock-up period with respect to common shares received upon exercise of warrants of 90 calendar days immediately following this offering. Each warrant will entitle the holder thereof to purchase one common share at the exercise price per common share of the greater of (i) $15.00 per common share or (ii) the net asset value of our common shares on the date of our election to become a BDC. All warrants will expire on the day before the sixth anniversary of this offering. No fractional warrant shares will be issued upon exercise of the warrants. We will pay to the holder of the warrant at the time of exercise an amount in cash equal to the current market value of any such fractional warrant shares.

Exemptive Relief

In connection with this offering and our intended election to be regulated as a BDC, we expect to file a request with the SEC for exemptive relief to allow us to take certain actions that would otherwise be prohibited by the 1940 Act, as applicable to BDCs. Although we cannot provide any assurance that we will receive any such exemptive relief, we expect to request that the SEC allow us to exclude any indebtedness issued to the SBA by a to-be-formed wholly-owned subsidiary for which we are seeking qualification as a SBIC, from the 200% asset coverage requirements applicable to us.

Our Advisor and TYG have applied to the SEC for exemptive relief to permit TYG, TYY, TYN, us and our and their respective affiliates to make such investments. Unless and until we obtain an exemptive order, we will not co-invest with our affiliates in negotiated private placement transactions. We cannot guarantee that the requested relief will be granted by the SEC. Unless and until we obtain an exemptive order, our Advisor will not co-invest its proprietary accounts or other clients’ assets in negotiated private transactions in which we invest. Until we receive exemptive relief, our Advisor will observe a policy for allocating opportunities among its clients that takes into account the amount of each client’s available cash and its investment objectives. As a result of one or more of these situations, we may not be able to invest as much as we otherwise would in certain investments or may not be able to liquidate a position as quickly.

USE OF PROCEEDS

The net proceeds of this offering will be approximately $           after deducting the underwriting discount (sales load) and estimated offering expenses of $           paid by us. We will use the net proceeds to make investments in accordance with our investment objective and to pay our operating expenses. We anticipate that substantially all of the net proceeds of this offering will be used, as described above, within nine months but in no event longer than two years. We have not allocated any portion of the net proceeds of this offering to any particular investment.

Pending investment, we expect the net proceeds of this offering will initially be invested in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment.

DIVIDENDS

On August 4, 2006, our board of directors declared a $0.05 per common share special dividend and a $0.09 per common share quarterly dividend. The special dividend was declared for the period from our inception through our second fiscal quarter and the quarterly dividend was declared for our third fiscal quarter. Both dividends are payable to our current stockholders on September 1, 2006. We intend to distribute quarterly dividends to our stockholders out of assets legally available for distribution. The amount of our future quarterly distributions will be determined by our board of directors.

Following our intended RIC election, we intend to distribute to our stockholders with respect to each taxable year at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses. In addition, in order to avoid certain excise taxes to which we will be subject once we have elected to be treated as a RIC, we expect to distribute (or be deemed to distribute) during each calendar year an amount at least equal to the sum of (i) 98% of our ordinary income for the calendar year, (ii) 98% of our capital gain net income (i.e., realized capital gains in excess of realized capital losses, if any, subject to certain adjustments) for the one-year period ending on October 31 of that calendar year (or possibly November 30, if we so elect), and (iii) any ordinary income and capital gain net income for preceding years that were not distributed during such years. If we become a RIC, we will not be subject to excise taxes on amounts on which we pay corporate income tax (such as retained net capital gains). We intend to have an “opt out” dividend reinvestment plan following the completion of this offering. As a result, after the plan is effective, unless a stockholder opts out, distributions will be reinvested in our common shares pursuant to our dividend reinvestment plan. See “Certain U.S. Federal Income Tax Considerations” and “Dividend Reinvestment Plan.”

As a result of our intended election to be regulated as a BDC, we will be prohibited from paying dividends if doing so would cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act. Dividends also may be limited by the terms of any of our borrowings. It is our objective to invest our assets and structure our borrowings so as to permit stable and consistently growing dividends. However, there can be no assurances that we will achieve that objective or that our results will permit the payment of any cash dividends. For a more detailed discussion, see “Regulation.” See also “Certain U.S. Federal Income Tax Considerations — Taxation as a RIC.”

CAPITALIZATION

The following table sets forth (i) our actual capitalization as of May 31, 2006 and (ii) our capitalization as adjusted to reflect the effects of the sale of our common shares in this offering at an assumed public offering price of $           per share, after deducting the underwriting discounts (sales load) and offering expenses payable by us. You should read this table together with “Use of Proceeds” and our statement of assets and liabilities included elsewhere in this prospectus.

	As of May 31, 2006
	Actual	As Adjusted

Cash and cash equivalents	$25,758,402	$
Investments	16,999,991
Net assets applicable to common stockholders:
Common shares, par value $0.001 per share, 100,000,000 common shares authorized, 3,088,596 common shares outstanding, actual; common shares outstanding, as adjusted(1)	$3,089	$
Additional paid in capital	42,533,453
Accumulated net investment income	74,973

Net assets applicable to common stockholders	$42,611,515	$

(1)	Excludes common shares that may be issued pursuant to underwriters’ overallotment option and that are issuable upon the exercise of outstanding warrants.

DILUTION

Our net asset value as of May 31, 2006 was approximately $42.6 million, or $13.80 per common share. Net asset value per share represents the amount of our total assets minus our total liabilities, divided by the 3,088,596 common shares that were outstanding on May 31, 2006, excluding the effect of any warrants.

After giving effect to the sale of           common shares in this offering at the initial public offering price of $      per share and after deducting the sales load and estimated offering expenses payable by us, our net asset value as of May 31, 2006 would have been approximately $           million, or $      per share. This represents an immediate increase in net asset value of $      per share to our existing stockholders and an immediate dilution of $      per share to new investors who purchase common shares in the offering at the assumed initial public offering price. The following table shows this immediate per share dilution:

Assumed initial public offering price per common share			$
Net asset value per common share as of May 31, 2006, before giving effect to this offering		$13.80
Increase in net asset value per common share attributable to new investors in this offering	$
Net asset value per common share after this offering			$
Dilution per common share to new investors			$

The following table summarizes, as of May 31, 2006, the number of common shares purchased from us, the total consideration paid to us and the average price per share paid by existing stockholders and to be paid by new investors purchasing common shares in this offering, at the initial public offering price of $      per share and before deducting the sales load and estimated offering expenses payable by us. This table does not assume the exercise of any outstanding warrants or the exercise of the underwriters’ overallotment option.

	Common Shares Purchased			Total Consideration				Average Price
	Number	Percent		Amount		Percent		Per Share

Existing stockholders	3,088,596		%		$46,340,446		%	$15.00
New investors								$

Total			%	$			%

To the extent the underwriters’ overallotment option is exercised, or any outstanding warrants are exercised, there will be further reduction in the percentage of our common shares held by new investors.

The following table summarizes, as of May 31, 2006, the same information set forth in the table above, except, that the table below assumes the exercise of all outstanding warrants at the price of $      per share and the full exercise of the underwriters’ overallotment option.

	Common Shares Purchased			Total Consideration				Average Price
	Number	Percent		Amount		Percent		Per Share

Existing stockholders	3,088,596		%		$46,340,446		%	$15.00
New investors								$

Total			%	$			%

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors,” “Forward-Looking Statements” and elsewhere in this prospectus.

Overview

We invest primarily in privately-held and micro-cap public companies (companies with a market capitalization of less than $100,000,000) focused on the midstream and downstream segments, and to a lesser extent the upstream segment, of the U.S. energy infrastructure sector. We believe companies in the energy infrastructure sector generally produce stable cash flows as a result of their fee-based revenues and have limited direct commodity price risk. Our investment objective is to provide stockholders with current income and capital appreciation. We focus our investments on unsecured, subordinated debt securities and equity securities that will generally be expected to pay us interest or dividends on a current basis. We seek to obtain capital appreciation through warrants or other equity conversion features and from growth in dividends in our equity investments.

We intend to elect to be regulated as a BDC under the 1940 Act and intend to elect to be treated as a RIC under the Code effective as of December 1, 2006. Following our intended elections to be regulated as a BDC and to be treated as a RIC, we will be subject to numerous regulations and restrictions. Prior to the effective date of our election to be treated as a RIC, we have been and will be taxed as a general business corporation under the Code.

Critical Accounting Policies

The financial statements included in this prospectus are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex or subjective judgments. While our critical accounting policies are discussed below, Note 2 in the notes to our financial statements included in this prospectus provides more detailed disclosure of all of our significant accounting policies.

Valuation of Portfolio Investments

The Company intends to invest primarily in illiquid securities that generally will be subject to restrictions on resale, will have no established trading market and will be valued on a quarterly basis. Fair value is intended to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced liquidation or sale. Because of the inherent uncertainty of valuation, the fair values of such investments, which will be determined in accordance with procedures approved by the Company’s Board of Directors, may differ materially from the values that would have been used had a ready market existed for the investments. See “Determination of Net Asset Value.”

Interest and Fee Income Recognition

Interest income will be recorded on an accrual basis to the extent that such amounts are expected to be collected. When investing in instruments with an original issue discount or payment-in-kind interest, the Company will accrue interest income during the life of the investment, even though the Company will not necessarily be receiving cash as the interest is accrued. Commitment and facility fees generally will be recognized as income over the life of the underlying loan, whereas due diligence, structuring, transaction service, consulting and management service fees for services rendered to portfolio companies generally will be recognized as income when services are rendered.

Dividends to Stockholders

The character of dividends paid during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

Portfolio and Investment Activity

We were formed as a Maryland corporation on September 8, 2005, commenced business operations December 8, 2005 and completed our private placement of common shares and warrants on January 9, 2006. As of May 31, 2006, our investment portfolio included private equity investments in two portfolio companies representing approximately $17.0 million of invested capital. As of July 31, 2006, our investment portfolio totaled $22.5 million, including private equity investments in three portfolio companies representing approximately $18.0 million and a subordinated debt investment in one of those portfolio companies representing $4.5 million.

In addition, as of May 31, 2006, we had extended non-binding term sheets to two prospective new portfolio companies representing approximately $10.0 million of debt investments. These investments are subject to finalization of our due diligence and approval process, as well as negotiation of definitive agreements with each prospective portfolio company and, as a result, may not result in completed investments. See “Portfolio Companies.”

Our investments are expected to range between $5 million and $15 million per investment, although investment sizes may be smaller or larger than this targeted range. We currently expect our debt investments generally to have a term of five to ten years and to bear interest at either a fixed or floating rate.

Results of Operations

Distributions Received from Investments

We generate revenues in the form of interest payable on the debt investments that we hold, and in the form of capital gains and dividends on dividend-paying equity securities, warrants, options, or other equity interests that we have acquired in our portfolio companies. We currently intend to structure our debt investments to provide for quarterly interest payments. In addition to the cash yields received on our loans, in some instances, our loans may also include any of the following: end of term payments, exit fees, balloon payment fees or prepayment fees, any of which may be required to be included in income prior to receipt. In some cases we may structure debt investments to provide that interest is not payable in cash, or not entirely in cash, but is instead payable in securities of the issuer or is added to the principal of the debt. The amortization of principal on our debt investments may be deferred until maturity. We intend to acquire equity securities that pay cash dividends on a recurring or customized basis. We also expect to generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance and possibly consulting fees.

After our formation on September 8, 2005, we completed our private placement of common shares and warrants on January 9, 2006. As a result, there is no period with which to compare our results of operations for the period from September 8, 2005 through November 30, 2005 or the fiscal quarter ended May 31, 2006.

Total distributions received from our investments for the period from inception to May 31, 2006 were $751,001. All of this amount was received from short term investments held pending our anticipated investments in portfolio companies. We expect to generate additional investment income as we invest the net proceeds of this offering in U.S. energy infrastructure companies.

Expenses

As an externally managed investment company, our operating expenses consist primarily of the advisory fee, other administrative operating expenses and income taxes. Expenses during the period from December 8, 2005 through May 31, 2006 totaled $486,018. This amount consisted mainly of advisory fees of $306,163, professional fees of $83,597, director’s fees of $43,743 and other general and administrative expenses. The tax expense during the period from December 8, 2005 through May 31, 2006 totaled $95,955.

Determining Dividends Distributed to Stockholders

Our portfolio generates cash flow to us in the form of interest, dividends, and gain, loss and return of capital. When our board of directors determines the amount of any dividend we expect to pay our stockholders, it will review amounts generated by our investments, less our total expenses. The total amounts generated by our investments consists of both total income and return of capital, as we expect to invest in some entities generating distributions to us that include a return of capital component for accounting and tax purposes on our books. The total income received from our investments includes the amount received by us as cash distributions from equity investments, paid-in-kind distributions, and dividend and interest payments. Our total expenses includes current or anticipated operating expenses, and total leverage costs, if any.

On August 4, 2006, our board of directors declared a $0.05 per common share special dividend and a $0.09 per common share quarterly dividend. The special dividend was declared for the period from our inception through our second fiscal quarter and the quarterly dividend was declared for our third fiscal quarter. Both dividends are payable to our current stockholders on September 1, 2006. Our Board of Directors will review the dividend rate quarterly, and may adjust the quarterly dividend throughout the year. See “Dividends.”

Taxation of our Distributions

We invest a portion of our portfolio in partnerships and limited liability companies (whether directly or indirectly through taxable subsidiaries), which generally have larger distributions of cash than the accounting income which they generate. Accordingly, the distributions we receive typically include a return of capital component for accounting and tax purposes. Dividends declared and paid by us in any year generally will differ from our taxable income for that year, as such dividends may include the distribution of current year taxable income or returns of capital.

We are currently taxed as a general business corporation for federal income tax purposes, but we intend to elect to be treated as a RIC effective as of December 1, 2006. As long as we qualify as a RIC, we will not be taxed on our net ordinary income or our realized net capital gains, to the extent that such taxable income and gains are distributed to stockholders on a timely basis. We may be required, however, to pay federal income taxes on any unrealized net built-in gains in the assets held by us during the period in which we were not (or in which we fail to qualify as) a RIC that are recognized within the 10-year period following the effective date of our intended RIC election, unless we either make a special election to pay corporate-level tax on such built-in gain at the time of our RIC election or an exception applies. See “Certain U.S. Federal Income Tax Considerations — Intended Election to be Taxed as a RIC.” We intend to take all steps necessary to qualify for the federal tax benefits allowable to RICs. Unless a stockholder elects otherwise, following completion of this offering, our dividends will be reinvested in additional common shares through our dividend reinvestment plan. See “Dividend Reinvestment Plan.”

By the end of our first taxable year as a RIC, we also must eliminate any earnings and profits accumulated while we were taxable as a general business corporation. We intend to accomplish this by paying to our stockholders one or more cash dividends representing substantially all of our accumulated earnings and profits, if any, for the period from our inception through the date on which our intended RIC election becomes effective. The amount of these dividends will be based on a number of factors, including our results of operations through the date on which our intended RIC election becomes effective. We will need to manage our cash or have access to cash to enable us to pay such dividend or dividends. Any dividend of accumulated earnings and profits would be taxable to U.S. stockholders in the manner described above under “Certain U.S.

Federal Income Tax Considerations.” These dividends, if any, would be in addition to the dividends we intend to pay of at least 90% of our investment company taxable income to satisfy the Annual Distribution Requirements.

While we are a RIC, we generally intend to retain any realized net long-term capital gains in excess of realized net short-term capital losses and to deem such net long-term capital gain as distributed to our stockholders. We then will pay taxes on such retained net long-term capital gain that is deemed distributed, and expect such tax payment to generally give rise to a credit that our U.S. individual stockholders can use against their U.S. federal income tax obligations or that may be refunded to the extent it exceeds the U.S. stockholder’s liability for federal income tax. We believe that reinvesting gains inside our company will enable us to grow our dividends to our stockholders, which will offer them an opportunity for an attractive total return. We may, in the future, make actual distributions to our stockholders of some or all of such net long-term capital gains. See “Certain U.S. Federal Income Tax Considerations.” There can be no assurance that we will qualify for treatment as a RIC or be able to maintain RIC status.

Liquidity and Capital Resources

At the completion of our private placement in January 2006, we were capitalized with approximately $46.3 million of gross proceeds ($42.5 million of net proceeds) from the sale of 3,088,596 units. Each unit consisted of four of our common shares and one warrant to purchase one common share. Since the completion of the private placement, we have invested a total of $22.5 million in three portfolio companies and paid expenses related to our private placement of $549,372. As of August 24, 2006, we had extended term sheets to two prospective portfolio companies representing approximately $10.0 million of prospective investments. After we have used the net proceeds of our private placement and this offering, we expect to raise additional capital to support our future growth through future equity offerings, issuances of senior securities or future borrowings, to the extent permitted by the 1940 Act.

Borrowings

In the future we may fund a portion of our investments through borrowings from banks or other lenders, issuing debt securities, or by creating a wholly-owned subsidiary that issues debentures to the SBA through an SBA program. On March 31, 2006, an application to be licensed by the SBA as a SBIC under Section 301(c) of the Small Business Investment Company Act of 1958 was filed on behalf of our to-be-formed wholly-owned subsidiary. If we are able to obtain financing under such program, we will be subject to regulation and oversight by the SBA, including requirements that we maintain certain minimum financial ratios, that our subsidiary invest in portfolio companies that do not exceed certain average net income or net worth guidelines established by the SBA, and other covenants imposed by the SBA. There can be no assurances that we will be able to incur debt on terms acceptable to us, obtain a SBIC license or be able to participate in the SBA-sponsored debenture program. See “Risk Factors — If a wholly-owned subsidiary of ours becomes licensed by the SBA, we, and that subsidiary, will be subject to SBA regulations.” We do not expect to incur indebtedness until the proceeds of this offering have been substantially invested in securities that meet our investment objective, although we may incur indebtedness earlier under the SBA-sponsored debenture program.

Contractual Obligations

We have entered into an investment advisory agreement with our Advisor pursuant to which our Advisor has agreed to: (i) serve as our investment advisor in exchange for the consideration set forth therein; (ii) furnish us with the facilities and administrative services necessary to conduct our day-to-day operations and to provide on our behalf managerial assistance to certain of our portfolio companies; and (iii) grant us a non-exclusive royalty-free license to use the “Tortoise” name and other intellectual property. See “Advisor — Investment Advisory Agreement.”

Payments under the investment advisory agreement in future periods will consist of: (i) a base management fee based on a percentage of the value of our managed assets, and (ii) an incentive fee, based on our investment income and our net capital gains. Our Advisor has waived the portion of the incentive fee based on investment income until December 8, 2006. Our Advisor, and not us, pays the compensation and allocable routine overhead expenses of all investment professionals of its staff. We pay our Advisor an amount equal to our allocable portion of overhead and certain other expenses incurred by our Advisor in performing its obligations under the investment advisory agreement. No payments are due with respect to the license granted to us under the investment advisory agreement. See “Advisor — Investment Advisory Agreement — Management Fees.”

The investment advisory agreement may be terminated: (i) by us without penalty upon not more than 60 days written notice to the Advisor, or (ii) by the Advisor without penalty upon not less than 60 days written notice to us.

Our Advisor has also entered into a sub-advisory agreement with Kenmont. Kenmont is an investment advisor with experience investing in privately-held and public companies in the U.S. energy and power sectors. Kenmont provides additional contacts and enhances the number and range of potential investment opportunities in which we have the opportunity to invest. Kenmont Special Opportunities Master Fund LP purchased 666,666 of our common shares and 166,666 of our warrants in our private placement. Pursuant to the sub-advisory agreement with Kenmont, Kenmont (i) assists in identifying potential investment opportunities, subject to the right of Kenmont to first show investment opportunities that it identifies to other funds or accounts for which Kenmont is the primary advisor, (ii) assists, as requested by our Advisor but subject to a limit of 20 hours per month, in the analysis of investment opportunities, and (iii) if requested by our Advisor, will assist in hiring an additional investment professional for the Advisor who will be located in Houston, Texas and for whom Kenmont will make office space available. Kenmont does not make any investment decisions on our behalf, but will recommend potential investments to, and assist in the investment analysis undertaken by, our Advisor. Our Advisor compensates Kenmont for the services it provides to us. Our Advisor indemnifies and holds us harmless from any obligation to pay or reimburse Kenmont for any fees or expenses incurred by Kenmont in providing such services to us. Kenmont will be indemnified by the Advisor for certain claims related to the services it provides and obligations assumed under the sub-advisory agreement. In addition to any termination rights we may have under the 1940 Act, the sub-advisory agreement between the Advisor and Kenmont may be terminated by our Advisor in limited circumstances.

Other than the investment advisory agreement with our Advisor, we do not have any off-balance sheet arrangement that has or is reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures, or capital resources.

Quantitative and Qualitative Disclosure About Market Risk

Our business activities contain elements of market risk. We consider changes in interest rates to be our principal market risk. We consider the management of risk essential to conducting our businesses. Accordingly, our risk management systems and procedures are designed to identify and analyze our risks, to set appropriate policies and limits and to continually monitor these risks and limits by means of reliable administrative and information systems and other policies and programs. Our investment income is affected by changes in various interest rates, including LIBOR and prime rates. As of July 31, 2006, approximately 20% of our investment portfolio bore interest at fixed rates.

THE COMPANY

We invest primarily in privately-held and micro-cap public companies focused on the midstream and downstream segments, and to a lesser extent the upstream segment, of the U.S. energy infrastructure sector. We believe companies in the energy infrastructure generally produce stable cash flows as a result of their fee-based revenue and limited direct commodity price risk. Our investment objective is to provide stockholders with current income and capital appreciation. We focus our investments on unsecured, subordinated debt securities and equity securities that will generally be expected to pay us interest or dividends on a current basis. We expect to make certain investments through taxable subsidiaries in order to comply with certain federal income tax rules. We seek to obtain enhanced returns through warrants or other equity conversion features and from growth in dividends in our equity investments.

Companies in the midstream and downstream segments of the energy infrastructure sector engage in the business of transporting, processing, storing, distributing, or marketing natural gas, natural gas liquids, coal, crude oil, refined petroleum products and renewable energy resources. Companies in the upstream segment of the energy infrastructure sector engage in exploring, developing, managing, or producing such commodities. Our investments are expected to range between $5 million and $15 million per investment, although investment sizes may be smaller or larger than this targeted range.

We raised approximately $46.3 million of gross proceeds ($42.5 million of net proceeds) in a private placement of common shares and warrants completed in January 2006. Since the completion of that private placement, we have invested a total of $22.5 million in three companies in the U.S. energy infrastructure sector. Of the $22.5 million, we have invested $18.0 million in the midstream and downstream segments of the U.S. energy infrastructure sector and $4.5 million in the upstream segment of the U.S. energy infrastructure sector.

The following table summarizes our investments in portfolio companies as of August 24, 2006.

Company (Segment)	Principal Business	Funded Investment	Minimum Yield

Eagle Rock Pipeline, L.P. (Midstream)	Gatherer and processor of natural gas in north and east Texas	$12.5 million in LP Interests	7.8	%(1)(2)
Mowood, LLC (Downstream)	Local natural gas distribution with Department of Defense contract through 2014	$1.0 million in LLC Units $4.5 million in unsecured subordinated debt	N/A 12.0%
Legacy Reserves LP (Upstream)	Oil and natural gas exploitation and development in the Permian Basin	$4.5 million in LP Interests	9.6	%(2)
Total Investments		$22.5 million

(1)	In the event an initial public offering has not occurred on or prior to September 30, 2007, the minimum distribution yield will be 8.5% commencing on October 1, 2007 and continuing until the occurrence of the initial public offering.

(2)	Actual distributions to us are based on each company’s available cash flow. Distributions can exceed the minimum distribution yield and are subject to arrearages if below such minimum yield.

In addition, as of August 24, 2006, we had extended non-binding term sheets to two prospective new portfolio companies representing approximately $10.0 million of prospective investments. These prospective investments are currently expected to be in the form of debt instruments and are both in the midstream and downstream segments of the energy infrastructure sector. We currently expect to fund the investments described in these non-binding agreements using a portion of the remaining proceeds from our private placement. The consummation of each investment will depend upon satisfactory completion of our due diligence investigation of the prospective portfolio company, our confirmation and acceptance of the investment terms, structure and financial covenants, the execution and delivery of final binding agreements in a form mutually satisfactory to the parties, the absence of any material adverse change and the receipt of any necessary consents. At this time, the final forms of our investments remain subject to additional negotiations with these companies.

We are an externally managed, non-diversified closed end investment company that intends to elect to be regulated as a BDC under the 1940 Act and intends to elect to be treated as a RIC under the Code effective as of December 1, 2006. Following our intended elections to be regulated as a BDC and to be treated as a RIC, we will be subject to numerous regulations and restrictions. Prior to the effective date of our election to be treated as a RIC, we have been and will be taxed as a general business corporation under the Code. There can be no assurance that we will be successful in becoming a RIC.

Our Advisor

We are managed by Tortoise Capital Advisors, a registered investment advisor specializing in the energy infrastructure sector. As of July 31, 2006, our Advisor managed investments of approximately $1.8 billion in the energy infrastructure, including the assets of three publicly traded closed-end management investment companies focused on the energy infrastructure sector. Our Advisor’s aggregate managed capital is among the largest of investment advisors managing closed-end management companies focused on the energy infrastructure sector. Our Advisor created TYG, the first publicly traded closed-end management company focused primarily on investing in MLPs in the energy infrastructure sector. Our Advisor also manages TYY, a publicly traded closed-end management company focused primarily on investing in MLPs and their affiliates in the energy infrastructure sector, and TYN, a publicly traded closed-end management company focused primarily on energy infrastructure investments in public companies in the United States and in Canada. The members of our Advisor’s investment committee have an average of 20 years of financial investment experience.

Our Advisor is controlled by KCEP and Fountain Capital.

Our Advisor has 20 full time employees. Four of our Advisor’s senior investment professionals are responsible for the origination, negotiation, structuring and managing of our investments. These four senior investment professionals have almost 70 years of combined experience in energy, leveraged finance and private equity investing. Each of our Advisor’s investment decisions will be reviewed and approved by its investment committee, which also acts as the investment committee for TYG, TYY and TYN.

Our Advisor has retained Kenmont as a sub-advisor. Kenmont is a Houston, Texas based registered investment advisor with experience investing in privately-held and public companies in the U.S. energy and power sectors. Kenmont provides additional contacts to us and enhances our number and range of potential investment opportunities. The principals of Kenmont have collectively created and managed private equity portfolios in excess of $1.5 billion and have over 50 years of experience working for investment banks, commercial banks, accounting firms, operating companies and money management firms. Our Advisor compensates Kenmont for the services it provides to us. Our Advisor also indemnifies and holds us harmless from any obligation to pay or reimburse Kenmont for any fees or expenses incurred by Kemont in providing such services to us. An affiliate of Kenmont is expected to own approximately     % of the Company’s outstanding common shares upon completion of this offering. See “Advisor — Sub-Advisor Arrangement.”

U.S. Energy Infrastructure Sector Focus

We pursue our investment objective by investing principally in a portfolio of privately-held and micro-cap public companies in the U.S. energy infrastructure sector. The energy infrastructure sector can be broadly categorized as follows:

•	Midstream — the gathering, processing, storing and transmission of energy resources and their byproducts in a form that is usable by wholesale power generation, utility, petrochemical,

industrial and gasoline customers, including pipelines, gas processing plants, liquefied natural gas facilities and other energy infrastructure.

•	Downstream — the refining, marketing and distribution of refined energy sources, such as customer-ready natural gas, natural gas liquids, propane and gasoline, to end-user customers, and customers engaged in the generation, transmission and distribution of power and electricity.

•	Upstream — the development and extraction of energy resources, including natural gas, crude oil and coal from onshore and offshore geological reservoirs as well as from renewable sources, including agricultural, thermal, solar, wind and biomass.

We focus our investments in the midstream and downstream segments, and to a lesser extent the upstream segment, of the U.S. energy infrastructure sector. We also intend to diversify our investments among asset types and geographic regions within the U.S. energy infrastructure sector.

We believe that the midstream segment of the U.S. energy infrastructure sector will provide attractive investment opportunities as a result of the following factors:

•	Strong Supply and Demand Fundamentals. The U.S. is the largest consumer of crude oil and natural gas products, the third largest producer of crude oil and the second largest producer of natural gas products in the world. The United States Department of Energy’s Energy Information Administration, or EIA, annually projects that domestic natural gas and refined petroleum products consumption will increase by 0.8% and 1.1%, respectively, through 2030. The midstream energy infrastructure segment provides the critical link between the suppliers of crude oil, natural gas, refined products and other forms of energy, whether domestically-sourced or imported, and the end-user. Midstream energy infrastructure companies are typically asset-intensive, with minimal variable cost requirements, providing operating leverage that allows them to generate attractive cash flow growth even with limited demand-driven or supply-driven growth.

•	Substantial Capital Requirements. We believe, based on industry sources, that approximately $20 billion of capital will be invested in the midstream segment of the U.S. energy infrastructure sector during 2005. We believe that additional capital expenditures in the U.S. energy infrastructure sector will result from the signing of the Energy Policy Act of 2005 on August 8, 2005, which incorporates a number of incentives for additional investments in the energy infrastructure sector including business investment tax credits and accelerated tax depreciation.

•	Substantial Asset Ownership Realignment. We believe that in the midstream and downstream segments of the U.S. energy infrastructure sector, the acquisition and divestiture market has averaged approximately $28 billion of annual transactions between 2001 and 2005. We believe that such activity, particularly in the midstream segment, will continue as: larger integrated companies with high cost structures continue to divest energy infrastructure assets to smaller, more entrepreneurial companies; MLPs continue to pursue acquisitions to drive distribution growth; and private equity firms seek to aggregate midstream U.S. energy infrastructure assets for contribution to existing or newly-formed MLPs or other public or private entities.

We believe the downstream segment of the U.S. energy infrastructure sector also will provide attractive investment opportunities as a result of the following factors:

•	Strong Demand Fundamentals. We believe that long-term projected growth in demand for the natural gas and refined petroleum products delivered to end-users by the downstream segment of the U.S. energy infrastructure sector, combined with the 1.5% annual growth in domestic power consumption projected by the EIA through 2030, will result in continued capital expenditures and investment opportunities in the downstream segment of the U.S. energy infrastructure sector.

•	Requirements to Develop New Downstream Infrastructure. With the trend towards increased heavy crude supply, high “light-heavy” crude oil pricing differentials and the impact of recent domestic capital-intensive environmental mandates, we believe that existing downstream infrastructure will require new capital investment to maintain an aging asset base as well as to upgrade the asset base to respond to the evolution of supply and environmental regulations.

•	Substantial Number of Downstream Companies. There are numerous domestic companies in the downstream segment of the U.S. energy infrastructure sector. For example, it is estimated by industry sources that over 8,000 retail propane companies operate in the U.S., and the EIA reports there are 114 domestic natural gas local distribution companies. We believe the substantial number of domestic companies in the downstream segment of the U.S. energy infrastructure sector provides consolidation opportunities, particularly among propane distributors.

•	Renewable Energy Resources Opportunities. The increasing domestic demand for energy, recently passed energy legislation and the rising cost of carbon-based energy supplies have all encouraged a renewed and growing interest in renewable energy resources. We believe that downstream renewable energy resource assets will be brought on-line, particularly for producing and processing ethanol. The demand for related project financing is expected to be significant and we believe will provide investment opportunities consistent with our investment objective.

Although not part of our core focus, we believe the upstream segment of the U.S. energy infrastructure sector will benefit from strong long-term demand fundamentals and will provide attractive investment opportunities as a result of the following factors:

•	Substantial Asset Ownership Realignment. We believe that in the upstream segment of the U.S. energy infrastructure sector, the property acquisition and divestiture market has averaged $31 billion of annual transactions between 2001 and 2005. During such period, of those transactions for which values have been reported, more than 78% have a value of less than $100 million. We believe this activity has been largely independent of commodity price fluctuations, and instead, has been driven by a combination of strategic business decisions and the desire to efficiently deploy capital. We believe that the fundamental factors that drive the upstream segment of the U.S. energy infrastructure sector acquisition and divestiture market will cause the level of activity to remain consistent with historical levels for the foreseeable future.

•	Substantial Number of Small and Middle Market Companies. We believe that there are more than 900 private domestic exploration and production businesses and more than 140 publicly-listed domestic exploration and production companies. Small and middle market exploration and production companies play an important role in the upstream segment of the U.S. energy infrastructure sector, with a significant share of all domestic natural gas production and crude oil and natural gas drilling activity.

Market Opportunity

We believe the environment for investing in privately-held and micro-cap public companies in the U.S. energy infrastructure sector is attractive for the following reasons:

•	Debt Portion of Energy Finance Market is Underserved by Many Capital Providers. We believe that many lenders have, in recent years, de-emphasized their service and product offerings to small and middle market energy companies in favor of lending to large corporate clients and managing capital markets transactions. We believe, in addition, that many capital providers lack the necessary technical expertise to evaluate the quality of the underlying assets of small and middle market private companies and micro-cap public companies in the energy infrastructure sector and lack a network of relationships with such companies.

•	Increased Demand Among Small and Middle Market Private Companies for Capital. We believe many private and micro-cap public companies have faced increased difficulty accessing the capital markets due to a continuing preference by investors for issuances in larger companies with more liquid securities. Such difficulties have been magnified in asset-focused and capital intensive industries such as the U.S. energy infrastructure sector. We believe that the energy infrastructure sector’s high level of projected capital expenditures and continuing acquisition and divestiture activity will provide us with numerous attractive investment opportunities.

•	Investment Activity Private Equity Capital Sponsors. We believe there is a large pool of uninvested private equity capital available for private and micro-cap public companies, including those involved in the energy infrastructure sector. Given the anticipated positive long-term supply and demand dynamics of the energy industry and the current and expected public market valuations for companies involved in certain sectors of the energy industry, private equity capital has been increasingly attracted to the energy infrastructure sector. In particular, we believe that the public market valuations of many MLPs will continue to attract private equity capital focused on aggregating smaller energy infrastructure assets in order to meet the minimum size requirements for a public entity. We expect private equity firms will seek to leverage their investments by combining capital with senior secured loans and mezzanine debt from other sources such as ourselves.

•	Attractive Companies with Limited Access to Other Capital. We believe there are, and will continue to be, attractive companies that will benefit from private equity investments prior to a public offering of their equity, whether as an MLP or otherwise. We also believe that there are a number of companies in the midstream and downstream segments of the U.S. energy infrastructure sector with the same stable cash flow characteristics as those being acquired by MLPs or funded by private equity capital in anticipation of contribution to an MLP. We believe that many such companies are not being acquired by MLPs or attracting private equity capital because they do not produce income that qualifies for inclusion in an MLP pursuant to the Internal Revenue Code, are perceived by such investors as too small, or are in areas of the midstream energy infrastructure segment in which most MLPs do not have specific expertise. We believe that these companies represent attractive investment candidates for us.

Competitive Advantages

We believe that we are uniquely suited to meet the financing needs of the U.S. energy infrastructure sector for the following reasons:

•	Existing Investment Platform with Experience and Focus on the Energy Infrastructure Sector. We believe that our Advisor’s current investment platform provides us with significant advantages in sourcing, evaluating, executing and managing investments. As of July 31, 2006, our Advisor managed investments of approximately $1.8 billion in the energy infrastructure sector, including the assets of three publicly traded closed-end management investment companies focused on the energy infrastructure sector. Our Advisor created the first publicly traded closed-end management investment company focused primarily on investing in MLPs involved in the energy infrastructure sector, and its aggregate managed capital is among the largest of those closed-end management investment company advisors focused on the energy infrastructure sector.

•	Experienced Management Team. The members of our Advisor’s investment committee have an average of over 20 years of financial investment experience. Our Advisor’s four senior investment professionals are responsible for the negotiation, structuring and managing of our investments and have almost 70 years of combined experience in energy, leveraged finance and private equity investing. We believe that as a result of this extensive experience, the members of our Advisor’s investment committee and the Advisor’s senior investment professionals have developed strong reputations in the capital markets, particularly in the energy infrastructure sector, that we believe affords us a competitive advantage in identifying and investing in energy infrastructure companies.

•	Disciplined Investment Philosophy. In making its investment decisions, our Advisor intends to continue the disciplined investment approach that it has utilized since its founding. That investment approach emphasizes significant current income with the potential for enhanced returns through capital appreciation, low volatility and minimization of downside risk. Our Advisor’s investment process involves an assessment of the overall attractiveness of the specific subsector of the energy infrastructure segment in which a company is involved, the prospective portfolio company’s specific competitive position within that subsector, potential commodity price, supply and demand and regulatory concerns, the stability and potential growth of the prospective portfolio company’s cash flows, the prospective portfolio company’s management track record and incentive structure and our Advisor’s ability to structure an attractive investment.

•	Flexible Transaction Structuring. We are not subject to many of the regulatory limitations that govern traditional lending institutions such as commercial banks. As a result, we can be flexible in structuring investments and selecting the types of securities in which we invest. Our Advisor’s senior investment professionals have substantial experience in structuring investments expected to balance the needs of energy infrastructure companies with appropriate risk control.

•	Extended Investment Horizon. Unlike private equity and venture capital funds, we are not subject to standard periodic capital return requirements. These provisions often force private equity and venture capital funds to seek returns on their investments through mergers, public equity offerings or other liquidity events more quickly than may otherwise be desirable, potentially resulting in both a lower overall return to investors and an adverse impact on their portfolio companies. We believe our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment funds enhances our ability to generate attractive returns on invested capital.

Targeted Investment Characteristics

We anticipate that our targeted investments will have the following characteristics:

•	Long-Life Assets with Stable Cash Flows and Limited Commodity Price Sensitivity. We anticipate that most of our investments will be made in companies with assets having the potential to generate stable cash flows over long periods of time. We intend to invest a portion of our assets in companies that own and operate assets with long useful lives and that generate cash flows by providing critical services primarily to the producers or end-users of energy. We expect to limit the direct exposure to commodity price risk in our portfolio. We intend to target companies that have a majority of their cash flows generated by contractual obligations.

•	Experienced Management Teams with Energy Infrastructure Focus. We intend to make investments in companies with management teams that have a track record of success and who often have substantial knowledge and focus in particular segments of the energy infrastructure sector or with certain types of assets. We expect that our management team’s extensive experience and network of business relationships in the energy infrastructure sector will allow us to identify and attract portfolio company management teams that meet these criteria.

•	Fixed Asset-Intensive. We anticipate that most of our investments will be made in companies with a relatively significant base of fixed assets that we believe will provide for reduced downside risk compared to making investments in companies with lower relative fixed asset levels. As fixed asset-intensive companies typically have less variable cost requirements, we expect they will generate attractive cash flow growth even with limited demand-driven or supply-driven growth.

•	Limited Technological Risk. We do not intend to target investment opportunities involving the application of new technologies or significant geological, drilling or development risk.

•	Exit Opportunities. We focus our investments on prospective portfolio companies that we believe will generate a steady stream of cash flow to repay our loans or pay us equity dividends, as well as reinvest in their respective businesses. We expect that such internally generated cash flow will lead to the payment of dividends or interest on, and the repayment of the principal of, our investments in portfolio companies and will be a key means by which we exit from our investments over time. In addition, we seek to invest in companies whose business models and expected future cash flows offer attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay our investments through an initial public offering of common stock or other capital markets transactions. We believe our Advisor’s investment experience will help us identify such companies.

Investment Overview

Our portfolio primarily is, and we expect it to continue to be, comprised of debt and equity securities acquired through individual investments of approximately $5 million to $15 million in privately-held and micro-cap public companies in the U.S. energy infrastructure sector. It is anticipated that any publicly-traded companies in which we invest will have a market capitalization of less than $100 million.

Investment Selection

Our Advisor uses an investment selection process modeled after the investment selection process utilized by our Advisor in connection with the publicly traded closed-end funds it manages, TYG, TYY and TYN. Four of our Advisor’s senior investment professionals, Messrs. Matlack, Mojica, Russell and Schulte, will be responsible for the negotiation, structuring and managing of our investments, and will operate under the oversight of our Advisor’s investment committee.

Target Portfolio Company Characteristics

We have identified several quantitative, qualitative and relative value criteria that we believe are important in identifying and investing in prospective portfolio companies. While these criteria provide general guidelines for our investment decisions, we caution you that not all of these criteria may be met by each prospective portfolio company in which we choose to invest. Generally, we intend to utilize our access to information generated by our Advisor’s investment professionals to identify prospective portfolio companies and to structure investments efficiently and effectively.

Midstream and Downstream Segment Focus

We focus on prospective companies in the midstream and downstream segments, and to a lesser extent the upstream segment, of the U.S. energy infrastructure sector.

Qualified Management Team

We generally require that our portfolio companies have an experienced management team with a verifiable track record in the relevant product or service industry. We will seek companies with management teams having strong technical, financial, managerial and operational capabilities, established appropriate governance policies, and proper incentives to induce management to succeed and act in concert with our interests as investors, including having meaningful equity investments.

Current Yield Plus Growth Potential

We focus on prospective portfolio companies with a distinct value orientation in which we can invest at relatively low multiples of operating cash flow, that generate a current cash return at the time of investment and that possess good prospects for growth. Typically, we would not expect to invest in start-up companies or companies having speculative business plans.

Distributions Received from Investments

We generate revenues in the form of interest payable on the debt investments that we hold, and in the form of capital gains and dividends on dividend-paying equity securities, warrants, options, or other equity interests that we have acquired in our portfolio companies. We currently intend to structure our debt investments to provide for quarterly or other periodic interest payments. In addition to the cash yields received on our investments, in some instances, our investments may also include any of the following: end of term payments, exit fees, balloon payment fees or prepayment fees, any of which may be required to be included in income prior to receipt. In some cases we may structure debt investments to provide that interest is not payable in cash, or not entirely in cash, but is instead payable in securities of the issuer or is added to the principal of the debt. The amortization of principal on our debt investments may be deferred until maturity. We also intend to acquire equity securities that pay cash dividends on a recurring or customized basis. We also expect to generate revenue in the form of commitment, origination, structuring, or diligence fees, fees for providing managerial assistance, and possibly consulting fees.

Strong Competitive Position

We focus on prospective portfolio companies that have developed strong market positions within their respective markets and that are well positioned to capitalize on growth opportunities. We seek to invest in companies that demonstrate competitive advantages that should help to protect their market position and profitability.

Sensitivity Analyses

We generally perform sensitivity analyses to determine the effects of changes in market conditions on any proposed investment. These sensitivity analyses may include, among other things, simulations of changes in energy commodity prices, changes in interest rates, changes in economic activity and other events that would affect the performance of our investment. In general, we will not commit to any proposed investment that will not provide at least a minimum return under any of these analyses and, in particular, the sensitivity analysis relating to changes in energy commodity prices.

Investment Process and Due Diligence

Although our Advisor uses research provided by third parties when available, primary emphasis is placed on proprietary analysis and valuation models conducted and maintained by our Advisor’s in-house investment professionals.

In conducting due diligence, our Advisor uses available public information and information obtained from its relationships with former and current management teams, vendors and suppliers to prospective portfolio companies, investment bankers, consultants and other advisors.

The due diligence process followed by our Advisor’s investment professionals is highly detailed and structured. Our Advisor exercises discipline with respect to company valuation and institutes appropriate structural protections in our investment agreements. After our Advisor’s investment professionals undertake initial due diligence of a prospective portfolio company, our Advisor’s investment committee will approve the initiation of more extensive due diligence by our Advisor’s investment professionals. At the conclusion of the diligence process, our Advisor’s investment committee is informed of critical findings and conclusions. The due diligence process typically includes:

•	review of historical and prospective financial information;

•	review and analysis of financial models and projections;

•	for many midstream and upstream investments, review of third party engineering reserve reports and internal engineering reviews;

•	on-site visits;

•	legal reviews of the status of the potential portfolio company’s title to any assets serving as collateral and liens on such assets;

•	environmental diligence and assessments;

•	interviews with management, employees, customers and vendors of the prospective portfolio company;

•	research relating to the prospective portfolio company’s industry, regulatory environment, products and services and competitors;

•	review of financial, accounting and operating systems;

•	review of relevant corporate, partnership and other loan documents; and

•	research relating to the prospective portfolio company’s management and contingent liabilities, including background and reference checks using our Advisor’s industry contact base and commercial data bases and other investigative sources.

Additional due diligence with respect to any investment may be conducted on our behalf by our legal counsel and accountants, as well as by other outside advisors and consultants, as appropriate.

Upon the conclusion of the due diligence process, our Advisor’s investment professionals present a detailed investment proposal to our Advisor’s investment committee. The Advisor’s four senior investment professionals have almost 70 years of combined experience in energy, leveraged finance and private equity investing. The members of our Advisor’s investment committee have an average of over 20 years of financial investment experience. All decisions to invest in a portfolio company must be approved by the unanimous decision of our Advisor’s investment committee.

Investment Structure and Types of Investments

Once our Advisor’s investment committee has determined that a prospective portfolio company is suitable for investment, we work with the management of that company and its other capital providers, including other senior and junior debt and equity capital providers, if any, to structure an investment. We negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio company’s capital structure. We may invest up to 30% of our total assets in assets that are non qualifying assets in among other things, high yield bonds, bridge loans, distressed debt, commercial loans, private equity, securities of public companies or secondary market purchases of securities of target portfolio companies.

The types of securities in which we may invest include, but are not limited to, the following:

Debt Investments

Our debt investments may be secured or unsecured. In general, our debt investments will not be control-oriented investments and we may acquire debt securities as a part of a group of investors in which we are not the lead investor. We anticipate structuring a significant amount of our debt investments as mezzanine loans. Mezzanine loans typically are unsecured, and usually rank subordinate in priority of payment to senior debt, such as senior bank debt, but senior to common and preferred equity, in a borrowers’ capital structure. We expect to invest in a range of debt investments generally having a term of five to ten years and bearing interest at either a fixed or floating rate. These loans typically will have interest-only payments in the early years, with amortization of principal deferred to the later years of the term of the loan.

In addition to bearing fixed or variable rates of interest, mezzanine loans also may provide an opportunity to participate in the capital appreciation of a borrower through an equity interest. We expect this equity interest will typically be in the form of a warrant. Due to the relatively higher risk profile and often less restrictive covenants, as compared to senior loans, mezzanine loans generally earn a higher return than senior loans. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of principal while retaining their equity interest in the borrower. In some cases, we anticipate that mezzanine loans may be collateralized by a subordinated lien on some or all of the assets of the borrower.

In some cases, our debt investments may provide for a portion of the interest payable to be payment-in-kind interest. To the extent interest is payment-in-kind, it will likely be payable through the increase of the principal amount of the loan by the amount of interest due on the then-outstanding aggregate principal amount of such loan.

We tailor the terms of our debt investments to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that aims to protect our rights and manage risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, in addition to seeking a position senior to common and preferred equity in the capital structure of our portfolio companies, we will seek, where appropriate, to limit the downside potential of our debt investments by:

•	requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for our credit risk;

•	incorporating “put” rights and call protection into the investment structure; and

•	negotiating covenants in connection with our investments that afford portfolio companies as much flexibility in managing their businesses as possible, consistent with preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

As described above, our debt investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. Warrants we receive in connection with an investment in debt may require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the portfolio company, upon the occurrence of specified events. In certain cases, we also may obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.

Equity Investments

Our equity investments will likely consist of preferred equity that is expected to pay dividends on a current basis, preferred equity that does not pay current dividends or common equity. Preferred equity generally has a preference over common equity as to distributions on liquidation and dividends. In general, our equity investments will not be control-oriented investments and we may acquire equity securities as part of a group of private equity investors in which we are not the lead investor. In many cases, we also may obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.

In addition to common and preferred stock, we may purchase limited liability company interests, limited partner interests, convertible securities, warrants and depository receipts of companies that are organized as corporations, limited liability companies or limited partnerships.

Taxable Subsidiaries

We expect to form one or more directly or indirectly wholly-owned taxable subsidiaries to make investments in accordance with our investment objective, generally with respect to investments in non-traded limited partnerships, in order to comply with federal income tax rules.

We will value our investment in such a subsidiary based on the net asset value of the subsidiary. The net asset value of the subsidiary will be computed by subtracting from the value of all of the subsidiary’s assets all of its liabilities, including but not limited to taxes. The subsidiary’s portfolio securities will be valued in accordance with the same valuation procedures applied to our portfolio companies. See “Determination of Net Asset Value.”

Investments

We believe that our Advisor’s expertise in investing in small and middle market companies in the midstream and downstream segments of the U.S. energy infrastructure sector, and our Advisor’s experience as an investment advisor in the energy infrastructure sector, positions our Advisor to identify and capitalize on desirable investment opportunities. In addition, we believe that our Advisor’s regular contact with companies in the energy infrastructure sector, investment bankers engaged in financing and merger and acquisition advisory work, and other professionals providing services to growth companies in the energy infrastructure sector, will contribute to the number of quality investment opportunities that we can evaluate.

Since the completion of our approximately $46.3 million private placement in January 2006, we have invested approximately $22.5 million in three portfolio companies in the energy infrastructure sector through the acquisition of limited liability company units, limited partnership interests and a debenture. For a more detailed description of these investments, see “Portfolio Companies.”

Ongoing Relationships with Portfolio Companies

Monitoring

The investment professionals of our Advisor monitor each portfolio company to determine progress relative to meeting the company’s business plan and to assess the appropriate strategic and tactical courses of action for the company. This monitoring may be accomplished by attendance at board of directors meetings, the review of periodic operating reports and financial reports, an analysis of relevant reserve information and capital expenditure plans, and periodic consultations with engineers, geologists, and other experts. The performance of each portfolio company is also periodically compared to performance of similarly sized companies with comparable assets and businesses to assess performance relative to peers. Our Advisor’s monitoring activities are expected to provide it with the necessary access to monitor compliance with existing covenants, to enhance its ability to make qualified valuation decisions, and to assist its evaluation of the nature of the risks involved in each individual investment. In addition, these monitoring activities should permit our Advisor to diagnose and manage the common risk factors held by our total portfolio, such as sector concentration, exposure to a single financial sponsor, or sensitivity to a particular geography.

As part of the monitoring process, our Advisor continually assesses the risk profile of each of our investments and rates them on a scale of 1 to 3 based on the following categories:

(1)	The portfolio company is performing at or above expectations and the trends and risk factors are generally favorable to neutral.

(2)	The portfolio company is performing below expectations and the investment’s risk has increased materially since origination. The portfolio company is generally out of compliance with various covenants; however, payments are generally not more than 120 days past due.

(3)	The portfolio company is performing materially below expectations and the investment risk has substantially increased since origination. Most or all of the covenants are out of compliance and payments are substantially delinquent. Investment is not expected to provide a full repayment of the amount invested.

As of the date of this prospectus, all of our portfolio companies have a rating of (1).

Managerial Assistance

The investment professionals of our Advisor make available, and will provide upon request, significant managerial assistance to our portfolio companies. This assistance may involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising the management teams of our portfolio companies, assisting in the formulation of their strategic plans, and providing other operational, organizational and financial consultation. Involvement with each portfolio company will vary based on a number of factors.

Valuation Process

We value our portfolio in accordance with generally accepted accounting principles and will rely on multiple valuation techniques, reviewed on a quarterly basis by our board of directors. As most of our investments are not expected to have market quotations, our board of directors will undertake a multi-step valuation process each quarter, as described below:

•	Investment Team Valuation. Each portfolio company or investment will initially be valued by the investment professionals of the Advisor responsible for the portfolio investment. As a part of this process, materials will be prepared containing their supporting analysis.

•	Third Party Valuation Activity. We expect that our board of directors will retain an independent valuation firm to review, as requested from time to time by the independent directors, the valuation report provided by our investment team.

•	Investment Committee Valuation. The investment committee of our Advisor will review the investment team valuation report and the analysis of the independent valuation firm, if applicable, and determine valuations to be considered by the board of directors.

•	Final Valuation Determination. Our board of directors will consider the investment committee valuations, including supporting documentation, and analysis of the independent valuation firm, if applicable, and determine the fair value of each investment in our portfolio in good faith.

Competition

We compete with public and private funds, commercial and investment banks and commercial financing companies to make the types of investments that we plan to make in the U.S. energy infrastructure sector. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than us. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, allowing them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act would impose on us as a result of our election to be regulated as a BDC and that we will be required to comply with in order to qualify as a RIC. These competitive conditions may adversely affect our ability to make investments in the energy infrastructure sector and could adversely affect our distributions to stockholders.

Brokerage Allocation and Other Practices

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we infrequently will use brokers in the normal course of our business. Subject to policies established by our board of directors, we do not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly on brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if it determines in good faith that such commission is reasonable in relation to the services provided.

Proxy Voting Policies

We, along with our Advisor have adopted proxy voting policies and procedures (“Proxy Policy”), that we believe are reasonably designed to ensure that proxies are voted in our best interests and the best interests of our stockholders. Subject to its oversight, the board of directors has delegated responsibility for implementing the Proxy Policy to our Advisor.

In the event requests for proxies are received with respect to the voting of equity securities, on routine matters, such as election of directors or approval of auditors, the proxies usually will be voted with management unless our Advisor determines it has a conflict or our Advisor determines there are other reasons not to vote with management. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and stock option and equity compensation plans, corporate governance proposals and stockholder proposals, our Advisor will vote, or abstain from voting if deemed appropriate, on a case by case basis in a manner it believes to be in the best economic interest of our stockholders. In the event requests for proxies are received with respect to debt securities, our Advisor will vote on a case by case basis in a manner it believes to be in the best economic interest of our stockholders.

Our Chief Executive Officer is responsible for monitoring our actions and ensuring that (i) proxies are received and forwarded to the appropriate decision makers, and (ii) proxies are voted in a timely manner upon receipt of voting instructions. We are not responsible for voting proxies we do not receive, but will make reasonable efforts to obtain missing proxies. Our Chief Executive Officer will implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships, (ii) other potential material business relationships, and (iii) material personal and family relationships. All decisions regarding proxy voting will be determined by our Advisor’s investment committee and will be executed by our Chief Executive Officer. Every effort will be made to consult with the portfolio manager and/or analyst covering the security. We may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

If a request for proxy presents a conflict of interest between our stockholders on one hand, and our Advisor, the principal underwriters, or any affiliated persons of ours, on the other hand, our management may (i) disclose the potential conflict to the board of directors and obtain consent, or (ii) establish an ethical wall or other informational barrier between the persons involved in the conflict and the persons making the voting decisions.

Staffing

We do not currently have or expect to have any employees. Services necessary for our business will be provided by individuals who are employees of our Advisor, pursuant to the terms of the investment advisory agreement. Each of our executive officers described under “Management” is an employee of our Advisor or Fountain Capital.

Properties

Our office is located at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.

Legal Proceedings

Neither we nor our Advisor are currently subject to any material legal proceedings.

PORTFOLIO COMPANIES

As of August 24, 2006, we had invested a total of $22.5 million in three portfolio companies in the U.S. energy infrastructure sector. The following table sets forth a brief description of each portfolio company and a description of the investment we have made in each such company. We may on occasion hold seats on the board of directors of a portfolio company and endeavor to obtain board observation rights with respect to our portfolio companies.

					Fair Value of
					Investment
Name of Portfolio	Nature of its	Title of Securities	Percentage of	Funded	as of
Company (Segment)	Principal Business	Held by Us	Class Held	Investment	May 31, 2006

Eagle Rock Pipeline, L.P. (Midstream)	Gatherer and processor of natural gas	LP Interests	1.2%	$12.5 million	$12.5 million
Mowood, LLC(1) (Downstream)	Local natural gas	LLC Units	100%	$1.0 million	N/A
	distribution	Subordinated Debt	100%	$4.5 million	N/A
Legacy Reserves LP (Upstream)	Oil and gas exploitation and development	LP Interests	1.5%	$4.5 million	$4.5 million

(1)	We currently have the right to appoint both members of the Management Committee of Mowood.

Portfolio Company Descriptions

Eagle Rock Pipeline, L.P. (“Eagle Rock”)

Eagle Rock was formed by a management team with significant midstream operating experience in companies such as Enbridge Inc. and Dynegy Inc. and funded by their equity sponsor, Natural Gas Partners, LLC. The Company identifies, purchases and improves under-performing gathering and processing assets. We purchased $12.5 million of LP Interests in Eagle Rock on March 27, 2006. On June 5, 2006, Eagle Rock filed a registration statement with the SEC to register the sale of its units in an initial public offering. The offering is intended primarily to provide Eagle Rock with liquidity for additional acquisitions, but a portion of the proceeds will be used to fund a distribution to existing unitholders, including us. Contemporaneous with the anticipated closing of its initial public offering, Eagle Rock is expected to merge into a new entity to be called Eagle Rock Energy Partners, L.P. Eagle Rock’s principal office is located at 14950 Heathrow Forest Pkwy., Suite 111, Houston, TX 77032.

Mowood, LLC (“Mowood”)

We purchased 100% ownership in Mowood, a holding company whose sole asset is a wholly-owned operating company, Omega Pipeline, LLC (“Omega”). Omega is a natural gas local distribution company located on Fort Leonard Wood in southwest Missouri. Omega is in the second year of a ten-year contract with the Department of Defense pursuant to which it provides natural gas to Fort Leonard Wood. We invested $1.0 million in LLC units and purchased a $4.5 million subordinated debenture on June 1, 2006. Mowood’s principal office is located at P.O. Box 2861, Ordinance Street, Building 2570, Fort Leonard Wood, MO 65473.

Legacy Reserves LP (“Legacy”)

Legacy has purchased, and expects to continue to purchase, mature properties in the Permian Basin that generate stable volumes of oil and natural gas with low rates of decline. Legacy focuses on the exploitation of proved developed reserves, instead of the more risky exploration of undeveloped reserves and has hedged over 60% of production volumes expected over the next five years. We purchased $4.5 million of LP Interests in Legacy on March 6, 2006. Legacy’s principal office is located at 303 West Wall, Suite 1500, Midland, TX 79701.

PORTFOLIO MANAGEMENT

Our board of directors provides the overall supervision and review of our affairs. Management of our portfolio is the responsibility of our Advisor’s investment committee. Our Advisor’s investment committee is composed of five senior investment professionals, all of whom are managers of our Advisor. Our Advisor has four senior investment professionals who are responsible for the negotiation, structuring and managing of our investments. Those senior investment professionals are Messrs. Matlack, Mojica, Russell and Schulte, of whom Messrs. Mojica and Russell are exclusively dedicated to our activities. The Advisor’s four senior investment professionals have almost 70 years of combined experience in energy, leveraged finance and private equity investing. For biographical information about our Advisor’s investment professionals, see “Advisor.”

Investment Committee

Management of our portfolio will be the responsibility of our Advisor’s investment committee. Our Advisor’s investment committee is comprised of its five Managing Directors: H. Kevin Birzer, Zachary A. Hamel, Kenneth P. Malvey, Terry C. Matlack and David J. Schulte. All decisions to invest in a portfolio company must be approved by the unanimous decision of our Advisor’s investment committee and any one member of our Advisor’s investment committee can require our Advisor to sell a security. Biographical information about each member of our Advisor’s investment committee is set forth under “Management — Directors and Officers,” below.

The following table provides information about the other accounts managed on a day-to-day basis by each member of our Advisor’s investment committee as of July 31, 2006:

			Number of	Total Assets
			Accounts	of Accounts
		Total	Paying a	Paying a
	Number of	Assets of	Performance	Performance
Name of Manager	Accounts	Accounts	Fee	Fee

H. Kevin Birzer
Registered investment companies	3	$1,602,084,846	0
Other pooled investment vehicles	7	$210,659,721	4	$14,197,279
Other accounts	204	$1,892,007,501	0
Zachary A. Hamel
Registered investment companies	3	$1,602,084,846	0

Other pooled investment vehicles	7	$210,659,721	4	$14,197,279
Other accounts	204	$1,892,007,501	0
Kenneth P. Malvey
Registered investment companies	3	$1,602,084,846	0
Other pooled investment vehicles	7	$210,659,721	4	$14,197,279
Other accounts	204	$1,892,007,501	0
Terry C. Matlack
Registered investment companies	3	$1,602,084,846	0
Other pooled investment vehicles	4	$41,197,279	5	$41,197,279
Other accounts	182	$161,133,011	0
David J. Schulte
Registered investment companies	3	$1,602,084,846	0
Other pooled investment vehicles	4	$41,197,279	5	$41,197,279
Other accounts	182	$161,133,011	0

None of Messrs. Birzer, Hamel, Malvey, Matlack or Schulte receives any direct compensation from the Company or any other of the managed accounts reflected in the table above. All such accounts are managed by the Advisor, Fountain Capital or KCEP. Messrs. Schulte and Matlack are full-time employees of the Advisor and receive a fixed salary for the services they provide. Fountain Capital is paid a fixed monthly fee, subject to adjustment, for the services of Messrs. Birzer, Hamel or Malvey. Each of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte own an equity interest in either KCEP or Fountain Capital, the two entities that control the Advisor, and each thus benefits from increases in the net income of the Advisor, KCEP or Fountain Capital.

MANAGEMENT

Directors and Officers

Our business and affairs are managed under the direction of our board of directors. Accordingly, our board of directors provides broad supervision over our affairs, including supervision of the duties performed by our Advisor. Certain employees of our Advisor are responsible for our day-to-day operations. The names, ages and addresses of our directors and officers and specified employees of our Advisor, together with their principal occupations and other affiliations during the past five years, are set forth below. Each director and officer will hold office for the term to which he is elected and until his successor is duly elected and qualifies, or until he resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each director and officer is 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210. Our board of directors consists of a majority of directors who are not “interested persons” (as defined in the 1940 Act) of our Advisor or its affiliates. The directors who are “interested persons” (as defined in the 1940 Act) are referred to as “Interested Directors.” Under our Charter, the board is divided into three classes. Each class of directors will hold office for a three year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify.

The directors and officers of the Company and their principal occupations and other affiliations during the past five years are set forth below. Each director and officer will hold office until his successor is duly elected and qualified, or until he resigns or is removed in the manner provided by law. The address of each director and officer is 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.

	Position(s) Held		Number of
	with Company,		Portfolios in
	Term of Office		Fund Complex	Other Board
	and Length of	Principal Occupation	Overseen by	Positions
Name and Age	Time Served	During Past Five Years	Director(1)	Held by Director

Independent Directors
Conrad S. Ciccotello, 45	Class III Director since 2005	Tenured Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University (faculty member since 1999); Director of Graduate Personal Financial Planning Programs; Editor, “Financial Services Review,” (an academic journal dedicated to the study of individual financial management); formerly, faculty member, Pennsylvania State University.	4	None

	Position(s) Held		Number of
	with Company,		Portfolios in
	Term of Office		Fund Complex	Other Board
	and Length of	Principal Occupation	Overseen by	Positions
Name and Age	Time Served	During Past Five Years	Director(1)	Held by Director

Independent Directors (continued)
John R. Graham, 60	Class II Director since 2005	Executive-in-Residence and Professor of Finance, College of Business Administration, Kansas State University (has served as a professor or adjunct professor since 1970); Chairman of the Board, President and CEO, Graham Capital Management, Inc., primarily a real estate development and investment company and a venture capital company; Owner of Graham Ventures, a business services and venture capital firm; formerly, CEO, Kansas Farm Bureau Financial Services, including seven affiliated insurance or financial service companies (1979-2000).	4	Erie Indemnity Company; Erie Family Life Insurance Company; Kansas State Bank
Charles E. Heath, 63	Class I Director since 2005	Retired in 1999. Formerly, Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999). Chartered Financial Analyst (“CFA”) since 1974.	4	None
Interested Directors and Officers(2)
H. Kevin Birzer, 46	Class II Director and Chairman of the Board since 2005	Managing Director of the Advisor since 2002; Partner/Senior Analyst, Fountain Capital (1990-present); Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989); formerly, Vice President, F. Martin Koenig & Co., an investment management firm (1983-1986).	4	None
Terry C. Matlack, 50	Class I Director and Chief Financial Officer since 2005	Managing Director of the Advisor since 2002; Managing Director, KCEP (2001-present); formerly, President, GreenStreet Capital, a private investment firm (1998-2001).	4	None
David J. Schulte, 46	President and Chief Executive Officer since 2005	Managing Director of the Advisor since 2002; Managing Director, KCEP (1993-present); CFA since 1992.	N/A	None

	Position(s) Held		Number of
	with Company,		Portfolios in
	Term of Office		Fund Complex	Other Board
	and Length of	Principal Occupation	Overseen by	Positions
Name and Age	Time Served	During Past Five Years	Director(1)	Held by Director

Interested Directors and Officers (2) (continued)
Zachary A. Hamel, 40	Senior Vice President and Secretary since 2005	Managing Director of the Advisor since 2002; Partner/Senior Analyst with Fountain Capital (1997-present).	N/A	None
Kenneth P. Malvey, 41	Senior Vice President and Treasurer since November 2005	Managing Director of the Advisor since 2002; Partner/Senior Analyst, Fountain Capital Management (2002-present); formerly, Investment Risk Manager and member of the Global Office of Investments, GE Capital’s
Employers Reinsurance Corporation
		(1996-2002).	N/A	None

(1)	This number includes TYG, TYY, TYN and us. Our Advisor also serves as the investment advisor to TYG, TYY and TYN.

(2)	As a result of their respective positions held with the Advisor or is affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.

Audit Committee

Our board of directors has a standing Audit Committee that consists of three directors of the Company who are not “interested persons” (within the meaning of the 1940 Act) (“Independent Directors”). The Audit Committee’s function is to select independent accountants to conduct the annual audit of our financial statements, review with the independent accountants the outline, scope and results of this annual audit and review the performance and approval of all fees charged by the independent accountants for audit, audit-related and other professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. For purposes of the Sarbanes-Oxley Act, the Audit Committee has at least one member who is deemed to be a financial expert. The Audit Committee operates under a written charter approved by the Board of Directors. The Audit Committee meets periodically, as necessary, but has not yet held a meeting. The Audit Committee members are Mr. Ciccotello (Chairman), Mr. Graham, and Mr. Heath.

Nominating Committee

We have a Nominating Committee that consists exclusively of three Independent Directors. The Nominating Committee’s function is to (1) identify individuals qualified to become Board members and recommend to the Board the director nominees for the next annual meeting of stockholders and to fill any vacancies; (2) monitor the structure and membership of Board committees; recommend to the Board director nominees for each committee; (3) review issues and developments related to corporate governance issues and develop and recommend to the Board corporate governance guidelines and procedures, to the extent necessary or desirable; and (4) actively seek individuals who meet the standards for directors set forth in our Bylaws, who meet the requirements of any applicable laws or exchange requirements and who are otherwise qualified to become board members for recommendation to the Board. The Nominating Committee will consider stockholder recommendations for nominees for membership to the Board so long as such recommendations are made in accordance with the Company’s Bylaws. The Nominating Committee members are Conrad S. Ciccotello, John R. Graham (Chairman), and Charles E. Heath.

Compensation Table

Our directors and officers who are interested persons receive no salary or fees from us. Each Independent Director receives from us an annual retainer of $20,000 and a fee of $4,000 (and reimbursement for related expenses) for each meeting of the Board or Audit Committee he or she attends in person (or $1,000 for each Board or Audit Committee meeting attended telephonically, or for each Audit Committee meeting attended in person that is held on the same day as a Board meeting). Except as noted for Audit Committee members, Independent Director also receives $1,000 for each other committee meeting attended in person or telephonically. The Chairman of the Audit Committee receives an additional annual retainer of $10,000.

The table below sets forth the compensation paid to our board of directors by TYG, TYY, TYN and us during fiscal 2006. We do not compensate our officers. No director or officer is entitled to receive pension or retirement benefits from us.

		Total Compensation
		from Fund and Fund
	Aggregate	Complex Paid to
	Compensation	Directors
Name and Position with the Company	from the Company(1)	(4 Companies)

Independent Directors
Conrad S. Ciccotello	$19,030	$101,500
John R. Graham	$16,030	$89,500
Charles E. Heath	$15,030	$85,500

Interested Directors
H. Kevin Birzer	$0	$0
Terry C. Matlack	$0	$0

(1)	Because we have not completed our first full fiscal year, compensation is estimated based upon payments to be made by us during the current fiscal year.

ADVISOR

Tortoise Capital Advisors, a registered investment advisor, will serve as our investment advisor. Our Advisor was formed in October 2002 and has been managing investments in portfolios of MLPs in the energy infrastructure sector since that time. Our Advisor also manages the investments of TYG, TYY and TYN. TYG is a non-diversified, closed-end management investment company that was created to invest principally in MLPs in the energy infrastructure sector. TYY is a non-diversified, closed-end management investment company that was created to invest primarily in MLPs and their affiliates in the energy infrastructure sector. TYN is a non-diversified, closed-end management investment company that was created to invest primarily in energy infrastructure investments in public companies in the United States and Canada. As of July 31, 2006, our Advisor had client assets under management of approximately $1.8 billion.

Company		Inception	Targeted	Total Assets
Name	Ticker/Private	Date	Investments	($ in millions)

Tortoise Capital Resources Corp.	Proposed NYSE: TTO	Dec. 2005	Privately-Held and Micro-Cap U.S. Energy Infrastructure	$43
Tortoise Energy Infrastructure Corp.	NYSE: TYG	Feb. 2004	U.S. Energy Infrastructure, More Diversified in MLPs	$798
Tortoise Energy Capital Corp.	NYSE: TYY	May 2005	U.S. Infrastructure, More Concentrated	$628
Tortoise North America Energy Corp.	NYSE: TYN	Oct. 2005	Canadian and U.S. Infrastructure, Diversified	$174
Separately Managed Accounts and Private Partnerships	Private	Nov. 2002	U.S. Energy Infrastructure	$161

Our Advisor is controlled equally by KCEP and Fountain Capital.

•	KCEP was formed in 1993 and currently manages a private equity fund with committed capital of $55 million invested in a variety of companies in diverse industries, including a private financing for a propane retail and wholesale company, Inergy, L.P. KCEP I, a start-up and early-stage venture capital fund launched in 1994 and previously managed by KCEP, is in the process of winding down. As a part of that process, KCEP I has entered into a consensual order of receivership, which is necessary to allow KCEP I to distribute its remaining $1.3 million of assets to creditors and the SBA. The consensual order acknowledges a capital impairment condition and the resulting nonperformance by KCEP I of its agreement with the SBA, both of which are violations of the provisions requiring repayment of capital under the Small Business Investment Act of 1958 and the regulations thereunder. We do not currently expect the consensual order or the performance of KCEP I to prevent the wholly-owned subsidiary we may create from becoming licensed by the SBA as a SBIC or prevent its participation in the SBA-sponsored debenture program.

•	Fountain Capital was formed in 1990 and focuses primarily on providing investment advisory services to institutional investors with respect to below investment grade debt. Fountain Capital had approximately $1.7 billion of client assets under management as of July 31, 2006, of which approximately $237 million was invested in 29 energy companies.

•	Our Advisor was formed by KCEP and Fountain Capital to provide portfolio management services in the energy infrastructure sector in advance of an investment of client funds in Markwest Energy Partner, L.P., a micro-cap public natural gas processing and pipeline company in the midstream segment of the energy infrastructure sector.

Our Advisor currently has four senior investment professionals who are responsible for the origination, negotiation, structuring and managing of our investments. Two of those senior investment professionals are Messrs. Matlack and Schulte, who are also Managing Directors of KCEP. The other two senior investment professionals are Messrs. Mojica and Russell, both of whom are dedicated to our activities. The Advisor’s four senior investment professionals have almost 70 years of combined experience in energy, leveraged finance and private equity investing. Their biographical information is set forth below.

•	Terry Matlack — Mr. Matlack was a founder of, and is a Managing Director of, our Advisor. Since 2001, Mr. Matlack has been a Managing Director of KCEP. Prior to joining KCEP, Mr. Matlack was President of GreenStreet Capital and its affiliates, which invested primarily in the telecommunications service industry. Prior to 1995, he was Executive Vice President and a member of the board of directors of W. K. Communications, Inc., a cable television acquisition company, and Chief Operating Officer of W. K. Cellular, a rural cellular service area operator. Mr. Matlack also serves on the board of directors of Kansas Venture Capital, an SBIC.

•	Abel Mojica III — Prior to joining our Advisor in 2005 and since 1999, Mr. Mojica was a Principal of KCEP. While at KCEP, Mr. Mojica, together with Mr. Schulte, led KCEP’s investment in the private company predecessor to Inergy, L.P., from an early stage of development through its initial public offering and was also involved in the structuring of an investment in MarkWest Energy Partners, L.P. Mr. Mojica has been in the private equity and finance industry since 1996. Mr. Mojica represented the interests of KCEP by serving on the boards of directors of three portfolio companies. Prior to joining KCEP in 1999, Mr. Mojica worked in investment banking at First Chicago Capital Markets (now J.P. Morgan Chase) and in commercial banking at Citicorp (now Citigroup).

•	Edward Russell — Prior to joining our Advisor in March of 2006, Mr. Russell was a Managing Director in the investment banking department of Stifel, Nicolaus & Company, Inc. (“Stifel Nicolaus”) since 1999. While a Managing Director at Stifel Nicolaus, Mr. Russell was responsible for all of the energy and power transactions, including all of the debt and equity transactions for the three closed-end public funds managed by our Advisor, starting with the first public equity offering in February of 2004. Prior to jointing Stifel Nicolaus, Mr. Russell worked in commercial banking for over 10 years as a lender with Magna Group and South Side National Bank.

•	David J. Schulte — Mr. Schulte was a founder of, and is a Managing Director of, our Advisor. Since 1994, Mr. Schulte has been a Managing Director of KCEP. While a partner at KCEP, Mr. Schulte led private financings for two growth MLPs in the energy infrastructure sector, Inergy, L.P., where he served as a director, and MarkWest Energy Partners, L.P., where he was a board observer. Prior to joining KCEP, Mr. Schulte had over five years of experience completing acquisition and public equity financings as an investment banker at the predecessor of Oppenheimer & Co., Inc. Mr. Schulte also serves on the investment committee of Diamond State Ventures, an SBIC. Mr. Schulte is a past President of the Midwest Region of SBICs and a former director of the National Association of SBICs.

Our Advisor has 20 full time employees, but also relies to a significant degree on the officers, employees, and resources of Fountain Capital. Three of the five members of the investment committee of our Advisor are affiliates of, but not employees of, our Advisor, and each has other significant responsibilities with Fountain Capital, which conducts businesses and activities of its own in which our Advisor has no economic interest. If these separate activities are significantly greater than our Advisor’s activities, there could be material competition for the efforts of key personnel.

Each of our Advisor’s investment decisions will be reviewed and approved for us by its investment committee, which also acts as the investment committee for TYG, TYY and TYN. Our Advisor’s investment committee is comprised of its five Managing Directors: H. Kevin Birzer, Zachary A. Hamel, Kenneth P. Malvey, Terry C. Matlack and David J. Schulte. Messrs. Birzer, Hamel and Malvey are each Partners/Senior

Analysts with Fountain Capital. The members of our Advisor’s investment committee have an average of over 20 years of financial investment experience.

Conflicts of Interests

Our senior professionals have a conflict of interest in allocating potentially more favorable investment opportunities to us and other funds and clients that pay our Advisor an incentive or performance fee. Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to us in an effort to increase the incentive fee. Our Advisor may also have an incentive to make investments by one fund, having the effect of increasing the value of a security in the same issuer held by another fund, which in turn may result in an incentive fee being paid to our Advisor by that other fund. However, senior professionals of our Advisor manage potential conflicts of interest by allocating investment opportunities in accordance with written allocation policies and procedures.

Investment Advisory Agreement

Management Services

Pursuant to an investment advisory agreement, our Advisor will be subject to the overall supervision and review of our board of directors, provide us with investment research, advice and supervision and will furnish us continuously with an investment program, consistent with our investment objective and policies. Our Advisor also will determine from time to time what securities we shall purchase, and what securities shall be held or sold, what portions of our assets shall be held uninvested as cash, short duration high yield securities or in other liquid assets, will maintain books and records with respect to all of our transactions, and will report to our board of directors on our investments and performance.

Our Advisor’s services to us under the investment advisory agreement will not be exclusive, and our Advisor is free to furnish the same or similar services to other entities, including businesses which may directly or indirectly compete with us, so long as our Advisor’s services to us are not impaired by the provision of such services to others. Under the investment advisory agreement and to the extent permitted by the 1940 Act, our Advisor will also provide on our behalf significant managerial assistance to portfolio companies to which we are required to provide such assistance under the 1940 Act and who require such assistance from us.

Administration Services

Pursuant to the investment advisory agreement, our Advisor also furnishes us with office facilities and clerical and administrative services necessary for our operation (other than services provided by our custodian, accounting agent, administrator, dividend and interest paying agent and other service providers). Our Advisor is authorized to cause us to enter into agreements with third parties to provide such services. To the extent we request, our Advisor will (i) oversee the performance and payment of the fees of our service providers and make such reports and recommendations to the board of directors concerning such matters as the parties deem desirable, (ii) respond to inquiries and otherwise assist such service providers in the preparation and filing of regulatory reports, proxy statements, and stockholder communications, and the preparation of materials and reports for the board of directors; (iii) establish and oversee the implementation of borrowing facilities or other forms of leverage authorized by the board of directors and (iv) supervise any other aspect of our administration as may be agreed upon by us and our Advisor. We have agreed, pursuant to the investment advisory agreement, to reimburse our Advisor or its affiliate for all out-of-pocket expenses incurred in providing the foregoing services.

Management Fee

Pursuant to the investment advisory agreement, we will pay our Advisor a fee consisting of two components — a base management fee and an incentive fee in return for the management and administration services described above. For a discussion regarding the basis for our board of director’s approval of the investment advisory agreement, see “Advisor — Board Approval of Investment Advisory Agreement.” This discussion will also be available in our annual report to stockholders.

The base management fee is 0.375% (1.5% annualized) of our Managed Assets, calculated and paid quarterly in arrears within 15 days of the end of each calendar quarter. The term “Managed Assets” as used in the calculation of the management fee means our average monthly total assets (including any assets purchased with any borrowed funds). The base management fee for any partial quarter will be appropriately prorated.

The incentive fee consists of two parts. The first part, the investment income fee, is calculated and payable quarterly in arrears and will equal 15% of the excess, if any, of our Net Investment Income for the quarter over a quarterly hurdle rate equal to 2% (8% annualized) of our Net Assets at the end of such quarter (defined as our managed assets minus our indebtedness). For purposes of calculating the investment income fee, “Net Investment Income” shall mean interest income, dividend income, and any other income (including any fees such as commitment, origination, syndication, structuring, diligence, monitoring, and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable by us, any interest expense, any tax expense and dividends paid on issued and outstanding preferred stock, if any, but excluding the incentive fees payable to our Advisor). Accordingly, we may pay an incentive fee based partly on accrued interest, the collection of which is uncertain or deferred. Net Investment Income also includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest, and zero coupon securities), accrued income that we have not yet received in cash. Net Investment Income does not include any realized capital gains, realized capital losses, or unrealized capital appreciation or depreciation. The investment income fee is payable within fifteen days of the end of each calendar quarter but no investment income fee will be paid or earned until December 8, 2006. The investment income fee for any partial quarter will be appropriately prorated.

The second part of the incentive fee payable to our Advisor, the capital gains fee, is calculated and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement, as of the termination date), and equals: (i) 15% of (a) our net realized capital gains (realized capital gains less realized capital losses) on a cumulative basis from the closing of this offering to the end of each calendar year, less (b) any unrealized capital depreciation at the end of such calendar year, less (ii) the aggregate amount of all capital gains fees paid to our Advisor in prior years. Realized capital gains on a security will be calculated as the excess of the net amount realized from the sale or other disposition of such security over the original cost for that security. Realized capital losses on a security will be calculated as the amount by which the net amount realized from the sale or other disposition of such security is less than the original cost of such security. Unrealized capital depreciation on a security will be calculated as the amount by which our original cost of such security exceeds the fair value of such security at the end of a calendar year. Our Advisor will use at least 25% of any capital gains fees received from us at any time on or prior to December 8, 2007 to purchase our common shares. We will determine all fiscal year-end valuations in accordance with generally accepted accounting principles, the 1940 Act, and our policies and procedures to the extent consistent therewith. In the event the investment advisory agreement is terminated, the capital gains fee calculation will be undertaken as of, and any resulting capital gains fee will be paid within fifteen days of, the date of termination.

The payment of the investment income fee portion of the incentive compensation on a quarterly basis may lead our Advisor to accelerate or defer interest payable by our portfolio companies in a manner that could result in fluctuations in the timing and amount of dividends.

The following examples are intended to assist in an understanding of the two components of the incentive fee. These examples are not intended as an indication of our expected performance.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee(1):

Assumptions

•	The following calculations only apply from December 8, 2006, as our Advisor is not entitled to any income-related portion of the incentive fee in any earlier period

•	Hurdle rate(2) = 2.00%

•	Management fee(3) = 0.375%

•	Other expenses (legal, accounting, custodian, transfer agent, etc.)(4) = 0.20%

Alternative 1

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 1.25%

•	Pre-incentive fee net investment income (investment income — (management fee + other expenses)) = 0.675%

Pre-incentive fee net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 3.50%

•	Pre-incentive fee net investment income (investment income — (management fee + other expenses)) = 2.925%

Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

Incentive Fee	=	15% x (pre-incentive fee net investment income — 2.00%)
	=	15% x (2.925% — 2.00%)
	=	15% x 0.925%
	=	0.13875%

(1) The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of our net assets.
(2) Represents 8.0% annualized hurdle rate.
(3) Represents 1.5% annualized management fee. For the purposes of this example, we have assumed that we have not incurred any indebtedness and that we maintain no cash or cash equivalents.
(4) Excludes organizational and offering expenses.

Example 2: Capital Gains Portion of Incentive Fee:

Alternative 1

Assumptions

•	Year 1: $20 million investment made and November 30 fair market value (“FMV”) of investment determined to be $20 million

•	Year 2: November 30 FMV of investment determined to be $22 million

•	Year 3: November 30 FMV of investment determined to be $17 million

•	Year 4: Investment sold for $21 million

The impact, if any, on the capital gains portion of the incentive fee would be:

•	Year 1: No impact

•	Year 2: No impact

•	Year 3: Reduce base amount on which the capital gains portion of the incentive fee is calculated by $3 million

•	Year 4: Increase base amount on which the capital gains portion of the incentive fee is calculated by $4 million (less the amount, if any, of the unrealized capital depreciation from Year 3 that did not actually reduce the capital gains portion of the incentive fee that would otherwise have been payable to our Advisor in Year 3)

Alternative 2

Assumptions

•	Year 1: $20 million investment made and November 30 FMV of investment determined to be $20 million

•	Year 2: November 30 FMV of investment determined to be $17 million

•	Year 3: November 30 FMV of investment determined to be $17 million

•	Year 4: November 30 FMV of investment determined to be $21 million

•	Year 5: November 30 FMV of investment determined to be $18 million

•	Year 6: Investment sold for $15 million

The impact, if any, on the capital gains portion of the incentive fee would be:

•	Year 1: No impact

•	Year 2: Reduce base amount on which the second part of the incentive fee is calculated by $3 million

•	Year 3: No impact

•	Year 4: No impact

•	Year 5: No impact

•	Year 6: Reduce base amount on which the second part of the incentive fee is calculated by $2 million (plus the amount, if any, of the unrealized capital depreciation from Year 2 that did not actually reduce the second part of the incentive fee that would otherwise have been payable to our Advisor in prior years)

Alternative 3

Assumptions

•	Year 1: $20 million investment made in company A (“Investment A”), and $20 million investment made in company B (“Investment B”) and November 30 FMV of each investment determined to be $20 million

•	Year 2: November 30 FMV of Investment A is determined to be $21 million, and Investment B is sold for $18 million

•	Year 3: Investment A is sold for $23 million

The impact, if any, on the capital gains portion of the incentive fee would be:

•	Year 1: No impact

•	Year 2: Reduce base amount on which the capital gains portion of the incentive fee is calculated by $2 million (realized capital loss on Investment B)

•	Year 3: Increase base amount on which the capital gains portion of the incentive fee is calculated by $3 million (realized capital gain on Investment A)

Alternative 4

Assumptions

•	Year 1: $20 million investment made in company A (“Investment A”), and $20 million investment made in company B (“Investment B”) and November 30 FMV of each investment determined to be $20 million

•	Year 2: November 30 FMV of Investment A is determined to be $21 million and FMV of Investment B is determined to be $17 million

•	Year 3: November 30 FMV of Investment A is determined to be $18 million and FMV of Investment B is determined to be $18 million

•	Year 4: November 30 FMV of Investment A is determined to be $19 million and FMV of Investment B is determined to be $21 million

•	Year 5: Investment A is sold for $17 million and Investment B is sold for $23 million

The impact, if any, on the capital gains portion of the incentive fee would be:

•	Year 1: No impact

•	Year 2: Reduce base amount on which the capital gains portion of the incentive fee is calculated by $3 million (unrealized capital depreciation on Investment B)

•	Year 3: Reduce base amount on which the capital gains portion of the incentive fee is calculated by $2 million (unrealized capital depreciation on Investment A)

•	Year 4: No impact

•	Year 5: Increase base amount on which the second part of the incentive fee is calculated by $5 million ($6 million of realized capital gain on Investment B partially offset by $1 million of realized capital loss on Investment A) (less the amount, if any, of the unrealized capital depreciation on Investment A from Year 3 and the unrealized capital depreciation on Investment B from Year 2 that did not actually reduce the capital gains portion of incentive fees that would otherwise have been payable to our Advisor in prior years)

Payment of Our Expenses

We will bear all expenses not specifically assumed by our Advisor and incurred in our operations, we have borne the expenses related to the private placement of our common shares and warrants and we will bear the expenses related to this offering. The compensation and allocable routine overhead expenses of all investment professionals of our Advisor and its staff, when and to the extent engaged in providing us investment advisory services, is provided and paid for by our Advisor and not us. The compensation and expenses borne by us include, but are not limited to, the following:

•	other than as provided in the paragraph above, expenses of maintaining and continuing our existence and related overhead, including, to the extent such services are provided by personnel of our Advisor or its affiliates, office space and facilities and personnel compensation, training and benefits,

•	commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments including placement and similar fees in connection with direct placements entered into on our behalf,

•	auditing, accounting and legal expenses (including costs associated with the implementation of our Sarbanes-Oxley internal controls and procedures over financial reporting),

•	taxes and interest,

•	governmental fees,

•	expenses of listing our shares with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of our interests, including expenses of conducting tender offers for the purpose of repurchasing our securities,

•	expenses of registering and qualifying us and our securities under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes,

•	expenses of communicating with stockholders, including website expenses and the expenses of preparing, printing and mailing press releases, reports and other notices to stockholders and of meetings of stockholders and proxy solicitations therefor,

•	expenses of reports to governmental officers and commissions,

•	insurance expenses,

•	association membership dues,

•	fees, expenses and disbursements of custodians and subcustodians for all services to us (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values),

•	fees, expenses and disbursements of transfer agents, dividend and interest paying agents, stockholder servicing agents and registrars for all services to us,

•	compensation and expenses of our directors who are not members of our Advisor’s organization,

•	pricing, valuation and other consulting or analytical services employed in considering and valuing our actual or prospective investments,

•	all expenses incurred in leveraging of our assets through a line of credit or other indebtedness or issuing and maintaining preferred shares,

•	all expenses incurred in connection with our organization and any offering of our common shares, including our private placement and this offering, and

•	such non-recurring items as may arise, including expenses incurred in litigation, proceedings and claims and our obligation to indemnify our directors, officers and stockholders with respect thereto.

Duration and Termination

The investment advisory agreement was approved by our board of directors on September 12, 2005. Unless terminated earlier as described below, it will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, upon approval by a majority of our directors who are not interested persons or parties to the investment advisory agreement. The investment advisory agreement will automatically terminate in the event of its assignment. The investment advisory agreement may be terminated by us without penalty upon not more than 60 days’ written notice to our Advisor. The investment advisory agreement may also be terminated by our Advisor without penalty upon not less than 60 days’ written notice to us.

Liability of Advisor

The investment advisory agreement provides that our Advisor will not be liable to us in any way for any default, failure or defect in any of the securities comprising our portfolio if it has satisfied the duties and the standard of care, diligence and skill set forth in the investment advisory agreement. However, our Advisor will be liable to us for any loss, damage, claim, cost, charge, expense or liability resulting from our Advisor’s willful misconduct, bad faith or gross negligence or disregard by our Advisor of its duties or standard of care, diligence and skill set forth in the investment advisory agreement or a material breach or default of our Advisor’s obligations under that agreement.

Board Approval of the Investment Advisory Agreement

Our board of directors, including a majority of the independent directors, reviewed and approved the investment advisory agreement on September 12, 2005.

In considering the approval of the investment advisory agreement, our board of directors evaluated information provided by our Advisor and their legal counsel and considered various factors, including the following:

•	Services. Our board of directors reviewed the nature, extent and quality of the investment advisory and administrative services proposed to be provided to us by our Advisor and found them sufficient to encompass the range of services necessary for our operation.

•	Comparison of Management Fee to Other Firms. Our board of directors reviewed and considered to the extent publicly available, the management fee arrangements of companies with similar business models, including business development companies.

•	Experience of Management Team and Personnel. Our board of directors considered the extensive experience of the members of our Advisor’s investment committee with respect to the specific types of investments we propose to make, and their past experience with similar kinds of investments. Our board of directors discussed numerous aspects of the investment strategy with members of our Advisor’s investment committee and also considered the potential flow of investment opportunities resulting from the numerous relationships of our Advisor’s investment committee and investment professionals within the investment community.

•	Provisions of Investment Advisory Agreement. Our board of directors considered the extent to which the provisions of the investment advisory agreement (other than the fee structure which is discussed above) were comparable to the investment advisory agreements and administration agreements of companies with similar business models, including, peer group business development companies, and concluded that its terms were satisfactory and in line with market norms. In addition, our board of directors concluded that the services to be provided under the investment advisory agreement were reasonably necessary for our operations, the services to be provided were at least equal to the nature and quality of those provided by others, and the payment terms were fair and reasonable in light of usual and customary charges.

•	Payment of Expenses. Our board of directors considered the manner in which our Advisor would be reimbursed for its expenses at cost and the other expenses for which it would be reimbursed under the investment advisory agreement. The board of directors discussed how this structure was comparable to that of companies with similar business models, including existing business development companies.

Based on the information reviewed and the discussions among the members of our board of directors, our board of directors, including all of our independent directors, approved the investment advisory agreement and the administration agreement and concluded that the management fee rates were reasonable in relation to the services to be provided.

License Agreement

Pursuant to the investment advisory agreement, our Advisor has consented to our use on a non-exclusive, royalty-free basis, of the name “Tortoise” in our name. We will have the right to use the “Tortoise” name so long as our Advisor or one of its approved affiliates remains our investment advisor. Other than with respect to this limited right, we will have no legal right to the “Tortoise” name. This right will remain in effect for so long as the investment advisory agreement with our Advisor is in effect and will automatically terminate if the investment advisory agreement were to terminate for any reason, including upon its assignment.

Sub-Advisor Arrangement

The investment advisory agreement authorizes our Advisor to delegate any or all of its rights, duties and obligations to one or more sub-advisors upon receipt of approval of such sub-advisor by our board of directors and stockholders (unless such approval is not required by the relevant statutes, rules, regulations, interpretations, orders, or similar relief). Our Advisor has entered into a sub-advisory agreement with Kenmont.

Kenmont is a Houston, Texas based registered an investment advisor with experience investing in privately-held and public companies in the U.S. energy and power sectors. Kenmont provides additional contacts and enhances the number and range of potential investment opportunities in which we have the opportunity to invest. Kenmont Special Opportunities Master Fund LP purchased 666,666 of our common shares and 166,666 of our warrants in the initial closing of our offering of common shares and warrants on December 8, 2005. Pursuant to the sub-advisory agreement with Kenmont, Kenmont (i) assists in identifying potential investment opportunities, subject to the right of Kenmont to first show investment opportunities that it identifies to other funds or accounts for which Kenmont is the primary advisor, (ii) assists, as requested but subject to a limit of 20 hours per month, in the analysis of investment opportunities as requested by our Advisor, and (iii) if requested by our Advisor, assists in hiring an additional investment professional for the Advisor who will be located in Houston, Texas and for whom Kenmont will make office space available. Kenmont will not make any investment decisions on our behalf, but will recommend potential investments to, and assist in the investment analysis undertaken by, our Advisor. Our Advisor compensates Kenmont for the services it provides to us. Our Advisor indemnifies and holds us harmless from any obligation to pay or reimburse Kenmont for any fees or expenses incurred by Kenmont in providing such services to us. Kenmont will be indemnified by us for certain claims related to the services it provides. In addition to any termination rights we may have under the 1940 Act, the sub-advisory agreement between the Advisor and Kenmont may be terminated by our Advisor in limited circumstances.

Kenmont is a Texas limited partnership that serves as investment advisor to pooled investment vehicles and managed accounts. The principals of Kenmont have collectively created and managed private equity portfolios in excess of $1.5 billion and have over 50 years of experience working for investment banks, commercial banks, accounting firms, operating companies and money management firms.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have entered into the investment advisory agreement with our Advisor, an entity in which certain of our officers and directors have ownership and financial interests. Our Advisor’s services under the investment advisory agreement will not be exclusive, and it is free to furnish the same or similar services to other entities, including businesses that may directly or indirectly compete with us so long as its services to us are not impaired by the provision of such services to others. In addition, the publicly traded funds and private accounts managed by our Advisor may make investments similar to investments that we may pursue. Although we currently are not generally targeting similar investment opportunities as other entities advised by our Advisor, this may change in the future. It is thus possible that our Advisor might allocate investment opportunities to other entities, and thus might divert attractive investment opportunities away from us. However, our Advisor intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies, so that we will not be disadvantaged in relation to any other client.

Our independent directors will review any investment decisions that may present potential conflicts of interest among our Advisor and its affiliates and us in accordance with specific procedures and policies adopted by our board of directors.

Pursuant to the investment advisory agreement, our Advisor has consented to our use on a non-exclusive, royalty-free basis, of the name “Tortoise” in our name. We will have the right to use the “Tortoise” name so long as our Advisor or one of its approved affiliates remains our investment advisor. Other than with respect to this limited right, we will have no legal right to the “Tortoise” name. This right will remain in effect for so long as the investment advisory agreement with our Advisor is in effect and will automatically terminate if the investment advisory agreement were to terminate for any reason, including upon its assignment.

Our Advisor has entered into a sub-advisory agreement with Kenmont. Kenmont is an investment advisor with experience investing in privately-held and public companies in the U.S. energy and power sectors. Kenmont provides additional contacts and enhances the number and range of potential investment opportunities in which we have the opportunity to invest. Our Advisor compensates Kenmont for the services it provides to us. Our Advisor also indemnifies and holds us harmless from any obligation to pay or reimburse Kenmont for any fees or expenses incurred by Kenmont in providing such services to us. Kenmont will be indemnified by the Advisor for certain claims related to the services it provides and obligations assumed under the sub-advisory agreement. Kenmont Special Opportunities Master Fund LP, an affiliate of Kenmont, purchased 666,666 of our common shares and 166,666 of our warrants in the initial closing of our offering of common shares and warrants on December 8, 2005.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth certain beneficial ownership information with respect to our common shares for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our common shares prior to this offering and all our officers and directors and the managing directors of our Advisor, as a group. One of the beneficial owners of more than 5% of our common shares is Kenmont Special Opportunities Master Fund LP, an affiliate of our sub-advisor Kenmont. Except as otherwise noted, the address for all stockholders in the table below is c/o Tortoise Capital Advisors, 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.

			Percentage of		Percentage of
			Common Shares		Common Shares
	Common Shares	Warrants	Outstanding Before		Outstanding After
Name	Owned	Owned	Offering(1)		Offering(2)

Beneficial Owners of more than 5%
Kenmont Special Opportunities Master Fund, L.P.(3)	666,666	166,666	21.58%			%
Rockbay Capital Management, L.P.(4)	466,666	116,666	15.11%			%
Delta Onshore, LP(5)	182,466	45,616	5.91%			%
Directors and Executive Officers:
Interested Directors
H. Kevin Birzer(6)	5,300	1,325		*		*
Terry Matlack(7)	2,467	616		*		*
Independent Directors
Conrad S. Ciccotello(8)	1,000	250		*		*
John R. Graham(9)	4,000	1,000		*		*
Charles E. Heath(10)	3,000	750		*		*
Executive Officers
David J. Schulte	4,517	1,128		*		*
Zachary A. Hamel	1,667	416		*		*
Kenneth P. Malvey	1,392	347		*		*
Directors and Executive Officers as a Group (8 persons)	23,343	5,832		*		*

*	Indicates less than 1%.

(1)	Based on 3,088,596 common shares and 772,124 warrants outstanding. Each person’s percentage includes all warrants owned, which warrants become exercisable upon the completion of this offering.

(2)	Based on common shares and 772,124 warrants outstanding. Each person’s percentage includes all warrants owned, which warrants become exercisable upon the completion of this offering.

(3)	The address of Kenmont Special Opportunities Master Fund, L.P. is 711 Louisiana, Suite 1750, Houston, TX 77002.

(4)	Rockbay Capital Management, L.P. is the investment manager for Rockbay Capital Institutional Fund, LLC, Rockbay Capital Offshore Fund, Ltd. and Rockbay Capital Fund, LLC. Rockbay Capital Management, L.P. shares voting and dispositive power with these entities with respect to these securities and, as a result, beneficially owns these securities. The address of Rockbay Capital Management, L.P. is 600 Fifth Avenue, 24th Floor, New York, NY 10020. Rockbay Capital Management, L.P. is controlled by Atul Khanna and Jonathan Baron.

(5)	The address of Delta Onshore, LP is 900 Third Avenue, 5th Floor, New York, NY 10022.

(6)	Of the total number of shares and warrants shown, Mr. Birzer holds 3,600 shares and 900 warrants jointly with his wife, Michele Birzer.

(7)	These shares and warrants are held of record by the Matlack Living Trust dtd 12/30/2004, Terry Matlack, Trustee.

(8)	Mr. Ciccotello holds these shares and warrants jointly with his wife, Elizabeth Ciccotello.

(9)	These shares and warrants are held of record by the John R. Graham Trust U/A dtd 1/3/92, John R. Graham, Trustee.

(10)	These shares are held of record by the Charles E. Heath Trust No. 1 dtd U/A 2/1/92, Charles E. Heath and Kathleen M. Heath, Trustees.

The following table sets forth the dollar range of equity securities beneficially owned by each of our directors as of May 31, 2006.

Aggregate Dollar Range of
Equity Securities in All
	Aggregate Dollar Range of	Registered Investment Companies
	Company Securities Beneficially	Overseen by Director in Family of
Name of Director	Owned by Director(1)	Investment Companies(2)

Independent Directors
Conrad S. Ciccotello	$10,001 — $50,000	Over $100,000
John R. Graham	$50,001 — $100,000	Over $100,000
Charles E. Heath	$10,001 — $50,000	Over $100,000
Interested Directors
H. Kevin Birzer	$50,001 — $100,000	Over $100,000
Terry C. Matlack	$10,001 — $50,000	Over $100,000

(1)	The value of the securities is determined by reference to the net asset value of our common shares on May 31, 2006 ($13.80 per common share), and includes the net value of all warrants to purchase common shares held by each director.

(2)	Includes TYG, TYY and TYN and us. Amounts based on the calculation for us referenced in footnote (1) above and the closing price of the common shares of TYG, TYY and TYN on the NYSE on July 31, 2006.

The following table sets forth the dollar range of equity securities of the Company beneficially owned by each member of our Advisor’s investment committee as of May 31, 2006. The value of the securities is determined by reference to the net asset value of our common shares on May 31, 2006 ($13.80 per common share), and includes the net value of all warrants to purchase common shares held by members of our Advisor’s investment committee.

Aggregate Dollar Range
of Company Securities
Name	Beneficially Owned by Manager

H. Kevin Birzer	$50,001 — $100,000
Zachary A. Hamel	$10,001 — $50,000
Kenneth P. Malvey	$10,001 — $50,000
Terry C. Matlack	$10,001 — $50,000
David J. Schulte	$50,001 — $100,000

DIVIDEND REINVESTMENT PLAN

If a stockholder’s shares are registered directly with us or with a brokerage firm that participates in our Automatic Dividend Reinvestment Plan (“Plan”) through the facilities of DTC and such stockholder’s account is coded dividend reinvestment by such brokerage firm, all distributions are automatically reinvested for stockholders by the Plan Agent, Computershare Trust Company, Inc., in additional common shares (unless a stockholder is ineligible or elects otherwise). If a stockholder’s shares are registered with a brokerage firm that participates in the Plan through the facilities of DTC, but such stockholder’s account is not coded dividend reinvestment by such brokerage firm or if a stockholder’s shares are registered with a brokerage firm that does not participate in the Plan through the facilities of DTC, a stockholder will need to ask their investment executive to determine what arrangements can be made to set up their account to participate in the Plan. In either case, until such arrangements are made, a stockholder will receive distributions in cash.

Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare Trust Company, Inc., as dividend paying agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to, or by calling, the Plan Agent; such termination will be effective with respect to a particular distribution if notice is received prior to the record date for the next dividend.

Whenever we declare a distribution payable either in common shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional common shares from the Company or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NYSE or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will receive Additional common shares from the Company for each participant’s account. The number of additional common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii)   % of the market price per common share on the payment date.

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent has until the last business day before the next date on which the shares trade on an “ex-dividend” basis or in no event more than 90 days after the payment date (“last purchase date”) to invest the distribution amount in shares acquired in open-market purchases. It is contemplated that we will declare and pay quarterly distributions. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the distribution through the date before the next ex-dividend date. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If, before the Plan Agent has completed its open-market purchases, the market price of a common share plus estimated brokerage commissions exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of our common shares, resulting in the acquisition of fewer common shares than if the distribution had been paid in additional common shares on the payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the distribution amount in Additional common shares at the close of business on the last purchase date.

The Plan Agent maintains all stockholders’ accounts in the Plan and furnishes written confirmation of each acquisition made for the participant’s account as soon as practicable, but in no event later than 60 days after the date thereof. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the Plan Agent’s name or that of its nominee, and each stockholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan first in accordance with the instructions of the participants then with respect to any proxies not returned by such participant, in the same proportion as the Plan Agent votes the proxies returned by the participants.

There will be no brokerage charges with respect to shares issued directly by us as a result of distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold plus a $           transaction fee. The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. See “Certain U.S. Federal Income Tax Considerations.”

Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price plus commissions of our common shares is higher than the net asset value, participants in the Plan will receive common shares at less than they could otherwise purchase such shares and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions of common shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, because we do not redeem our common shares, the price on resale may be more or less than the net asset value. See “Certain U.S. Federal Income Tax Considerations” for a discussion of tax consequences of the Plan.

Experience under the Plan may indicate that changes are desirable. Accordingly, we reserve the right to amend or terminate the Plan if in the judgment of the Board of Directors such a change is warranted. The Plan may be terminated by the Plan Agent or us upon notice in writing mailed to each participant at least 60 days prior to the effective date of the termination. Upon any termination, the Plan Agent will cause a certificate or certificates to be issued for the full shares held by each participant under the Plan and cash adjustment for any fraction of a common share at the then current market value of the common shares to be delivered to him or her. If preferred, a participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his or her shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. If a participant has terminated his or her participation in the Plan but continues to have common shares registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Plan Agent in writing at the address below. The terms and conditions of the Plan may be amended by the Plan Agent or us at any time, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, only by mailing to each participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Plan Agent receives notice of the termination of the participant’s account under the Plan. Any such amendment may include an appointment by the Plan Agent of a successor Plan Agent, subject to the prior written approval of the successor Plan Agent by us.

All correspondence concerning the Plan should be directed to Computershare Trust Company, Inc. at 2 North LaSalle Street, Chicago, Illinois 60602 or 1-800-727-0254.

DETERMINATION OF NET ASSET VALUE

We will determine our net asset value per common share on a quarterly basis. For purposes of determining the net asset value of our common shares, we will calculate the net asset value, which will equal the value of our total assets (the value of the securities we hold plus cash or other assets, including interest accrued but not yet received) less all of our liabilities, including but not limited to (i) accrued and unpaid interest on any outstanding indebtedness, (ii) the aggregate principal amount of any outstanding indebtedness, and (iii) any distributions payable on our common shares. Our net asset value per common share will equal our net asset value divided by the number of outstanding common shares.

We will use the 1940 Act’s definition of value in calculating the value of our total assets. The 1940 Act defines value as (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value as determined in good faith by our board of directors.

Valuation Methodology — Public Finance

Our process for determining the market price of an investment will be as follows. For equity securities, we will first use readily available market quotations and will obtain direct written broker-dealer quotations if a security is not traded on an exchange or quotations are not available from an approved pricing service. For fixed income securities, we will use readily available market quotations based upon the last updated sale price or market value from a pricing service or by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security. If no sales are reported on any exchange or OTC market, we will use the calculated mean based on bid and asked prices obtained from the primary exchange or OTC market. Other assets will be valued at market value pursuant to written valuation procedures.

Valuation Methodology — Private Finance

Because we expect to invest principally in private companies, there generally will not be a readily available market price for these investments. Therefore, we will value substantially all of our investments at fair value in good faith. There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each investment while employing a consistently applied valuation process for the types of investments we make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we will specifically value each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when our estimate of the enterprise value of an investment does not currently support the cost of our debt or equity investment. We will record unrealized appreciation if we believe that the underlying company has appreciated in value and, therefore, our equity security also has appreciated in value. Changes in fair value are recorded in our statement of operations as net change in unrealized appreciation or depreciation.

We expect our investments to include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. Our investments are generally subject to restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition, and market changing events that impact valuation.

Our process for determining the fair value of a security of a private investment will begin with determining the enterprise value of the company that issued the security. The fair value of our investment will be based on the enterprise value at which a company could be sold in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale.

There is no one methodology to determine enterprise value and, in fact, for any one company, enterprise value may best be expressed as a range of fair values, from which we will derive a single estimate of enterprise value. To determine the enterprise value of a company, we will analyze its historical and projected financial results. We will generally require companies in which we invest to provide us with annual audited, and quarterly and monthly unaudited, financial statements, as well as annual projections for the upcoming fiscal year. We expect to value companies on discounted cash flow analysis and multiples of EBITDA, cash flow, net income, revenues or, in some instances, book value. We expect to use financial measures such as EBITDA or EBITDAM (Earnings Before Interest, Taxes, Depreciation, Amortization and, in some instances, management fees) in order to assess a portfolio company’s financial performance and to value a portfolio company. EBITDA and EBITDAM are not intended to represent cash flow from operations as defined by U.S. generally accepted accounting principles and such information should not be considered as an alternative to net income, cash flow from operations, or any other measure of performance prescribed by U.S. generally accepted accounting principles. When using EBITDA to determine enterprise value, we may adjust EBITDA for non-recurring items. Such adjustments are intended to normalize EBITDA to reflect a portfolio company’s earning power. Adjustments to EBITDA may include acquisition, recapitalization, or restructuring related items or one-time non-recurring income or expense items.

In determining a multiple to use for valuation purposes, we will look to private merger and acquisition statistics, discounted public trading multiples or industry practice. In estimating a reasonable multiple, we will consider not only the fact that the portfolio company may be a private company relative to a peer group of public companies, but we also will consider the size and scope of the company and its specific strengths and weaknesses. If a company is distressed, a liquidation analysis may provide the best indication of enterprise value.

If the portfolio company has an adequate enterprise value to support the repayment of our debt, the fair value of our loan or debt security normally correspond to cost unless the portfolio company’s condition or other factors lead to a determination of fair value at a different amount. When we receive nominal cost warrants or free equity securities (“nominal cost equity”), we will allocate our cost basis in our investment between debt securities and nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of our debt and other preference capital, and other pertinent factors such as recent offers to purchase a company, recent transactions involving the purchase or sale of the equity securities of the company, or other liquidation events. The determined equity values are generally discounted when we have a minority position, are subject to restrictions on resale, have specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other comparable factors exist.

•	Investment Team Valuation. Each portfolio company or investment will initially be valued by the investment professionals of the Advisor responsible for the portfolio investment. As a part of this process, materials will be prepared containing their supporting analysis.

•	Third Party Valuation Activity. We expect that our board of directors will retain an independent valuation firm to review, as requested from time to time by the independent directors, the valuation report provided by our investment team.

•	Investment Committee Valuation. The investment committee of our Advisor will review the investment team valuation report and the analysis of the independent valuation firm, if applicable, and determine valuations to be considered by the board of directors.

•	Final Valuation Determination. Our board of directors will consider the investment committee valuations, including supporting documentation, and analysis of the independent valuation firm, if applicable, and determine the fair value of each investment in our portfolio in good faith.

There will typically be no readily available market value for our investments. Because of the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by our board of directors may be materially different from the values that would have been used had a ready market existed for the investments.

We expect to invest in one or more taxable subsidiaries formed by us to make and hold certain investments in accordance with our investment objective. We will value our investment in such a subsidiary based on the net asset value of the subsidiary. The net asset value of the subsidiary will be computed by subtracting from the value of all of the subsidiary’s assets all of its liabilities, including but not limited to taxes. The subsidiary’s portfolio securities will be valued in accordance with the same valuation procedures applied to our portfolio companies.

Determination of fair value involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations that are applicable to us and to an investment in our common shares by a U.S. stockholder (as defined below). This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, the following discussion does not describe income tax consequences that are assumed to be generally known by U.S. stockholders or certain considerations that may be relevant to certain types of U.S. stockholders subject to special treatment under U.S. federal income tax laws, including tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts and financial institutions. This summary assumes that U.S. stockholders hold our common shares as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not and will not seek any ruling from the Internal Revenue Service (the “Service”) regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax and does not discuss any tax consequences to investors that are not U.S. stockholders. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of our common shares that is, for U.S. federal income tax purposes, any one of the following:

•	a citizen or resident of the United States;

•	a corporation, partnership or other entity created in or organized under the laws of the United States or any political subdivision thereof;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust subject to the supervision of a court within the United States and the control of a United States person.

A “Non-U.S. Stockholder” is a beneficial owner of our common shares that is not a U.S. Stockholder.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds our common shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partnership holding our common shares or a partner of such a partnership should consult his, her or its own tax advisor with respect to the purchase, ownership and disposition of our common shares.

Tax matters are very complicated and the tax consequences to a U.S. stockholder of an investment in our common shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws and the effect of any possible changes in the tax laws.

Current Federal Income Taxation of the Company

We have been formed as a corporation under Maryland law. We currently are, and have always been, treated as a general business corporation for U.S. federal income tax purposes. Thus, we have computed and paid federal income tax on our taxable income without regard to the rules applicable to RICs. Currently, the maximum marginal regular federal income tax rate for a corporation is 35%. We may be subject to a 20% federal alternative minimum tax on our federal alternative minimum taxable income to the extent that our alternative minimum tax exceeds our regular federal income tax.

If we make a distribution on the common shares, the distribution will be treated as a taxable dividend to a U.S. stockholder to the extent of our current or accumulated earnings and profits, whether the distribution is paid in cash or in additional common shares. If the distribution exceeds our earnings and profits, the distribution will be treated as a tax-free return of capital to the U.S. stockholder, to the extent of the U.S. stockholder’s adjusted tax basis in its common shares, and then as capital gain. Generally, our earnings and profits are computed based upon taxable income, with certain specified adjustments. During the periods in which we are taxed as a general business corporation, a corporate U.S. stockholder generally will be eligible for the dividends-received deduction generally allowed U.S. corporations in respect of dividends received from U.S. corporations. During the periods in which we are taxed as a general business corporation, dividends paid by us in taxable years beginning before January 1, 2011 to a non-corporate U.S. stockholder that meet certain holding period and other requirements will be subject to federal income taxation at a reduced rate of 15% or lower.

Intended Election to be Taxed as a RIC

Although we were formed as a general business corporation, we intend to elect to be treated as a RIC effective as of December 1, 2006. If we qualify as a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. From the date hereof through the effective date of our intended RIC election, we will continue to be taxed as a general business corporation as described above. Any capital gains we recognize from now through the effective date of our intended RIC election will, when distributed to our stockholders, be taxed as ordinary income (and not as capital gains, as would have been the case had we been taxed as a RIC as of the date hereof).

To qualify as a RIC, we must, among other things, qualify as a BDC and meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain the benefits of RIC status, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses, reduced by deductible expenses (the “Annual Distribution Requirement”).

By the end of our first taxable year as a RIC, we also must eliminate any earnings and profits accumulated while we were taxable as a general business corporation. We intend to accomplish this by paying to our stockholders one or more cash dividends representing substantially all of our accumulated earnings and profits, if any, for the period from our inception through the date on which our intended RIC election becomes effective. The amount of these dividends will be based on a number of factors, including our results of operations through the date on which our intended RIC election becomes effective. We will need to manage our cash or have access to cash to enable us to pay such dividend or dividends. Any dividend of accumulated earnings and profits would be taxable to U.S. stockholders in the manner described above under “Current Federal Income Taxation of the Company.” These dividends, if any, would be in addition to the dividends we intend to pay of at least 90% of our investment company taxable income to satisfy the Annual Distribution Requirement.

We anticipate that, on the effective date of that election, we may hold assets (including intangible assets not reflected on the balance sheet, such as goodwill) with “built-in gain,” which are assets whose fair market value as of the effective date of the election exceeds their tax basis. In general, a corporation that converts to taxation as a RIC must pay corporate-level federal income tax on any of the net built-in gains it recognizes during the 10-year period beginning on the effective date of its election to be treated as a RIC. Alternatively, the corporation may elect to recognize all of its built-in gain at the time of its conversion and pay such tax on the built-in gain at that time. We may or may not make this election. If we do make this election, we will mark our portfolio to market at the time of our intended RIC election, pay corporate-level federal income tax on any resulting taxable income, and distribute resulting earnings at that time or before the end of the first tax year in which we qualify as a RIC. If we do not make this election, we will pay such corporate-level federal income tax as is payable at the time the built-in gains are recognized (which generally will be the years in which the built-in gain assets are actually sold in taxable transactions). The amount of this tax will vary depending on the assets that are actually sold by us in this 10-year period, the actual amount of the net built-in gain or loss present in those assets as of the effective date of our election to be treated as a

RIC and effective tax rates. Recognized built-in gains that are ordinary in character and the excess of short-term capital gains over long-term capital losses will be included in our investment company taxable income, and generally we must distribute annually at least 90% of any such amounts (net of corporate taxes we pay on those gains) in order to be eligible for RIC tax treatment. Any such amount distributed will be taxable to stockholders as ordinary income. Built-in gains (net of taxes) that are recognized within the 10-year period and that are long-term capital gains will also be distributed (or deemed distributed) annually to our stockholders. Any such amount distributed (or deemed distributed) will be taxable to stockholders as capital gains.

Taxation as a RIC

If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement.

then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net long-term capital gains in excess of net short-term capital losses) we distribute to our stockholders, other than any built-in gain recognized within 10 years after the effective date of our RIC election (as discussed above). We will be subject to U.S. federal income tax at the regular corporate rate on any income or capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain of our undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (i) 98% of our ordinary income for each calendar year, (ii) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year (or possibly by November 30, if we so elect), and (iii) any income realized, but not distributed, in prior years (the “Excise Tax Avoidance Requirement”). Following our intended RIC election, we generally will endeavor in each taxable year to make sufficient distributions to satisfy the Excise Tax Avoidance Requirement.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	qualify as a BDC under the 1940 Act at all times during each taxable year;

•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stocks or other securities, other income derived with respect to our business of investing in such stocks or securities or net income derived from an interest in a qualified publicly traded partnership (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of our assets consists of cash, cash items, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of (i) one issuer, (ii) two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) one or more qualified publicly traded partnerships (the “Diversification Tests”).

Equity securities issued by certain non-traded limited partnerships in which we may invest may not produce qualifying income for purposes of determining our compliance with the 90% gross income test applicable to RICs. As a result, we expect to form one or more wholly owned taxable subsidiaries to make and hold certain investments in accordance with our investment objective. The dividends received from such taxable subsidiaries will be qualifying income for purposes of the 90% gross income test. In general, the amount of cash received from such wholly owned subsidiaries will equal the amount of cash received from the limited partnerships as reduced by income taxes paid by such subsidiaries.

Although we intend that any investment in such taxable subsidiaries and non-traded limited partnerships will be within the 25% limit set forth above, it is possible that the IRS will not respect our determinations that certain taxable subsidiaries and non-traded limited partnerships are not engaged in the same or similar trades or businesses or related trades or businesses. If any such controlled entities are determined to be engaged in related trades or businesses, our ownership in them would be aggregated, possibly causing a violation of the 25% limit set forth above. Failure to meet the Diversification Tests may result in our having to dispose of certain investments at times we would not consider advantageous in order to prevent the loss of RIC status.

Following our intended RIC election, we may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates, or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received in the same taxable year. We also may have to include in income other amounts that we have not yet received in cash. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in the amount of that non-cash income in order to satisfy the Annual Distribution Requirement, even though we will not have received any cash representing such income.

Thus, we may be required to borrow funds or sell assets to satisfy distribution requirements. Although we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements, certain limitations may exist on our ability to borrow additional funds or to sell assets due to (i) the illiquid nature of our portfolio and/or (ii) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. See “Regulation.” Also, restrictions and provisions in any future credit facilities or debt securities may limit our ability to make distributions. Limits on our payment of dividends may prevent us from meeting the Annual Distribution Requirement and may, therefore, jeopardize our qualification for RIC tax benefits or subject us to the 4% excise tax.

If, following our intended RIC election, we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of our income will be subject to corporate-level federal income tax, reducing the amount available to be distributed to our stockholders, and all of our distributions to our stockholders will be characterized as ordinary income (to the extent of our current and accumulated earnings and profits), which would be treated as described above under “Current Federal Income Taxation of the Company.” In contrast, following the effective date of our intended RIC election, our corporate-level federal income tax should be substantially reduced or eliminated and, as explained below, a portion of our distributions or deemed distributions may be characterized as long-term capital gain in the hands of our stockholders. See “Intended Election to be Taxed as a RIC” above.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions paid from our investment company taxable income, which include realized net short-term capital gain, generally are taxable to U.S. stockholders as ordinary income to the extent of our earnings and profits, whether paid in cash or in common shares. Such distributions (if designated by us) may qualify (provided holding period and certain other requirements are met) (i) for the dividends received deduction available to corporations (treated as received from a non-20% owned corporation), but only to the extent that our income consists of dividends received from U.S. corporations, excluding distributions from Code section 501 tax-exempt organizations, exempt farmers’ cooperatives or REITs and (ii) in the case of non-corporate U.S. stockholders (generally effective for taxable years beginning on or before December 31, 2010), as qualified dividend income eligible to be taxed at the reduced maximum rate of generally 15% (5% for such stockholders in lower tax brackets) to the extent that we receive qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (generally, foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A qualified foreign corporation generally excludes any foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company. We do not know the portion, if any, of such distributions that will qualify for the dividends received deduction or will constitute qualified dividends.

Distributions of our net capital gain (which generally are our realized net long-term capital gains in excess of realized net short-term capital losses), properly designated by us as capital gain dividends, if any, are taxable to U.S. stockholders at rates applicable to long-term capital gain, whether paid in cash or in common shares, and regardless of how long the U.S. stockholder has held the common shares. Capital gain dividends are not eligible for the dividends received deduction. The maximum tax rate on net capital gain of non-corporate U.S. stockholders is generally 15% (5% for such non-corporate stockholders in lower brackets) for such gain recognized before January 1, 2011. Distributions in excess of our earnings and profits first reduce the adjusted tax basis of a U.S. stockholder’s common shares and, after such adjusted tax basis is reduced to zero, constitute capital gain to such U.S. stockholder (assuming the stockholder’s common shares are held as a capital asset). For non-corporate taxpayers, distributions of investment company taxable income (other than qualified dividend income) will currently be taxed at a maximum rate of 35%. For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum rate of 35%.

We intend to retain for reinvestment some or all of our net capital gains, but designate the retained amount as a “deemed distribution.” If any such gain is retained, we will be subject to a federal income tax of 35% of such amount. In that event, we expect to designate the retained amount as undistributed capital gain in a notice to our stockholders, and each U.S. stockholder (i) will be required to include in income for tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by us against its U.S. federal income tax liability and to claim a refund to the extent that the credit exceeds such liability and (iii) will increase its basis in its common shares by an amount equal to deemed distribution, less the tax paid by us. Since we expect to pay tax on any retained capital gains at our regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds the U.S. stockholder’s liability for federal income tax. A U.S. stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant tax year. Investment company taxable income may not be treated as part of a “deemed distribution.”

U.S. stockholders may be entitled to offset their capital gain dividends with capital loss. There are a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year and (ii) the amount of capital gains dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If such an election is made, the U.S. stockholder will be treated as receiving the dividend in the taxable year in which the distribution is made and any capital gain dividend will be treated as a capital gain dividend to the U.S. stockholder. However, any dividend we declare in October, November, or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

We may be subject to the alternative minimum tax (“AMT”). In determining our AMT liability, any items that are treated differently for AMT purposes must be apportioned between us and our stockholders. Any such items apportioned to our U.S. stockholders must be included by them for purposes of determining their AMT liability and may affect their AMT liabilities. Although regulations providing for the precise apportionment method have not yet been issued by the Service, we intend to apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances.

As indicated above, one requirement to qualify as a RIC is that, by the end of our first taxable year as a RIC, we must eliminate the earnings and profits accumulated while we were taxable as a general business corporation. We intend to accomplish this by paying to our stockholders one or more cash dividends representing all of our accumulated earnings and profits, if any, for the period from our inception through the effective date of our intended RIC election. The amount of any such dividends will be treated as ordinary income by our U.S. stockholders, and our U.S. stockholders will include such dividends in their income when received (or constructively received). Such dividends will be treated in the manner described above under “Certain U.S. Federal Income Tax Considerations — Current Federal Income Taxation of the Company.”

The price of our common shares purchased at any time may reflect the amount of a forthcoming distribution. U.S. stockholders purchasing our common shares just prior to a distribution will receive a distribution which may be taxable to them even though it represents, in part, a return of their invested capital.

Upon a sale or exchange of our common shares, a U.S. stockholder will recognize a taxable gain or loss depending upon his, her or its basis in our common shares. Such gain or loss will be treated as long-term capital gain or loss if our common shares have been held for more than one year. All or a portion of any loss recognized on a sale or exchange of our common shares generally will be disallowed if other of our common shares are purchased (whether through reinvestment of distributions or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date of the sale or exchange. In such a case, the basis of our common shares acquired will be adjusted to reflect the disallowed loss.

Any loss recognized by a U.S. stockholder on the sale of our common shares held by the stockholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain dividends received by the stockholder (or amounts credited to the stockholder as an undistributed capital gain deemed distribution) with respect to such common shares.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the Service. Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. stockholder’s particular situation. U.S. stockholders are urged to consult their own tax advisors regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in our common shares.

We may be required to withhold U.S. federal income tax (“backup withholding”) at a 28%-rate from all taxable distributions to any non-corporate U.S. stockholder (i) who fails to furnish a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (ii) with respect to whom the Service has notified us that such stockholder has failed to properly report certain interest and dividend income to the Service and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is provided to the Service.

Under Treasury regulations, if a U.S. stockholder recognizes a loss with respect to its common shares of $2 million or more for a non-corporate U.S. stockholder or $10 million or more for a corporate U.S. stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. The American Jobs Creation Act of 2004 imposes significant monetary penalties for failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend on that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common shares.

In general, dividend distributions (other than certain distributions derived from net long-term capital gains) paid by us to a Non-U.S. stockholder are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Non-U.S. stockholder directly, would not be subject to withholding. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if an income tax treaty applies, attributable to a permanent establishment in the United States), we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. stockholders. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.)

For taxable years beginning prior to January 1, 2008, except as provided below, we generally will not be required to withhold any amounts with respect to certain distributions of (i) U.S.-source interest income, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent we properly designate such distributions. We may or may not make any such designations. In respect of distributions described in clause (i) above, we will be required to withhold amounts with respect to distributions to a Non-U.S. stockholder:

•	that has not provided a satisfactory statement that the beneficial owner is not a U.S. person;

•	to the extent that the dividend is attributable to interest on an obligation if the Non-U.S. stockholder is the issuer or is a 10% stockholder of the issuer;

•	that is within certain foreign countries that have inadequate information exchange with the United States; or

•	to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. stockholder and the Non-U.S. stockholder is a “controlled foreign corporation” for United States federal income tax purposes.

The cash dividend(s) we intend to pay to our stockholders representing all of our accumulated earnings and profits, if any, for the period from our inception through the effective date of our election to be treated as a RIC, generally will be taxable to Non-U.S. stockholders in the same manner as other dividend distributions described above.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common shares, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the U.S.), or in the case of an individual stockholder, the stockholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute or successor form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisors with respect to the United States federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a RIC

If we do not elect to be treated as a RIC, or if after having made such election, we fail to qualify for treatment as a RIC, then we and our U.S. stockholders would be subject to U.S. federal income taxation in the manner discussed above under “Certain U.S. Federal Income Tax Considerations — Current Federal Income Taxation of the Company.” In addition, if we were treated as a RIC for at least one taxable year, and then failed to qualify as a RIC for more than two consecutive taxable years and subsequently re-elected to be treated as a RIC, any built-in gain in our assets at the time of the re-election generally would be taxed under the rules discussed above under ‘‘Intended Election to be Taxed as a RIC.”

REGULATION

We intend to elect to be regulated as a BDC under the 1940 Act and intend to elect to be treated as a RIC under the Code effective as of December 1, 2006. We cannot provide any assurances as to when we will become a BDC or a RIC. Upon our election to be regulated as a BDC, we will be subject to the regulations and restrictions described below.

A BDC is a unique kind of investment company that primarily focuses on investing in or lending to private companies and providing managerial assistance to them. A BDC generally provides stockholders with the ability to retain the liquidity of a publicly-traded security, while sharing in the possible benefits of investing in privately-held or thinly traded public and privately-owned companies. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their directors and officers and principal underwriters and certain other related persons, and the 1940 Act requires that a majority of the directors be persons other than “interested persons” as defined under the 1940 Act.

Qualifying Assets

Under the 1940 Act, we may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, or “qualifying assets,” unless at the time the acquisition is made qualifying assets represent at least 70% of our total assets. The principal categories of qualifying assets relevant to our proposed businesses are the following:

•	Securities purchased in transactions not involving any public offering from the issuer of the securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company. An “eligible portfolio company” is defined in the 1940 Act as any issuer that:

•	is organized under the laws of, and has its principal place of business in, the United States; and

•	is not an investment company (other than a SBIC wholly owned by the BDC) or a company that would be an investment company but for certain exceptions under the 1940 Act; and

•	satisfies any of the following:

•	does not have any class of securities with respect to which a broker or dealer may extend margin credit;

•	is controlled by a BDC or a group of companies including a BDC, and the BDC has an affiliated person who is a director of the eligible portfolio company; or

•	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

•	Securities of any eligible portfolio company that we control.

•	Securities purchased in a private transaction from a U.S. issuer that is not an investment company and is in bankruptcy and subject to reorganization.

•	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

•	Securities received in exchange for, or distributed on or with respect to, securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

•	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

We may invest up to 30% of our total assets in assets that are non-qualifying assets and are not subject to the limitations referenced above. These investments may include, among other things, investments in high yield bonds, bridge loans, distressed debt, commercial loans, private equity, securities of public companies or secondary market purchases of otherwise qualifying assets. If the value of non-qualifying assets should at any time exceed 30% of our total assets, we will be precluded from acquiring any additional non-qualifying assets until such time as the value of our qualifying assets again equals at least 70% of our total assets. See “Risk Factors — If our investments are deemed not to be qualifying assets, we could lose our status as a BDC or be precluded from investing according to our current business plan.”

Significant Managerial Assistance

A BDC must be organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, a BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby a BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring or portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers, or other organizational or financial guidance. Although not required to do so at this time, we anticipate offering to provide significant managerial assistance to each of our portfolio companies.

Temporary Investments

Pending investments in other types of qualifying assets, as described above, a BDC’s investments may consist of cash, cash equivalents, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment. There is no other percentage restriction on the proportion of our assets that may be so invested, other than the restrictions necessary to meet the diversification tests imposed on us by the Code in order to qualify as a RIC for federal income tax purposes. See “Certain U.S. Federal Income Tax Considerations — Taxation as a RIC.”

Determination of Net Asset Value

The net asset value per security of our outstanding common securities will be determined quarterly, as soon as practicable after, and as of the end of, each calendar quarter. The net asset value per security will be equal to the value of our total assets minus liabilities and any preferred securities outstanding divided by the total number of common shares outstanding at the date as of which such determination is made. Fair value will be determined in good faith by our board of directors pursuant to a valuation policy. See “Determination of Net Asset Value.”

Senior Securities; Coverage Ratio

We are permitted, only under specified conditions, to issue multiple classes of indebtedness and one class of security senior to our common securities if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. For a discussion of the risks associated with the resulting leverage, see “Risk Factors — Risks Related to Our Operations.”

Derivative Securities

The 1940 Act limits the amount of derivative securities that we may issue and the terms of such securities. Apart from our 772,124 warrants issued as part of our private placement, we do not have, and do not anticipate having, outstanding derivative securities relating to our common shares.

Code of Ethics

We are required to maintain a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code of ethics. Our code of ethics does not permit investments by our employees in securities that we may purchase or hold.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as required by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent).

We restrict access to non-public personal information about our stockholders to employees of our Advisor with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Affiliate Transactions

Under the 1940 Act, we and our affiliates may be precluded from co-investing in private placements of securities. Our Advisor and TYG have applied to the SEC for exemptive relief to permit TYG, TYY, TYN, us and our and their respective affiliates to make such investments. Unless and until we obtain an exemptive order, we will not co-invest with our affiliates in negotiated private placement transactions. We cannot guarantee that the requested relief will be granted by the SEC. Unless and until we obtain an exemptive order, our Advisor will not co-invest its proprietary accounts or other clients’ assets in negotiated private transactions in which we invest. Until we receive exemptive relief, our Advisor will observe a policy for allocating opportunities among its clients that takes into account the amount of each client’s available cash and its investment objectives. As a result of one or more of these situations, we may not be able to invest as much as we otherwise would in certain investments or may not be able to liquidate a position as quickly.

Compliance Policies and Procedures

We have written policies and procedures reasonably designed to prevent violation of the federal securities laws, and are required to review these compliance policies and procedures annually for adequacy and effective implementation and to designate a Chief Compliance Officer to be responsible for administering the policies and procedures.

Securities Exchange Act Compliance

Following this offering we will be subject to the reporting and disclosure requirements of the Securities Exchange Act of 1934 (the “Exchange Act”), including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, beginning with our fiscal year ending

November 30, 2007, we will be subject to the provisions of the Sarbanes-Oxley Act of 2002, including its required reports on disclosure controls and procedures and internal control over financial reporting and the required certifications of the Chief Executive Officer and Chief Financial Officer regarding our financial disclosure.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of new regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 of the 1934 Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•	pursuant to Rule 13a-15 of the 1934 Act, our management must prepare a report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm; and

•	pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the 1934 Act, our periodic reports must disclose whether there were significant changes in our internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Withdrawal

Following our intended election to be regulated as a BDC, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC unless authorized by vote of a “majority of the outstanding voting securities,” as defined in the 1940 Act. The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67% or more of the voting securities present at such meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy, or (ii) 50% of our voting securities.

Other

Following our intended election to be regulated as a BDC, we will be periodically examined by the SEC for compliance with the 1940 Act.

We maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. We will not protect any director or officer against any liability to our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Small Business Administration Regulations

We have filed an application to have a to-be-formed wholly owned subsidiary be licensed by the SBA as a SBIC under Section 301(c) of the Small Business Investment Act of 1958. The SBA regulations currently limit the amount that is available to borrow by any SBIC controlled by our Advisor to $124.4 million.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under present regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18 million and have average annual fully taxed net income not exceeding $6 million for the two most recent fiscal years. In addition, a SBIC must devote 20% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern is one that has a tangible net worth not exceeding $6 million and has average annual fully taxed net income not exceeding $2 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Through our to-be-formed wholly-owned subsidiary, we anticipate providing long-term loans to qualifying small businesses and make related equity investments.

If our to-be-formed subsidiary receives a SBIC license, it will be periodically examined and audited by the SBA’s staff to determine its compliance with SBIC regulations. In addition, it will be subject to any other regulations and restrictions applicable to a SBIC. The SBA prohibits, without prior SBA approval, a “change of control” of a SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10% or more of a class of capital stock of a licensed SBIC.

Although we cannot provide any assurance that we will receive any exemptive relief, we expect to request that the SEC allow us to exclude any indebtedness issued to the SBA by a to-be-formed wholly-owned subsidiary for which we are seeking qualification as a SBIC, from the 200% asset coverage requirements applicable to us as a BDC.

DESCRIPTION OF CAPITAL STOCK

We are authorized to issue up to 100,000,000 shares of common stock, $.001 par value per share, and up to 10,000,000 shares of preferred stock, $.001 par value per share. We currently have 3,088,596 of our common shares, 772,124 warrants, and no preferred shares issued and outstanding. Our board of directors may, without any action by our stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Additionally, our Charter authorizes our board of directors, without any action by our stockholders, to classify and reclassify any unissued common shares and preferred shares into other classes or series of stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms or conditions of redemption for each class or series. Although there is no present intention of doing so, we could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control that might otherwise be in our stockholders’ best interests. Under Maryland law, our stockholders generally are not liable for our debts or obligations.

Common Shares

All common shares offered by this prospectus will be duly authorized, fully paid and nonassessable. Our stockholders are entitled to receive dividends if and when authorized by our board of directors and declared by us out of assets legally available for the payment of dividends. Our stockholders are also entitled to share ratably in the assets legally available for distribution to our stockholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities. These rights are subject to the preferential rights of any other class or series of our capital stock.

In the event that we have preferred shares outstanding, and so long as we remain subject to the 1940 Act, holders of our common shares will not be entitled to receive any net income of or other distributions from us unless all accumulated dividends on preferred shares have been paid and the asset coverage (as defined in the 1940 Act) with respect to preferred shares and any outstanding debt is at least 200% after giving effect to such distributions.

Each outstanding common share entitles the holder to one vote on all matters submitted to a vote of our stockholders, including the election of directors. The presence of the holders of shares of our stock entitled to cast a majority of the votes entitled to be cast shall constitute a quorum at a meeting of our stockholders.

Our Charter provides that, except as otherwise provided in our Bylaws, each director shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. Our Bylaws provide that each director shall be elected by a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present. There is no cumulative voting in the election of directors. Consequently, at each annual meeting of our stockholders, the holders of a majority of the outstanding shares of capital stock entitled to vote will be able to elect all of the successors of the class of directors whose terms expire at that meeting. Pursuant to our Charter and Bylaws, our board of directors may amend the Bylaws to alter the vote required to elect directors.

Holders of our common shares have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of our securities. All of our common shares will have equal dividend, liquidation and other rights.

If we offer additional common shares, the offering will require approval of our board of directors and, so long as we remain subject to the 1940 Act, the offering will be subject to the requirement that shares may not be sold at a price below the then-current net asset value, exclusive of underwriting discounts and commissions, except in limited circumstances, including in connection with an offering to our existing stockholders.

Preferred Shares

We may, but are not required to, issue preferred shares. So long as we remain subject to the 1940 Act, we will be subject to the restriction that currently limits the aggregate liquidation preference of all outstanding preferred stock to 50% of the value of our total assets less our liabilities and indebtedness. We also believe the liquidation preference, voting rights and redemption provisions of the preferred shares will be similar to those stated below.

So long as we remain subject to the 1940 Act, the holders of any preferred shares, voting separately as a single class, will have the right to elect at least two directors at all times. The remaining directors will be elected by holders of common shares and preferred stock, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred stock will have the right to elect a majority of the directors at any time accumulated dividends on any preferred stock have not been paid for at least two years. The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred stock, voting separately as a class, would be required to adopt any plan of reorganization that would adversely affect the preferred stock. See “Certain Provisions of Our Charter and Bylaws and the Maryland General Corporation Law.” As a result of these voting rights, our ability to take any such actions may be impeded to the extent that any of our Preferred Shares are outstanding.

The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

The terms of the preferred shares, if issued, are expected to provide that (i) they are redeemable in whole or in part at the original purchase price per share plus accrued dividends per share, (ii) we may tender for or repurchase our preferred shares and (iii) we may subsequently resell any shares so tendered for or repurchased by us. Any redemption or purchase of our preferred shares will reduce the leverage applicable to our common shares, while any resale of our shares will increase that leverage.

The discussion above describes the possible offering of our preferred shares. If our board of directors determines to proceed with such an offering, the terms of our preferred shares may be the same as, or different from, the terms described above, subject to applicable law and our Charter. Our board of directors, without the approval of the holders of our common shares, may authorize an offering of preferred shares or may determine not to authorize such an offering, and may fix the terms of our preferred shares to be offered.

The information contained under this heading is subject to the provisions contained in our Charter and Bylaws and the laws of the State of Maryland.

Warrants

We have 772,124 warrants issued and outstanding. Each warrant entitles the holder thereof to purchase one common share at the exercise price per common share of the greater of (i) $15.00 per common share or (ii) the net asset value of our common shares on the date of our intended election to be regulated as a BDC. Warrants are exercisable upon the completion of this offering, subject to a lock-up period with respect to common shares received upon exercise of warrants of 90 calendar days immediately following this offering. All warrants expire on the day before the sixth anniversary of this offering. No fractional warrant shares will be issued upon exercise of the warrants. We will pay to the holder of the warrant at the time of exercise an amount in cash equal to the current market value of any such fractional warrant shares.

The warrants are afforded standard anti-dilution protection. As a part of that protection, the number of common shares issuable upon exercise of the warrants (or any shares of stock or other securities at the time issuable upon exercise of such warrants) and the warrant exercise price shall be appropriately adjusted to reflect any and all stock dividends (other than cash dividends), stock splits, combinations of shares, reclassifications, recapitalizations or other similar events affecting the number of outstanding common shares (or such other stock or securities) so as to cause the holder thereafter exercising warrants to receive the number of common shares or other capital stock such holder would have received if such warrant had been exercised immediately prior to such event.

If we make an extraordinary dividend on the outstanding common shares (excluding any ordinary quarterly cash dividends and cash dividends paid in conjunction with our anticipated election to be treated as a RIC), each holder will be entitled to receive the extraordinary dividend made on the outstanding common shares the holder would have received if such warrant had been exercised immediately prior to such extraordinary dividend. Following our intended RIC election under the Code, we expect to distribute to our stockholders (as an ordinary quarterly cash dividend), with respect to each taxable year, at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses.

In addition, if the common shares issuable upon the exercise of the warrants shall be changed into the same or different number of shares of any class or classes of common shares, whether by capital reorganization, reclassification or otherwise (other than a reorganization, merger, consolidation or sale of assets), then, in and as a condition to the effectiveness of each such event, the holder of a warrant has the right thereafter to exercise such warrant for the kind and amount of common shares and other securities and property receivable upon such reorganization, reclassification or other change by the holder of the number of common shares for which such warrant might have been exercised immediately prior to such reorganization, reclassification or change.

In the case of a dividend or distribution paid pursuant to a plan of consolidation or merger by us with another person (other than a merger or consolidation in which we are the continuing person and the common shares are not exchanged for securities, property or assets issued, delivered or paid by another person), or in case of any lease, sale or conveyance to another person (other than a wholly-owned subsidiary) of all or substantially all of our property or assets, warrants shall thereafter (until the end of the exercise period) evidence the right to receive, upon exercise, in lieu of common shares, deliverable upon such exercise immediately prior to such consolidation, merger, lease, sale or conveyance, the kind and amount of shares and/or other securities and/or property and assets and/or cash that a holder would have been entitled to receive upon such consolidation, merger, lease, sale or conveyance had the holder exercised its warrants immediately prior to such consolidation, merger, lease, sale or conveyance, provided that to the extent a stockholder would have had an opportunity to elect the form of consideration, any holder not exercising its warrants shall be entitled to the same consideration that a holder of such common shares failing to make any such election would have been entitled to receive upon such transaction.

Our warrants are separate instruments from our common shares and are permitted to be transferred independently from our common shares, subject to certain transfer restrictions. The warrants have no voting rights and the common shares underlying the unexercised warrants will have no voting rights until such common shares are received upon exercise of warrants.

CERTAIN PROVISIONS OF OUR CHARTER AND BYLAWS AND
THE MARYLAND GENERAL CORPORATION LAW

The following description of certain provisions of our Charter and Bylaws is only a summary. For a complete description, please refer to our Charter and Bylaws, a copy of which are obtainable upon request.

Our Charter and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of us, causing us to engage in certain transactions or modifying our structure. These provisions, all of which are summarized below, may be regarded as “anti-takeover” provisions. Such provisions could limit the ability of stockholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of us. In addition to these provisions, we are incorporated in Maryland and therefore expect to be subject to the Maryland Control Share Acquisition Act and the Maryland General Corporation Law. Also, certain provisions of the 1940 Act may serve to discourage a third party from seeking to obtain control of us.

Number and Classification of our Board of Directors; Election of Directors

Our Charter and Bylaws provide that the number of directors may be established only by our board of directors pursuant to the Bylaws, but may not be less than one. Our Bylaws provide that the number of directors may not be greater than nine. Pursuant to our Charter, our board of directors is divided into three classes: Class I, Class II and Class III. The term of each class of directors expires in a different successive year. Upon the expiration of their term, directors of each class are elected to serve for three-year terms and until their successors are duly elected and qualify. Each year, only one class of directors is elected by the stockholders. The classification of our board of directors should help to assure the continuity and stability of our strategies and policies as determined by our board of directors.

Our classified board provision could have the effect of making the replacement of incumbent directors more time-consuming and difficult. At least two annual meetings of our stockholders, instead of one, will generally be required to effect a change in a majority of our board of directors. Thus, the classification of our board of directors could increase the likelihood that incumbent directors will retain their positions and may delay, defer or prevent a change in control of the board of directors, even though a change in control might be in the best interests of our stockholders.

Vacancies on Board of Directors; Removal of Directors

Our Charter provides that, we have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, except as may be provided by the board of directors in setting the terms of any class or series of preferred shares, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

The Charter provides that, subject to the rights of holders of one or more classes of our preferred stock, a director may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of our directors. This provision, when coupled with the provisions in our Charter and Bylaws regarding the filling of vacancies on the board of directors, precludes our stockholders from removing incumbent directors, except for cause and by a substantial affirmative vote, and filling the vacancies created by the removal with nominees of our stockholders.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter.

Our Charter and Bylaws provide that the board of directors will have the exclusive power to make, alter, amend or repeal any provision of our Bylaws.

Advance Notice of Director Nominations and New Business

Our Bylaws provide that with respect to an annual meeting of our stockholders, nominations of persons for election to our board of directors and the proposal of business to be considered by our stockholders may be made only (i) pursuant to our notice of the meeting, (ii) by or at the direction of our board of directors or (iii) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of our stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to our board of directors at a special meeting may be made only (i) pursuant to our notice of the meeting, (ii) by or at the direction of our board of directors, or (iii) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of our Bylaws, provided that our board of directors has determined that directors will be elected at the meeting.

Limitation of Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (i) actual receipt of an improper benefit or profit in money, property or services or (ii) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940.

Our Charter authorizes us, and our Bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding.

Maryland law requires a corporation (unless its charter provides otherwise, which our Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (ii) the director or officer actually received an improper personal benefit in money, property or services or (iii) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (i) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (ii) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

These provisions do not limit or eliminate our rights or the rights of any of our stockholders to seek nonmonetary relief such as an injunction or rescission in the event any of our directors or officers breaches his or her duties. These provisions will not alter the liability of our directors or officers under federal securities laws.

Control Share Acquisitions

Following this offering we will be covered by the Maryland Control Share Acquisition Act (the “Control Share Act”), which provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, and by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right to repurchase control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (i) to shares acquired in a merger, consolidation or share exchange if we are a party to the transaction or (ii) to acquisitions approved or exempted by our Charter or Bylaws.

Our Bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be otherwise amended or eliminated at any time in the future. However, we will amend our Bylaws to be subject to the Control Share Act only if our board of directors determines that it would be in our best interests and if the staff of the SEC does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Following this offering we will be covered by the Maryland Business Combination Act (the “Business Combination Act”), which provides that “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which such stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution exempting any business combination between us and any other person from the provisions of the Business Combination Act, provided that the business combination is first approved by our board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or our board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

SHARES ELIGIBLE FOR FUTURE SALE

Prior to the completion of this offering, there has been no public market for our common shares. Future sales of a substantial amount of our common shares in the public market, or the perception that such sales may occur, could adversely affect the market price of our common shares and could impair our future ability to raise capital through the sale of our equity securities.

Upon the completion of this offering, as a result of the issuance of           common shares, we will have           common shares outstanding, of which 3,088,596 shares will be “restricted” securities under the meaning of Rule 144 promulgated under the Securities Act and may not be sold in the absence of registration under the Securities Act unless an exemption from registration is available, including exemptions contained in Rule 144. However, we have agreed, and are permitted pursuant to the terms of the lock-up agreements described below, to file a registration statement covering all of our common shares outstanding prior to this offering and all of our currently outstanding warrants (and all of the common shares underlying the warrants) on or prior to June 8, 2007. See “Shares Eligible for Future Sale — Registration Rights.”

In general, under Rule 144, if one year has elapsed since the date of acquisition of restricted securities from us or any of our affiliates, the holder of such restricted securities can sell such securities; provided that the number of securities sold by such person within any three-month period cannot exceed the greater of:

•	1% of the total number of securities then outstanding, or

•	the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

Sales under Rule 144 also are subject to certain manner of sale provisions, notice requirements and the availability of current public information about us. If two years have elapsed since the date of acquisition of restricted securities from us or any of our affiliates and the holder is not one of our affiliates at any time during the three months preceding the proposed sale, such person can sell such securities in the public market under Rule 144(k) without regard to the volume limitations, manner of sale provisions, public information requirements or notice requirements. No assurance can be given as to (1) the likelihood that an active market for our common shares will develop, (2) the liquidity of any such market, (3) the ability of our stockholders to sell our securities or (4) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sale, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices of our common shares. See “Risk Factors — Risks Related to this Offering.”

Lock-Up Agreements

Our directors and executive officers and each member of our Advisor’s senior investment professionals have agreed with the underwriters not to sell any common shares they own for a period of 180 days from the date of this offering, subject to extension in certain circumstances. This agreement, referred to as a “lock-up agreement,” may be waived by Merrill Lynch as representative of the underwriters. In addition, our current stockholders have separately agreed not to sell any common shares for a period of 90 days from the date of this offering. After the lock-up agreements expire, an aggregate of     additional common shares will be eligible for sale in the public market in accordance with Rule 144 under the Securities Act. The lock-up agreements provide that these persons will not offer, sell, contract to sell, pledge (other than to us), hedge or otherwise dispose of our common shares or any securities convertible into or exchangeable for our common shares, owned by them for a period specified in the agreement without the prior written consent of our underwriters. The filing of the registration statement described above pursuant to the registration rights agreement will be an exception to our lock-up agreement, although certain stockholders whose shares are registered in the registration statement may still be subject to lock-up agreements.

Registration Rights

We have entered into registration rights agreements with each of our current stockholders. The registration rights agreements provide, among other things, that, after we consummate this offering, we will use our best efforts to file with the SEC on or prior to June 8, 2007, a shelf registration statement to cover resales of our common shares held by our current stockholders, including our common shares into which the warrants are exercisable, and to use our best efforts to keep such registration statement effective until all securities covered thereby have been sold pursuant to such registration statement, the date on which the securities covered thereby are no longer held by the parties thereto or the date on which such securities are no longer required to be registered.

UNDERWRITING

We intend to offer the common shares through the underwriters named below. Merrill Lynch, Pierce, Fenner & Smith Incorporated, Stifel, Nicolaus & Company, Incorporated and Wachovia Capital Markets, LLC are acting as representatives of the underwriters. Subject to the terms and conditions described in a purchase agreement among us and the underwriters, we have agreed to sell to the underwriters, and the underwriters severally have agreed to purchase from us, the number of common shares listed opposite their names below.

Number
Underwriter	of Shares

Merrill Lynch, Pierce, Fenner & Smith Incorporated
Stifel, Nicolaus & Company, Incorporated
Wachovia Capital Markets, LLC

Total

The underwriters have agreed that they must purchase all of the common shares sold under the purchase agreement if they purchase any of them. However, the underwriters are not required to take or pay for the shares covered by the underwriters’ overallotment option described below. If an underwriter defaults, the purchase agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the purchase agreement may be terminated.

We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

The underwriters are offering the common shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the common shares, and other conditions contained in the purchase agreement, such as the receipt by the underwriters of officer’s certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

The representatives have advised us that the underwriters propose initially to offer the common shares to the public at the public offering price on the cover page of this prospectus and to dealers at that price less a concession not in excess of $      per share. The underwriters may allow, and the dealers may reallow, a discount not in excess of $      per share to other dealers. After the public offering, the public offering price, concession and discount may be changed.

The following table shows the per share and total underwriting discounts and commissions we will pay to the underwriters assuming both no exercise and full exercise of the underwriters’ overallotment option to purchase up to an additional           shares.

	Per Share	Without Option	With Option

Public offering price	$	$	$
Underwriting discount (sales load)	$	$	$
Proceeds, before expenses, to us	$	$	$

We estimate that the total expenses of the offering payable by us, not including underwriting discounts and commissions, will be approximately $     .

Overallotment Option

We have granted an option to the underwriters to purchase up to     additional common shares at the public offering price less the underwriting discount. The underwriters may exercise this option for 30 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional common shares proportionate to that underwriter’s initial amount reflected in the above table.

No Sales of Similar Securities

We, our executive officers and directors, our Advisor and our Advisor’s senior investment professionals have agreed, with exceptions, not to sell or transfer any common shares for 180 days after the date of this prospectus without first obtaining the written consent of Merrill Lynch. Specifically, we and these other individuals and entities have agreed not to directly or indirectly:

•	offer, pledge, sell or contract to sell any common shares;

•	sell any option or contract to purchase any common shares;

•	purchase any option or contract to sell any common shares;

•	grant any option, right or warrant for the sale of any common shares other than pursuant to our contractual requirements under our existing registration rights agreements;

•	lend or otherwise dispose of or transfer any common shares;

•	request or demand that we file a registration statement related to the common shares; or

•	enter into any swap or other agreement that transfers, in whole or in part, the economic consequence of ownership of any common shares whether any such swap or transaction is to be settled by delivery of shares or other securities, in cash or otherwise.

The 180-day restricted period will be automatically extended if (1) during the last 17 days of the 180-day restricted period the Company issues an earning release to material news or a material event relating to the Company occurs or (2) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of the 180-day restricted period, in which case the restrictions described above will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

This lockup provision applies to common shares and to securities convertible into or exchangeable or exercisable for or repayable with common shares. It also applies to common shares owned now or acquired later by the person executing the agreement or for which the person executing the agreement later acquires the power of disposition.

New York Stock Exchange Listing

We intend to apply for listing of our common shares on the New York Stock Exchange under the symbol “TTO.” In order to meet the requirements for listing on that exchange, the underwriters have undertaken to sell a minimum number of shares to a minimum number of beneficial owners as required by that exchange.

Price Stabilization and Short Positions

Until the distribution of the common shares is completed, SEC rules may limit underwriters and selling group members from bidding for and purchasing our common shares. However, the representatives may engage in transactions that stabilize the price of the common shares, such as bids or purchases to peg, fix or maintain that price.

If the underwriters create a short position in our common shares in connection with the offering, i.e., if they sell more common shares than are listed on the cover of this prospectus, the representatives may reduce that short position by purchasing common shares in the open market. The representatives may also elect to reduce any short position by exercising all of part of the overallotment option described above. Purchases of the common shares to stabilize price or to reduce a short position may cause the price of our common shares to be higher than it might be in the absence of such purchases.

Neither we nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of our common shares. In addition, neither we nor any of the representatives makes any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Electronic Distribution

Merrill Lynch will be facilitating electronic distribution for this offering to certain of its Internet subscription customers. Merrill Lynch intends to allocate a limited number of shares for sale to its online brokerage customers. An electronic prospectus is available on a web site maintained by Merrill Lynch. Other than the prospectus in electronic format, the information on the Merrill Lynch website is not part of this prospectus.

Other Relationships

Certain of the underwriters and their affiliates have provided in the past and may provide from time to time in the future in the ordinary course of their business, certain commercial banking, financial advisory, investment banking and other services to our Advisor, Tortoise Capital or our portfolio companies for which they will be entitled to receive separate fees. In particular, the underwriters or their affiliates may execute transactions with Tortoise Capital or on behalf of Tortoise Capital or any of our portfolio companies.

The underwriters or their respective affiliates may also trade in our securities, securities of our portfolio companies or other financial instruments related thereto for their own accounts or for the account of others and may extend loans or financing directly or through derivative transactions to Tortoise Capital or any of our portfolio companies.

We may purchase securities of third parties from some of the underwriters or their respective affiliates after the offering. However, we have not entered into any agreement or arrangement regarding the acquisition of any such securities, and we may not purchase any such securities. We would only purchase any such securities if — among other things — we identified securities that satisfied our investment needs and completed our due diligence review of such securities.

After the date of this prospectus, the underwriters and their affiliates may from time to time obtain information regarding specific portfolio companies or us that may not be available to the general public. Any such information is obtained by these underwriters and their respective affiliates in the ordinary course of their business and not in connection with the offering of our common shares. In addition, after the offering period for the sale of our common shares, the underwriters or their affiliates may develop analyses or opinions related to Tortoise Capital or our portfolio companies and buy or sell interests in one or more of our portfolio companies on behalf of their proprietary or client accounts and may engage in competitive activities. There is no obligation on behalf of these parties to disclose their respective analyses, opinions or purchase and sale activities regarding any portfolio company or regarding Tortoise Capital to our stockholders.

The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080.

The principal business address of Stifel, Nicolaus & Company, Incorporated is 501 North Broadway, St. Louis, Missouri 63102.

The principal business address of Wachovia Capital Markets, LLC is 301 South College Street, Charlotte, North Carolina 28288.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 1200 Main Street, Kansas City, Missouri 64105, serves as our independent registered public accounting firm. Ernst & Young LLP will provide audit and audit-related services, tax return preparation and assistance and consultation in connection with review of our filings with the SEC.

ADMINISTRATOR, CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

We have engaged           to serve as the Company’s administrator. The address of the administrator is          . Our common shares are held under a custody agreement with U.S. Bank National Association, 425 Walnut Street, Cincinnati, Ohio 45202. The transfer agent and registrar for our common shares is Computershare Investor Services, LLC, 2 North LaSalle Street, Chicago, Illinois 60602. Computershare Trust Company, Inc., 2 North LaSalle Street, Chicago, Illinois 60602, serves as our dividend paying agent and Plan Agent for our Dividend Reinvestment Plan.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Blackwell Sanders Peper Martin LLP, Kansas City, Missouri and Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters in connection with the offering will be passed upon for the underwriters by Fried, Frank, Harris, Shriver & Jacobson LLP, New York, New York. Certain matters of Maryland law will be passed upon by Venable LLP.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our common shares offered by this prospectus. The registration statement contains additional information about us and our common shares being offered by this prospectus.

Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Securities Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F. Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TORTOISE CAPITAL RESOURCES CORPORATION

STATEMENT OF ASSETS & LIABILITIES

TORTOISE CAPITAL RESOURCES CORPORATION

STATEMENT OF OPERATIONS

TORTOISE CAPITAL RESOURCES CORPORATION

NOTES TO FINANCIAL STATEMENTS

TORTOISE CAPITAL RESOURCES CORPORATION

SCHEDULE OF INVESTMENTS

	May 31, 2006
	Shares	Value
	(Unaudited)

Limited Partnerships — 39.9%(1)
Natural Gas Gathering/Processing — 29.3%(1)
Eagle Rock Pipeline, L.P.(3)	693,674	$12,500,006
Natural Gas and Oil Exploitation — 10.6%(1)
Legacy Reserves, L.P.(3)	264,705	$4,499,985

Total Limited Partnerships (Cost $16,999,991)		$16,999,991

Short-Term Investments — 60.5%(1)
First American Prime Obligations Money Market Fund — Class Z, 4.86% (Cost $25,758,402)(2)	25,758,402	$25,758,402

Total Investments — 100.4%(1) (Cost $42,758,393)		42,758,393
Liabilities in Excess of Cash and Other Assets — (.4%)(1)		(146,878)

Total Net Assets Applicable to Common Stockholders — 100.0%(1)		$42,611,515

(1)	Calculated as a percentage of net assets applicable to common stockholders.

(2)	Rate indicated is the 7-day effective yield.

(3)	Fair valued securities have a total market value of $16,999,991, which represents 39.9% of net assets.

See Accompanying Notes to the Financial Statements

TORTOISE CAPITAL RESOURCES CORPORATION

STATEMENT OF ASSETS & LIABILITIES

May 31, 2006
(Unaudited)

ASSETS
Investments at value (cost $42,758,393)	$42,758,393
Dividends receivable	104,941
Prepaid expenses and other assets	19,789

Total assets	42,883,123

LIABILITIES
Payable to Adviser	106,802
Current Tax liability	95,955
Accrued expenses and other liabilities	68,851

Total liabilities	271,608

Net assets applicable to common stockholders	$42,611,515

Net Assets Applicable to Common Stockholders Consist of
Warrants, no par value; 772,124 issued and outstanding (5,000,000 authorized)
Capital stock, $0.001 par value; 3,088,596 shares issued and outstanding (100,000,000 shares authorized)	$3,089
Additional paid-in capital	42,533,453
Accumulated net investment income	74,973

Net assets applicable to common stockholders	$42,611,515

Net Asset Value per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$13.80

See Accompanying Notes to the Financial Statements

TORTOISE CAPITAL RESOURCES CORPORATION

STATEMENT OF OPERATIONS

Period from
December 8, 2005(1)
through May 31,
2006
(Unaudited)

Total Investment Income	$751,001

Expenses
Advisory fees	306,163
Professional fees	83,597
Directors’ fees	43,743
Reports to stockholders	15,810
Fund accounting fees	12,409
Stock transfer agent fees	10,009
Custodian fees and expenses	3,438
Other expenses	10,849

Total Expenses	486,018

Net Investment Income, before income taxes	264,983
Current tax expense	(95,955)

Net Investment Income	169,028

Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$169,028

(1)	Commencement of operations.

See Accompanying Notes to the Financial Statements

TORTOISE CAPITAL RESOURCES CORPORATION

STATEMENT OF CHANGES IN NET ASSETS

Period from
December 8, 2005(1)
through May 31,
2006
(Unaudited)

Operations
Net investment income	$169,028

Net increase in net assets applicable to common stockholders resulting from operations	169,028

Capital Share Transactions
Proceeds from initial offering of 3,066,667 common shares	46,000,005
Underwriting discounts and offering expenses associated with the issuance of common shares	(3,769,372)

Net increase in net assets, applicable to common stockholders, from capital share transactions	42,230,633

Total increase in net assets applicable to common stockholders	42,399,661
Net Assets
Beginning of period	211,854

End of period	$42,611,515

Accumulated net investment income, at end of period	$74,973

(1)	Commencement of operations.

See Accompanying Notes to the Financial Statements

TORTOISE CAPITAL RESOURCES CORPORATION

STATEMENT OF CASH FLOWS

Period from
December 8, 2005(1)
through May 31,
2006
(Unaudited)

Cash Flows From Operating Activities
Dividend income received	$646,060
Purchases of long-term investments	(16,999,991)
Net purchases of short-term investments	(25,758,402)
Operating expenses paid	(424,210)

Net cash used in operating activities	(42,536,543)

Cash Flows from Financing Activities
Issuance of common stock	46,000,005
Common stock issuance costs	(3,769,372)

Net cash provided by financing activities	42,230,633

Net decrease in cash	(305,910)
Cash — beginning of period	(305,910)

Cash — end of period	$—

Reconciliation of net increase in net assets applicable to common stockholders resulting from operations to net cash used in operating activities
Net increase in net assets applicable to common stockholders resulting from operations	$169,028
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash used in operating activities
Purchases of long-term investments	(16,999,991)
Net purchases of short term investments	(25,758,402)
Changes in operating assets and liabilities
Increase in dividend receivable	(104,941)
Increase in prepaid expenses and other assets	(19,789)
Increase in payable to Adviser	106,802
Increase in current tax liability	95,955
Decrease in accrued expenses and other liabilities	(25,205)

Total adjustments	(42,705,571)

Net cash used in operating activities	$(42,536,543)

(1)	Commencement of operations.

See Accompanying Notes to the Financial Statements

TORTOISE NORTH AMERICAN ENERGY CORPORATION

FINANCIAL HIGHLIGHTS

Period from
December 8, 2005(1)
through May 31,
2006

Per Common Share Data(2)
Net Asset Value, beginning of period	$—
Initial offering price	15.00
Underwriting discounts and offering costs on initial offering	(1.22)
Income from Investment Operations:
Net investment income	0.01

Net Asset Value, end of period	$13.79

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$42,597
Ratio of expenses (including current income tax expense) to average net assets:(3)(4)	2.88%
Ratio of expenses (excluding current income tax expense) to average net assets:(3)(4)	2.40%
Ratio of net investment income to average net assets before current income tax expense:(3)(4)	1.31%
Ratio of net investment income to average net assets after current income tax expense:(3)(4)	0.84%
Portfolio turnover rate	0.00%

(1)	Commencement of operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)	Annualized for periods less than one full year.

(4)	The Company accrued $95,955 for the period ended May 31, 2006 in current income tax expense.

See Accompanying Notes to the Financial Statements

TORTOISE CAPITAL RESOURCES CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited)
May 31, 2006

1.	Organization

Tortoise Capital Resources Corp. (the “Company”), organized as a Maryland corporation on September 8, 2005, was created to invest primarily in privately-held and micro-cap public companies in the U.S. energy infrastructure sector. The Company plans to elect to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), and to be treated as a Regulated Investment Company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). Until such time as these elections are made, the Company will be taxed as a general business corporation under the Code.

2.	Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Company intends to invest primarily in illiquid securities including debt and equity securities of privately-held companies. The investments generally will be subject to restrictions on resale, will have no established trading market and will be fair valued, on a quarterly basis. Fair value is intended to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced liquidation or sale. Because of the inherent uncertainty of valuation, the fair values of such investments, which will be determined in accordance with procedures approved by the Company’s Board of Directors, may differ materially from the values that would have been used had a ready market existed for the investments.

The process for determining the fair value of a security of a private investment begins with determining the enterprise value of the company that issued the security. The fair value of the investment will be based on the enterprise value at which a company could be sold in an orderly disposition over a reasonable period of time between willing parties. There is no one methodology to determine enterprise value and for any one company, enterprise value may best be expressed as a range of fair values, from which a single estimate of enterprise value will be derived.

If the portfolio company has an adequate enterprise value to support the repayment of our debt, the fair value of our loan or debt security will normally correspond to cost unless the portfolio company’s condition or other factors lead to a determination of fair value at a different amount. When receiving nominal cost warrants or free equity securities (“nominal cost equity”), we will allocate the cost basis in the investment between debt securities and nominal cost equity at the time of origination. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after repayment of debt and other preference capital, and other pertinent factors such as recent offers to purchase a company, recent transactions involving the purchase or sale of equity securities, or other liquidation events. The determined equity values are generally discounted when holding a minority position, when restrictions on resale are present, when there are specific concerns about the receptivity of the capital markets to a specific company at a certain time, or when other factors are present.

The equity investments in Eagle Rock Pipeline, L.P. and Legacy Reserves, LP were valued at cost as of May 31, 2006.

TORTOISE CAPITAL RESOURCES CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) — (Continued)

For equity and equity-related securities that are listed on a securities exchange, the Company will value those securities at the closing price on that exchange on the valuation date.

The Company’s Board of Directors may consider other methods of valuing investments as appropriate and in conformity with accounting principles generally accepted in the United States. The Company may engage an independent valuation firm from time to time to assist in determining the fair value of investments.

C. Interest and Fee Income

Interest income will be recorded on the accrual basis to the extent that such amounts are expected to be collected. When investing in instruments with an original issue discount or payment-in-kind interest, the Company will accrue interest income during the life of the investment, even though the Company will not necessarily be receiving cash as the interest is accrued. Fee income will include fees, if any, for due diligence, structuring, commitment and facility fees, transaction services, consulting services and management services rendered to portfolio companies and other third parties. Commitment and facility fees generally will be recognized as income over the life of the underlying loan, whereas due diligence, structuring, transaction service, consulting and management service fees generally will be recognized as income when services are rendered.

D. Security Transactions

Security transactions will be accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses will be reported on an identified cost basis.

E. Dividends to Stockholders

The amount of any quarterly dividends will be determined by the Board of Directors. Distributions to stockholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

F. Federal and State Income Taxation

Initially, the Company will be treated as a general business corporation for U.S. federal and state income tax purposes. Thus, the Company will compute and pay federal and state income tax on its taxable income without regard to the rules applicable to RICs. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent. The Company may be subject to a 20 percent federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Company’s tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

Although the Company was formed as a general business corporation, it intends to elect to be regulated as a BDC under the 1940 Act and to be treated as a RIC.

If the Company qualifies as a RIC and satisfies the annual distribution requirement, then it will not be subject to U.S. federal and state income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gains in excess of net short-term capital losses) it distributes to its stockholders, other than any built-in gain recognized within 10 years after the effective date of its RIC election. It will be subject to U.S. federal income tax at the regular corporate rate on any income or capital

TORTOISE CAPITAL RESOURCES CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) — (Continued)

gain not distributed (or deemed distributed) to its stockholders. The Company will be subject to a 4 percent nondeductible U.S. federal excise tax on certain undistributed income unless the Company makes sufficient distributions to satisfy the excise tax avoidance requirement.

G. Organization Expenses and Offering Costs

The Company is responsible for paying all organization and offering expenses. Offering costs paid by the Company were charged as a reduction of paid-in capital at the completion of the Company’s initial offering, and amounted to $549,372 (excluding initial purchasers’ discount and placement fees). Organizational costs were expensed as incurred, and in total amounted to $88,906.

H. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur.

3.	Concentration of Risk

The Company’s investment objective is to provide stockholders with current income and capital appreciation. The Company anticipates focusing investments on unsecured, subordinated debt securities and equity securities within the U.S. energy infrastructure sector that will generally be expected to pay interest or dividends on a current basis. The Company intends to seek to obtain enhanced returns through warrants or other equity conversion features within certain subordinated debt securities in which the Company intends to invest and from growth in dividends from its equity investments. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.

4.	Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, LLC (the “Adviser”). Under the terms of the agreement, the Adviser will be paid a fee consisting of two components: a base management fee and an incentive fee.

The base management fee will be a quarterly fee of 0.375 percent (1.5 percent annualized) of the Company’s Managed Assets at the end of each quarter. “Managed Assets” means the total assets of the Company (including any assets purchased with or attributable to any borrowed funds). The base management fee will be calculated and paid quarterly in arrears within 15 days of the end of each calendar quarter. The Company’s Managed Assets shall be computed in accordance with any applicable policies and determinations of the Board of Directors. The base management fee for any partial quarter will be appropriately prorated.

The incentive fee consists of two parts. The first part, the investment income fee, is equal to 15 percent of the excess, if any, of the Company’s Net Investment Income for the quarter over a quarterly hurdle rate equal to 2 percent (8 percent annualized), and multiplied, in either case, by the Company’s Net Assets at the end of the quarter. “Net Assets” means the Managed Assets less indebtedness of the Company. “Net Investment Income” means interest income, dividend income and any other income (including any fees such as commitment, origination, syndication, structuring, diligence, monitoring and consulting fees or other fees that the Company is entitled to receive from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses accrued for such quarter (including the Base Management Fee, any

TORTOISE CAPITAL RESOURCES CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) — (Continued)

interest expense, any tax expense, and dividends paid on issued and outstanding preferred stock, if any, but excluding the Incentive Fee payable hereunder). Net Investment Income also includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest, and zero coupon securities), accrued income that the Company has not yet received in cash. Net Investment Income does not include any realized capital gains, realized capital losses, or unrealized capital appreciation or depreciation. The Investment Income Fee shall be calculated and payable quarterly in arrears within fifteen (15) days of the end of each calendar quarter, with the fee accruing from the first anniversary of the day the Company receives the proceeds from its initial offering of common shares (the “Commencement of Operations”). The Investment Income Fee calculation shall be adjusted appropriately on the basis of the number of calendar days in the first quarter the fee accrues or the calendar quarter during which the Agreement is in effect in the event of termination of the Agreement during any calendar quarter.

The second part of the fee, the capital gains fee, is equal to (a) 15 percent of (i) the Company’s net realized capital gains (realized capital gains less realized capital losses) on a cumulative basis from the Commencement of Operations to the end of each calendar year, less (ii) any unrealized capital depreciation at the end of such calendar year, less (b) the aggregate amount of all capital gains fees paid to the Advisor in prior fiscal years. Except as set forth below, the capital gains fee shall be calculated and payable annually within fifteen (15) days of the end of each calendar year. For the purposes of this section, realized capital gains on a security will be calculated as the amount by which the net amount realized from the sale or other disposition of such security is less than the original cost of such security. Unrealized capital depreciation on a security will be calculated as the amount by which the Company’s original cost of such security exceeds the fair value of such security at the end of a fiscal year. All fiscal year-end valuations will be determined by the Company in accordance with accounting principles generally accepted in the United States, the 1940 Act (even if such valuation is made prior to the date on which the Company has elected to be regulated as a BDC), and the policies and procedures of the Company to the extent consistent therewith.

If the Company’s common stock becomes listed on any national securities exchange or automated dealer quotation system, then the Adviser will use at least 25 percent of any capital gains fee received on or prior to the second anniversary of the day it receives the proceeds from the initial private offering to purchase such common stock in the open market. In the event the investment advisory agreement is terminated, the capital gains fee calculation will be undertaken as of, the date of termination. The Adviser may, from time to time waive or defer all or any part of the base management fee or the incentive fee.

The Adviser has entered into a sub-advisory agreement with Fountain Capital, an affiliated entity, pursuant to which Fountain Capital will provide investment advisory services relating to the portion of liquid assets that are expected from time to time to be invested in short duration high yield bonds in the Company. The Adviser is responsible for all fees and expenses payable to Fountain Capital as a result of such agreement. The Company is not a party to such agreement and will not be responsible for any fees payable to Fountain Capital for providing such services.

The Adviser has also entered into a sub-advisory agreement with Kenmont Investments Management, L.P. (“Kenmont”), an investment adviser with experience investing in privately-held and public companies in the U.S. energy and power sectors. Kenmont will (i) assist in identifying potential investment opportunities, subject to the right of Kenmont to first show investment opportunities that it identifies to other funds or accounts for which Kenmont is the primary adviser, (ii) assist, as requested but subject to a limit of 20 hours per month, in the analysis of investment opportunities as requested by the Adviser, and (iii) if requested by the Adviser, assist in hiring an additional investment professional for the Adviser who will be located in Houston, Texas and for whom Kenmont will make office space available. Kenmont will not make any investment decision on the Company’s behalf, but will recommend potential investments to, and assist in the investment analysis undertaken by, the Adviser. The Adviser is responsible for all fees and expenses payable to Kenmont as a result of such agreement. The Company is not a party to such agreement and will not be responsible for

TORTOISE CAPITAL RESOURCES CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) — (Continued)

any fees payable to Kenmont for providing such services. Kenmont Special Opportunities Fund, L.P., an affiliated entity of Kenmont, is an interested owner in the Company and owns greater than 5% of the Company’s outstanding shares.

The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company’s fund accounting services provider. The Company pays the provider a monthly fee computed at an annual rate of $24,000 on the first $50 million of the Company’s Managed Assets, 1.25 percent on the next $200 million of Managed Assets and 0.75 percent on the balance of the Company’s Managed Assets.

Computershare Investor Services, LLC serves as the Company’s transfer agent, dividend paying agent, and will serve as agent for the automatic dividend reinvestment plan following the initial public offering of the Company’s common shares.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.015 percent on the first $200 million of the Company’s Managed Assets and 0.01 percent on the balance of the Company’s Managed Assets, subject to a minimum annual fee of $4,800.

5.	Investment Transactions

For the period ended May 31, 2006, the Company purchased (at cost) and sold securities (at proceeds) in the amount of $16,999,991 and $0 (excluding short-term debt securities), respectively.

6.	Common Stock

The Company has 100,000,000 shares authorized and 3,088,596 shares outstanding at May 31, 2006. For every four common shares purchased in the initial offering, one warrant was issued. At May 31, 2006, there were 772,124 warrants issued and outstanding. Warrants will be exercisable on the earlier of the Company’s initial public offering of common shares or 18 months from the date of the initial offering, subject in each case to a lock-up period with respect to common shares. If the warrants become exercisable prior to the BDC election, the exercise price per share of each warrant will be $15.00. If the warrants become exercisable after the BDC election, each warrant will entitle the holder thereof to purchase one common share at the exercise price per common share of the greater of (i) $15.00 per common share or (ii) the net asset value of the common shares on the date of the BDC election. Warrants are issued as separate instruments from common shares and are permitted to be transferred independently from the common shares. Until the BDC election, the warrants will be subject to significant restrictions on resale and transfer in addition to those traditionally associated with securities sold pursuant to Rule 144A, Regulation D and other exemptions from registration under the Securities Act. The warrants have no voting rights and the common shares underlying the unexercised warrants will have no voting rights until such common shares are received upon exercise of the warrants.

     Through and including           , 2006 (the 25th day after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

           Shares

Tortoise Capital Resources Corporation

Common Stock

PROSPECTUS

Merrill Lynch & Co.

Stifel Nicolaus

Wachovia Securities

          , 2006

Part C — Other Information

Item 25.  Financial Statements and Exhibits

1. Financial Statements:

The Registrant’s unaudited financial statements dated May 31, 2006 and notes thereto are filed herein.

2. Exhibits:

Exhibit No.		Description of Document

a	.	Articles of Incorporation*
b	.	Bylaws*
c	.	Inapplicable
d	.	Form of Stock Certificate(1)
e	.	Dividend Reinvestment Plan(1)
f	.	Inapplicable
g	.1.	Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C.*
g	.2.	Sub-Advisory Agreement with Kenmont Investments Management, L.P.*
h	.1.	Form of Underwriting Agreement(1)
h	.2	Form of Standard Dealer Agreement(1)
h	.3	Form of Agreement Among Underwriters(1)
i	.	Inapplicable
j	.	Custody Agreement with U.S. Bank National Association*
k	.1.	Stock Transfer Agency Agreement with Computershare Investor Services, LLC*
k	.2.	Form of Administration Agreement(1)
k	.3.	Warrant Agreement with Computershare Investor Services, LLC as Warrant Agent*
k	.4.	Registration Rights Agreements with Merrill Lynch & Co; Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Stifel, Nicolaus & Company, Incorporated*
l	.	Opinion of Venable LLP(1)
m	.	Inapplicable
n	.	Consent of Independent Registered Public Accounting Firm(1)
o	.	Inapplicable
p	.1.	Form of Investment Representation, Transfer and Market Stand-Off Agreement*
p	.2.	Form of Subscription Agreement*
q	.	Inapplicable
r	.1.	Code of Ethics of the Company(1)
r	.2.	Code of Ethics of the Tortoise Capital Advisors, L.L.C.*

(*)	Filed herewith.

(1)	To be filed by amendment.

Item 26.  Marketing Arrangements

Reference is made to the underwriting agreement as Exhibit h.1. hereto.

Item 27.  Other Expenses and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

NASD filing fee		$8,000
Securities and Exchange Commission fees		$8,025
New York Stock Exchange listing fee	$	*
Directors’ fees and expenses	$	*
Accounting fees and expenses	$	*
Legal fees and expenses	$	*
Printing expenses	$	*
Transfer Agent’s fees	$	*
Miscellaneous	$	*

Total		$16,025

*	To be filed by amendment

Item 28.  Persons Controlled by or Under Common Control

None.

Item 29.  Number of Holders of Securities

As of August 24, 2006, the number of record holders of each class of securities of the Registrant was:

Number of
Title of Class	Record Holders

Common Stock ($0.001 par value)	100

Item 30.  Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty which is established by a final judgment as being material to the cause of action. The Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law and the 1940 Act.

The Charter authorizes the Company, to the maximum extent permitted by Maryland law and the 1940 Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Company and at the request of the Company, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Company or as a present or former director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise, and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Bylaws obligate the Company, to the maximum extent permitted by Maryland law and the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director of the Company and at the request of the Company, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Company and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Charter and Bylaws also permit the Company to indemnify and advance expenses to any person who served a predecessor of the Company in any of the capacities described above and any employee or agent of the Company or a predecessor of the Company.

Maryland law requires a corporation (unless its charter provides otherwise, which the Company’s Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made, or threatened to be made, a party by reason of his service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Item 31.  Business and Other Connections of Investment Advisor

The information in the Statement of Additional Information under the caption “Management — Directors and Officers” is hereby incorporated by reference.

Item 32.  Location of Accounts and Records

All such accounts, books, and other documents are maintained at the offices of the Registrant, at the offices of the Registrant’s investment adviser, Tortoise Capital Advisors, L.L.C., 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210, at the offices of the custodian, U.S. Bank National Association, 425 Walnut Street, Cincinnati, Ohio 45202, at the offices of the transfer agent, Computershare Investor Services, LLC, 2 North LaSalle Street, Chicago, Illinois 60602 or at the offices of the administrator.

Item 33.  Management Services

Not applicable.

Item 34.  Undertakings

1. The Registrant undertakes to suspend the offering of the common shares until the Prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as state in the Prospectus.

2. Not applicable.

3. Not applicable.

4. Not applicable.

5. The Registrant is filing this Registration Statement pursuant to Rule 430A under the 1933 Act and undertakes that: (a) for the purposes of determining any liability under the 1933 Act, the information omitted from the form of Prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of Prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; (b) for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of Prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. Not applicable.

7. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Overland Park and State of Kansas on the 28th day of August, 2006.

Tortoise Capital Resources Corporation

By:	/s/ David J. Schulte
David J. Schulte,
President & CEO

The undersigned directors and officers of Tortoise Capital Resources Corporation hereby constitute and appoint David J. Schulte our true and lawful attorney-in-fact with full power to execute in our name and behalf, in the capacities indicated below, this Registration Statement on Form N-2 and any and all amendments thereto, including post-effective amendments to the Registration Statement and to sign any and all additional registration statements relating to the same offering of securities as this Registration Statement that are filed pursuant to Rule 462(b) of the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and thereby ratify and confirm that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ Terry C. Matlack Terry C. Matlack	Chief Financial Officer and Director (Principal Financial and Accounting Officer)	August 28, 2006

/s/ David J. Schulte David J. Schulte	Chief Executive Officer (Principal Executive Officer)	August 28, 2006

/s/ Conrad S. Ciccotello Conrad S. Ciccotello	Director	August 28, 2006

/s/ John R. Graham John R. Graham	Director	August 28, 2006

/s/ Charles E. Heath Charles E. Heath	Director	August 28, 2006

/s/ H. Kevin Birzer H. Kevin Birzer	Director	August 28, 2006

Exhibit Index

Exhibit No.		Description of Document

a	.	Articles of Incorporation*
b	.	Bylaws*
c	.	Inapplicable
d	.	Form of Stock Certificate(1)
e	.	Dividend Reinvestment Plan(1)
f	.	Inapplicable
g	.1.	Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C.*
g	.2.	Sub-Advisory Agreement with Kenmont Investments Management, L.P.*
h	.1.	Form of Underwriting Agreement(1)
h	.2	Form of Standard Dealer Agreement(1)
h	.3	Form of Agreement Among Underwriters(1)
i	.	Inapplicable
j	.	Custody Agreement with U.S. Bank National Association*
k	.1.	Stock Transfer Agency Agreement with Computershare Investor Services, LLC*
k	.2.	Form of Administration Agreement(1)
k	.3.	Warrant Agreement with Computershare Investor Services, LLC as Warrant Agent*
k	.4.	Registration Rights Agreements with Merrill Lynch & Co; Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Stifel, Nicolaus & Company, Incorporated*
l	.	Opinion of Venable LLP(1)
m	.	Inapplicable
n	.	Consent of Independent Registered Public Accounting Firm(1)
o	.	Inapplicable
p	.1.	Form of Investment Representation, Transfer and Market Stand-Off Agreement*
p	.2.	Form of Subscription Agreement*
q	.	Inapplicable
r	.1.	Code of Ethics of the Company(1)
r	.2.	Code of Ethics of the Tortoise Capital Advisors, L.L.C.*

(*)	Filed herewith.

(1)	To be filed by amendment.